Prospectus Supplement (Sales Report) No. 9 dated December 14, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 531337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
531337	$17,000	$15,100	9.99%	1.00%	December 10, 2010	December 10, 2015	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 531337. Member loan 531337 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Lake Mary Preparatory School	Debt-to-income ratio:	23.06%
Length of employment:	1 year	Location:	ALTAMONTE SPRINGS, FL

Home town:
Current & past employers:	Lake Mary Preparatory School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > This loan will lower my total monthly payments on three credit cards from $461 to approximately $361, and I have never been late on a payment in the last 5 years or longer. Borrower added on 12/01/10 > In other words, the Lending Club monthly payment will be about $100 less per month than the total of three credit card payments would have been. Borrower added on 12/02/10 > My monthly net household income is $3400. My total monthly bills (rent, credit cards, and utilities) is only $1800. I will not have any problems meeting the obligation of this consolidation loan. Borrower added on 12/02/10 > I have stable employment a full-time Florida Dept. of Education Professionally Certified Teacher. I also work part-time scoring standardized tests. My wife works full-time as a retail merchandiser. Borrower added on 12/04/10 > This $17,000 loan will go directly to completely paying off these credit cards. Two accounts will be cancelled, and one will be retained strictly for emergencies. Furthermore, my wife and I do not have the added expense of having children.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,218.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	Basically, I have not charged anything on high-balance credit cards since 2008. In 2010, my wife and I cancelled two credit credit (Amex Blue (paid off) and Citi MC) cards after they tried to increase my interest rates. We recently paid off balances on two other credit cards. We moved for an expensive apt. complex in 2009 and renewed our lease in 2010 at a more modest apartment complex. We rarely socialize or go out to dinner. In addition to my full-time teaching job, I work part-time scoring TOEFL exams online. My wife has two retail merchandising jobs and also routinely works over 40 hours per week.
Three questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Currently 500 borrowers competing for funding. Every borrower hopes their loan is 100 pct funded. Reality is there are not enough lenders to fund every loan 100 pct. Loan minimum 60 pct funded when 14-days listing expires is automatically eligible for issue. If loan's funding exceeds 60 pct, will you accept partially funded loan? (After 6-months payments, you are automatically entitled to relist another loan; i.e., remainder initially requested $ amount.) Thanks for answering my questions. Lender 50570 USMC-RETIRED.	(1) Florida Dept. of Ed. Certified Teacher. (2) Three years.

Member Payment Dependent Notes Series 579304

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579304	$4,000	$4,000	14.83%	1.00%	December 10, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579304. Member loan 579304 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	NwTech, Inc	Debt-to-income ratio:	23.34%
Length of employment:	3 years	Location:	Oceanside, CA

Home town:
Current & past employers:	NwTech, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	39
Revolving Credit Balance:	$16,195.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607664	$20,500	$12,875	6.54%	1.00%	December 8, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607664. Member loan 607664 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Jewish Home of Rochester	Debt-to-income ratio:	5.03%
Length of employment:	2 years	Location:	Victor, NY

Home town:
Current & past employers:	Jewish Home of Rochester
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Expenses enumerated in response to questions include the total monthly expenses for household, including new home purchase including the monthly payment for this loan. We have a substantial cushion and fantastic credit. We have never and will never miss or be late on a payment. This is likely one of the safest loans available on this entire site. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,756.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your home improvement project. What are your monthly expenses? Do you have a spouse/partner who works and if so how much does he/she earn each month?	This loan is to assist in buying a home, not for improving a loan. I do have a spouse and she works full time. She earns roughly $38,000 annually ($3166 monthly)
What are your monthly expenses?	Total Household Monthly expenses are approx. $4800 which includes monthly $700 voluntary contribution to retirement as well as ALL living expenses based on actual expenditures during previous 30 months. Thank you for your consideration.

Member Payment Dependent Notes Series 608801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608801	$4,200	$4,200	13.72%	1.00%	December 13, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608801. Member loan 608801 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,683 / month
Current employer:	American Medical Response	Debt-to-income ratio:	4.37%
Length of employment:	3 years	Location:	SEATTLE, WA

Home town:
Current & past employers:	American Medical Response
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,291.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Glad to help out a local. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thanks Factoria! I'll have no problem making payments, and will do so without fail. I'm currently a paramedic student, and will be completing my training in June. I have a full-time job waiting!

Member Payment Dependent Notes Series 610216

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610216	$12,000	$12,000	6.17%	1.00%	December 9, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610216. Member loan 610216 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Cerreta Carting LLC	Debt-to-income ratio:	8.31%
Length of employment:	10+ years	Location:	Norwalk, CT

Home town:
Current & past employers:	Cerreta Carting LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,091.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and what this loan is for.	I am a Hometown Boy,I guess! I live here in my Home town and have no plans to move away. I am described as a hard working guy who minds his business,and active in community events. I have worked in the Refuse and Recycling business my whole life and have been with the same company for 16 years,where I have good pay,benefits and a Retirement Plan. The loan is for Debt Consolidation,I will be able to decrease my monthly bills by $300 and change!
Hello. Your revolving credit balance is $4,091. Can you give us a hint about your plans for the remainder of the money you are requesting? When you say "own", does this mean: you have no mortgage; you have no home equity loan; you have the deed to the property? Wishing you the best.	I will be paying off my car loan and a dental bill,also.This will decrease my monthly bills by $300 and change. I have a mortgage,although I have no equity the mortgage is affordable for me.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	According to Lending Club my income has been verified! If you look at the numbers infront of you,credit report,Lending Club rating and rate(6.17%) I think it says it all right there! My financial situation is in order,this loan will decrease my monthly bills by $300 and Change.

Member Payment Dependent Notes Series 610372

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610372	$14,500	$14,500	13.72%	1.00%	December 8, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610372. Member loan 610372 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Rush Univeristy Medical Center	Debt-to-income ratio:	22.38%
Length of employment:	< 1 year	Location:	chicago, IL

Home town:
Current & past employers:	Rush Univeristy Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$12,053.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Rush Univeristy Medical Center and where did you work prior to that?	I worked in connecticut at stamfor hospital for four years of surgical residency. July 2006-june 2010. I am now doing specialty training in vascular surgery at rush university in chicago. I will finish my training in june 2012 at which point i will be a vascular surgeon.
Thank you for your prompt response. So are you paid for the training? If not, what is your current source of income? Thank you in advance.	I am paid during my training, but i had to take a cut in pay of about 14000 compared to my salary as a resident in CT. I was paying down my credit card debt at my previous salary but don't want my interest to build up as i won't be able to pay as much of the credit cards per month as i previously could. also, to be a board certified general surgeon the exams and courses have been quite expensive.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	2-3years

Member Payment Dependent Notes Series 611129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611129	$6,200	$6,200	10.36%	1.00%	December 8, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611129. Member loan 611129 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Aarons sales and lease	Debt-to-income ratio:	19.49%
Length of employment:	2 years	Location:	SOMERDALE, OH

Home town:
Current & past employers:	Aarons sales and lease
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > debt consolidation Borrower added on 12/02/10 > very stable job of 2 and a half yrs Borrower added on 12/02/10 > bill allways paid on time

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	26
Revolving Credit Balance:	$7,319.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 611762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611762	$25,000	$25,000	9.99%	1.00%	December 8, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611762. Member loan 611762 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	DRS Technologies, Inc.	Debt-to-income ratio:	16.46%
Length of employment:	3 years	Location:	Indian Harbor Beach, FL

Home town:
Current & past employers:	DRS Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,948.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Approximately $3500/mo.
What's your position at DRS Technologies, Inc.? And, since you've only been there for 3 years, what did you do before that and for how long?	Director of Trade Compliance; before that, Director Contracts & Exports Controls for General Dynamics, 7 years
What does DUMA mean?	Name of one of my pets
Can you please tell us what home improvements you plan to fund with this loan? Also, with 0% utilized out of $37,000 worth of revolving credit, why not use some of this already-established credit rather than open a whole new loan?	Some of the improvements include updating the kitchen cabinets; hardwood floors. The revolving credit holds a very high interest rate and I rather not use it. I am looking for the opportunity to get a much lower interest rate so that I can pay the loan faster.

Member Payment Dependent Notes Series 613076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613076	$22,000	$22,000	12.23%	1.00%	December 13, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613076. Member loan 613076 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,600 / month
Current employer:	UPS	Debt-to-income ratio:	16.21%
Length of employment:	10+ years	Location:	Fresno, CA

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > My wife went back to school a year ago. Some of our debt has been to pay off school fees, books and etc.. We also, bought a new house a few years ago. We used our cards to pay for certain household items and landscape. The rest of the debt has been from past purchases. We are just trying to pay it all off now and believe it would be easier if all debts would become one into one single payment. Borrower added on 11/30/10 > I am a UPS Driver. I have been employed there for 10 years. My wife also works part-time as a floor manager for a restaurant while in school. She makes about $1200 a month. This is in addition to what I make. Borrower added on 12/01/10 > My payments for those balances are: $202 for the Bank of America Card $170 for the Teamster Card $75 for the Discover Card $15 for the Capital One Card Borrower added on 12/07/10 > To all investors: Thank you. I do appreciate your help. I hope to be funded as close to 100% as possible for this loan to help me out completely. Thank you again. Happy Holidays. Borrower added on 12/09/10 > I once again, would like to tell everyone thank you for helping me. This has been a wonderful experience. Without you, none of this would be possible. I sincerely appreciate your thoughts and gratitude.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,450.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Currently on zillow.com, it is estimated at $239,000. My balance on my loan is: $243,000. I do not have a home equity loan. Thank you.
Please list the balances, APRs, and monthly payments on the debt you will be consolidating with this loan. Thanks!	Bank of America Credit Card $12,400 APR 7.9% Discover Card $3700, APR 10.0% Teamster Card $8600, APR 16.9% Capital One $1500, APR 12% I won't be able to consolidate them all, as I was only approved for $22,000. Although, some of the APR's are low, I would rather have one payment and pay it off in 5 years.
Hi. I would be happy to fund your debt consolidation but I don't understand your logic for paying off the three with APRs lower than the rate you were approved for with Lending Club. I would HIGHLY recommend you cancel this and reapply for a $9,000 load to pay off only the Teamster Card. I understand the desire to have one payment instead of four, but the fact that you want to pay more in interest gives me pause. Can you offer more insight into your thinking? Thanks!	This will allow me to pay off my balances faster. I will be committed to paying them off in 5 years, rather than 7 or 8. I understand what you are saying. I will be paying more in interest, but they will be paid off. Thank you.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	Type your answer here.5 years
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	Yes
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Monthly expenses: House: $1860 (includes taxes and insurance) Car: $450 (0% APR, less than 2 years left) PG and E: $125 (on average) Home Phone: $61 (includes internet) Cell Phone: $78 (Includes mine and my wife's) Direct TV: $75 Groceries: $300 a month Trash, Water, Sewage: $85 Alarm Company: $29 Car Insurance $115 (gets lower every month, for 2 cars) I do not have a gym membership nor do I pay childcare. My daughter's school offers a recreation program afterschool at no cost. My wife also works part time. She makes $1200 a month while going to school.
http://www.mortgagefit.com/calculators/average-interestrate.html I calculated your avg APR on your total balances, as some have lower APR then you are apporoved, Please do math before you request such personal loans. Your avg is 14.57 % luckily, so that means you will benefit from this loan for only 2.35% per annum, that means your anual savings will be only 180USD. You should use site above and tell others as well for better calculations.	I understand. I simply would like one payment. I thought about this before I applied. I feel by applying for this loan, I will pay these balances faster, than paying only the minimum with the lower APRS. This way I am committed to paying the loan in 5 years or less and I will have no debt. Thank you for checking on this.
Thanks for being so willing to answer lender questions and provide information. It's a pretty intrusive process, but it's definitely appreciated. And when I was in debt it definitely helped to have only one payment to keep track of and to be committed to paying off the debt in a set period of time. I'll happily fund part of your loan; good luck!	Thank you. I appreciate it. Have a nice holiday.
I will be investing in your loan, please remember that it is ever day people helping you get your loan, and not some bank that can get bailed out or get their money back. I look forward in assisting you	Thank you. I truly appreciate your thoughts and help. Have a nice holiday.
I like your story, more people would be funded if they explained circumstances. Good luck on being debt free.	Thank you. Merry Christmas!

Member Payment Dependent Notes Series 613416

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613416	$10,000	$10,000	10.36%	1.00%	December 9, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613416. Member loan 613416 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	aegis therapies	Debt-to-income ratio:	9.33%
Length of employment:	6 years	Location:	elk grove, CA

Home town:
Current & past employers:	aegis therapies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	78
Revolving Credit Balance:	$21,033.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at aegis therapies?	Type your answer here.I am a physical therapist assistant and acting rehab program coordinator/rehab director

Member Payment Dependent Notes Series 613943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613943	$14,500	$14,500	10.36%	1.00%	December 13, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613943. Member loan 613943 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blommer Peterman SC	Debt-to-income ratio:	24.24%
Length of employment:	2 years	Location:	Oconomowoc, WI

Home town:
Current & past employers:	Blommer Peterman SC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,739.00	Public Records On File:	1
Revolving Line Utilization:	37.30%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 614581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614581	$8,500	$8,500	14.83%	1.00%	December 10, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614581. Member loan 614581 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Loram	Debt-to-income ratio:	6.55%
Length of employment:	3 years	Location:	Troy, OH

Home town:
Current & past employers:	Loram
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Personal loan being used too pay off credit cards at a better rate

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,112.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	i currently rent my home i want all my debt paid off b4 i finance a house
Many small investors working together fund LC borrower loans. I%u2019d like to invest in your loan but have some requests from you. Thanks in advance. (1) What do you do for work and what is your work history? (2) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (3) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (4) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (5) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (6) What is the total balance on your mortgage and any HELOC you owe on your home? (7) What is the current market value of your home? (Use zillow.com if unsure).	1. I'm a manger for a railway contractor and have been with this company for the past 3 years, before that i worked city maintenance a couple years and customer service on the side. 2. i'll look into verifying my income with lendingclub. 3. My plan is to pay the loan off in hopefully less than two years. 4. i would like too have the full loan funded but would probably settle for 6000. 5.capital one 1000 19% 37, chase 1000 21% 40, discover 1000 19% 37, fifth third 2500 19% 50, Honda 3000 150. 6/7. i currently rent my home i want too pay off all my debt before i finance a home.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	i owe capital one, discover and chase bank 1000. Fifth Third bank 2500. And Honda Finance 3000. Each of the credit cards are over 19%. All together i pay 325.00 a month. i plan to pay all of these bills off with this loan. i'm a manger for a railroad contractor that preforms specialized track maintenance. I have worked at this company for 3 years.

Member Payment Dependent Notes Series 615442

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615442	$10,000	$10,000	16.32%	1.00%	December 14, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615442. Member loan 615442 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	0.26%
Length of employment:	3 years	Location:	Jersey City, NJ

Home town:
Current & past employers:	Morgan Stanley
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,434.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Morgan Stanley?	I work as an IT associate in Risk Management division developing applications for credit risk management. I have been working full time with Morgan Stanley for the last 3 years.
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated.	I currently do not have any outstanding debts. But, I dd not know how better to classify my need for a loan. I am planning to have some personal expenses in the next 6 months that I many not be able to fund immediately from my current income. I am planning to invite my parents over from India to US next year. I also have plans to buy a car in the next year. So, with all these situations coupled together I felt it was better to take a personal loan that I can pay off gradually.
Do you plan on taking the full 3 years to pay off this loan? I only ask because it seems that with your income you could afford to pay it off earlier and avoid paying high interest.	I would probably pay it off earlier. Somewhere around 2 years. I wanted a loan for higher amount but they did not approve one for some weird reasons.

Member Payment Dependent Notes Series 615476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615476	$15,250	$15,250	12.98%	1.00%	December 14, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615476. Member loan 615476 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	20.30%
Length of employment:	n/a	Location:	Warren, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I currently am looking to consolidate some personal debt. I recently ran into some personal issues, and am looking to consolidate the cards, and payoff the loan as quickly as possible. I own a home with no mortgage payments, and will be paying above and beyond the required minimum payments. I thank you all, and appreciate all efforts in funding the loan.

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,858.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	There is no mortgage on the home(paid off), and I would say the market value is roughly $100,000 currently.

Member Payment Dependent Notes Series 616011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616011	$12,200	$8,500	9.62%	1.00%	December 14, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616011. Member loan 616011 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Paradox Entertainment	Debt-to-income ratio:	23.12%
Length of employment:	3 years	Location:	Van Nuys, CA

Home town:
Current & past employers:	Paradox Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I'm applying for this loan in an effort to consolidate my credit card debt with a lower APR and help reduce my monthly payments a little bit. Thanks!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,089.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617717	$18,000	$11,200	6.54%	1.00%	December 10, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617717. Member loan 617717 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	United Nations	Debt-to-income ratio:	16.04%
Length of employment:	5 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	United Nations
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,433.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619607	$12,500	$12,500	9.99%	1.00%	December 10, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619607. Member loan 619607 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Advent	Debt-to-income ratio:	16.19%
Length of employment:	< 1 year	Location:	bloomfield, NJ

Home town:
Current & past employers:	Advent
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	24
Revolving Credit Balance:	$42,852.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Advent and what do you do there? Where did you work prior to that?	It is a financial software firm. I am in relationship managment. I worked for another financial software firm.
Would you please give some details about the $42,852 in revolving credit?	My fiance and I were out of work last year and we are getting married in April, so I moved all of her debt on my cards at 0% interest and have put allmost all of the wedding items on as well. just have a few items to cover and dont want to charge on cards that are over prime rates....we make over 200k combined so once we get the wedding completed not an issue. Thanks Mark
What is the delinquency 24 months ago? Also why are you only taking out $12,500 at 9.99% with your revolving balance? Is the entire $42,852 in revolving credit at 0%? If so for how long and what the rate jump to when the 0% ends?	Honestly I will have to check my report again....I took corrective action on any delinquency I had because I have NEVER had a late payment, they indicated that the item was to be removed and I thought it was. I am only taking this amount because it is all I need to finish our wedding and the rate to take any more was too high. Most of the debt is at 0, some at 1...it ends at many different times but most next year. With this I will move the last amount coming off 0 this year and have it go to 0% till next Nov. Thanks
you mentioned that you were out of work last year, where did you work before and how long?	I worked for Fiserv for 3 years

Member Payment Dependent Notes Series 619895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619895	$24,000	$15,025	6.17%	1.00%	December 8, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619895. Member loan 619895 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Hewlett Packard - Federal Consulting	Debt-to-income ratio:	12.31%
Length of employment:	9 years	Location:	ALPHARETTA, GA

Home town:
Current & past employers:	Hewlett Packard - Federal Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Investment Property Buying Borrower added on 11/30/10 > - Plan to invest this money as part of a bigger fund in buying a rental/investment property in an Indian Metro city. Know this city and have people to manage well. - Excellent Credit History, never being late or failed to pay a Loan on time...have taken many loans in the past. - Have about $1600 cash to invest after all expenses every month - Have been in this High Tech job for last 19 years with a MS degree. Working for the largest IT company for last 10 years.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,047.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	I'm a US citizen of Indian (from India) origin, and work for one of the largest IT company for last 10 years...in consulting. I'm planning to invest in a rental property in India (in one of the top Metros). This property is from a renowned builder in India as well. Just came back from a trip there, and felt overwhelmed with the growth prospecs. Since the home loan options are not as good as we get here, I'm buying this property outright. Need this loan as the remaining part of the investment. Hope this helps. Regards.

Member Payment Dependent Notes Series 620010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620010	$18,000	$12,625	9.62%	1.00%	December 8, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620010. Member loan 620010 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.81%
Length of employment:	7 years	Location:	TAVARES, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > The loan is to purchase a car at auction for one of my daughters.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,883.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a CPA. My income comes from my practice.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage is about 2k, auto 560 utilities about 500. INS 230. Other expenses around 1k. Credit cards 400 Daughter has scholarship
Need to know employer.	I own an tax company called assured accounting
With your credit and income, why would you seek a loan with 9.62% rate?	Good Quesiton. I know I could have gotten it cheaper but answer is I live in a small town with only a few banks and I don't want them to know my business. I don't want them to have my financials so they can tell the other CPAs in town.
With your credit and income, why would you seek a loan at 9.62% ?	Type your answer here.Already answered.

Member Payment Dependent Notes Series 620209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620209	$5,000	$5,000	12.98%	1.00%	December 9, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620209. Member loan 620209 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	StarCite	Debt-to-income ratio:	17.29%
Length of employment:	3 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	StarCite
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I'm planning to use the fund for some of my wedding expenses. The wedding will be in May 2011. I expect to receive monetary as gift from family members and guests. I currently own a house with my finance. The monthly mortgage is $914 (included tax and insurance) , We are recently graduated from college in 2005. We both working for a good company - been working full time at the same company for 3 1/2 years now. With my company, I have 150 K life insurance, I also have short term and long term disability as part of my benefit package. Our annual income between me and my fiance is $80,000.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	34	Months Since Last Delinquency:	2
Revolving Credit Balance:	$4,656.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi there, The total balance of my mortgage is 126,000. According to Zillow, the value of my home is 137,000. There is no HELOC on the home. The mortgage is under my name and my fiance. We are both paying for the mortgage not just me. We both have stable job with a company for 3 1/2 years.
Why three delinquencies in just the last two months???	I purchase something using the charge card that I haven't used in awhile and i didn't realize that I didn't update my address - the bill was sent to my old address. Those delinquency are taken care of and the amount was under $100.
Where do you work at, and what industry?	I work for a technology company. I rather not mention the company name here in public. I'm Web Content Operation Specialist. I also does web design as part time.

Member Payment Dependent Notes Series 620390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620390	$14,100	$14,100	17.80%	1.00%	December 13, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620390. Member loan 620390 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,223 / month
Current employer:	IBEW 995	Debt-to-income ratio:	14.30%
Length of employment:	3 years	Location:	Denham Springs, LA

Home town:
Current & past employers:	IBEW 995
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Corrections: My fixed expenses are around $1950.00 monthly.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,286.00	Public Records On File:	1
Revolving Line Utilization:	32.00%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance is $136,000 and the market value is $135,000. This is no HELOC owed.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	okay, I will scan and email them
Did you declare bankruptcy 9 years ago?	yes
Three questions: (1) Position (Job/What you do) for employer IBEW? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Why the Chapter 7/11 Bankruptcy Filing? i.e., Divorce? Medical? Job Loss? etc	I am the bookkeeper/Accounting Secretary. I anticipate paying the loan off with in 2 yrs. I went through a Divorce.
what are your fixed monthly expenses?	My fixed monthly expenses are around $2550.00 a month

Member Payment Dependent Notes Series 620476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620476	$23,000	$17,800	16.69%	1.00%	December 8, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620476. Member loan 620476 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Lancaster Fire Dept.	Debt-to-income ratio:	20.83%
Length of employment:	4 years	Location:	Royse City, TX

Home town:
Current & past employers:	Lancaster Fire Dept.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Hello and thanks for helping me with my loan. I am a full time Firefighter. I recently had a baby and am trying to consolidate some bills. I plan to pay off some high interest bills and have one payment to make things easier. I am an absolute no risk borrower. I pay all my bills every month and on time. My job and my wifes are very stable and I love my work. Thank you for your time and have a great day. God Bless

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,484.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thanks for responding. My home value is $165000. I owe $157000 on it. It has no HELOC owed. Thanks
A couple questions: 1) Please provide the following details regarding the each of accounts you will be consolidating: 1. The current balance 2. The APR 3. The monthly payment 2) You have applied for a $23,000 loan, but your total revolving credit used is $10,484. What will you be doing with the excess funds?	Citi Bank Loan- 7,600/ 29%/ 350.00 Juniper credit card- 6,100/ 14%/ 140.00 Wells Fargo Loan- 2,200/ 29%/ 100.00 Chase Credit Card- 375.00/ 20%/ 15.00 Citi Credit Card- 2,000/ 20%/ 90.00 MY WIFES CREDIT CARDS Bank Of America Credit Card- 2,000/ 29%/ 50.00 Victoria Secrets Credit Card- 500.00/ 20%/ 25.00 Buckle Credit Card- 100.00/ 20%/ 25.00 THE REMAINDER OF THE LOAN IS TO COVER THE PRICE OF GETTING THE LOAN
My questions: (1) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	We are thinking around 4-5 years. Yes we will accept a partially excepted fund.

Member Payment Dependent Notes Series 620545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620545	$16,800	$10,775	6.54%	1.00%	December 9, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620545. Member loan 620545 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	pepsi	Debt-to-income ratio:	7.40%
Length of employment:	10+ years	Location:	fall river, MA

Home town:
Current & past employers:	pepsi
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > money is for bills, i will pay this loan of in 3 years i make really good money. im full time been with my company 10 years

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,719.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the balances and interest rates of the debts you want to consolidate? What are you currently paying each month for these debts?	im paying 13.99 apr and i pay about 2,500 a month and my balances is about 18,000
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at Pepsi? Can you list your work history? These answers will definitely help lenders lend.	moved into a new place and just to get started with furniture and other items that how i got my debt. im a salesman for my company. my intrest rate on my cards is high so i was just looking for a lower intrest rate to clean up my bills.ive been with my company 10 years. im the sole money maker
Member_795334, Thx for the info but can you answer these questions: Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances?	my expenses are 2500 to 3000 a month and my whole debt is around 20000

Member Payment Dependent Notes Series 620689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620689	$10,000	$10,000	6.17%	1.00%	December 8, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620689. Member loan 620689 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	General Electric	Debt-to-income ratio:	0.18%
Length of employment:	10+ years	Location:	Mauldin, SC

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Loan will allow for purchase of energy efficient windows. With tax credit and lower energy & maintenance costs, the benefit to our overall expenses will help in repaying the loan.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$588.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services (support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Monthly Expenses: Mortgage(PITI) 1097 Electricity 120 Gas 80 Home Phone/Cell/Internet 240 Home Security 33 Cable 100 Student Loan 113 Quarterly Expenses: Water 200 Semi-Annual Expenses: Auto Insurance 600 Annual Expenses: Homeowners Association 350 Annual Income after taxes is $71K, leaving $47K for discretionary expenses, including clothing, food, auto expenses, charity, etc. Design Engineer for a manufacturer of Power Plant Equipement, supporting customer interface hardware. Sales in this area have maintained during the recession as global customers have upgraded their electrical capacity - the outlook remains promising. My prospects for maintenance of income are high, particularly as increasing pressure on immigration and baby boomer retirements lead to increased demand for experienced engineers. I'll request info regarding income verification.
Please would you describe your home improvement project and how much of it will be paid with the loan or from other sources.	Replacement windows (energy efficient, etc). This loan will pay 90%, depending on the final quote from the contractor.
do you plan to pay this loan off early?	I probably will try to pay it back early - I haven't included the energy savings associated with new windows in my budget, so if they materialize I will pay this back early.

Member Payment Dependent Notes Series 620914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620914	$12,000	$12,000	15.57%	1.00%	December 9, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620914. Member loan 620914 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,953 / month
Current employer:	John L. Wortham & Son, LP	Debt-to-income ratio:	9.60%
Length of employment:	8 years	Location:	Houston, TX

Home town:
Current & past employers:	John L. Wortham & Son, LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I am a conscientious, gainfully employed professional with a relatively high income who was living beyond his means. The financial crisis and ensuing credit contraction have emphasized to me the importance of financial discipline and austerity. I intend to use this loan to consolidate my credit card debts and manage my budget. I appreciate your consideration of my loan request.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	37
Revolving Credit Balance:	$10,966.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details of the delinquency that occurred 37 months ago. How have you cut back on your expenses? Thank you.	I was not given a copy of the credit report provided to Lending Club members, so I can't be certain of the item you are referring to; I believe it might pertain to a Chase account. I don't recall the specific reason but it might have been that I was late in submitting a large expense report and decided to be delinquent until I was reimbursed. I also made some bad investment decisions around that time. Ironically, I have an MBA and my decisions were contrary to what I knew and learned. However, in the short run, markets can behave irrationally and I was speculating (incorrectly and recklessly) on such inefficiencies. Whatever the reason, please note that I paid the delinquency in its entirety, including all of the penalties assessed. Nevertheless, I was not responsible with money back then and hence my credit score has suffered. Admittedly, because I have a decent income and stable job, I still haven't been responsible with money until recently. I believe we have reached an inflection point in our economy and it's important for me to achieve financial discipline. For example, I used to eat out for every meal; now I cook at home as much as possible. I used to buy expensive clothes; now I seldom buy clothes and only do so at discount stores when necessary. In general, I used to spend money without hesitation; now I try to think before I spend. I'd also like to mention that I have applied for a loan with Lending Club because I would rather pay interest directly to private investors like you instead of to a bank or credit card company. Sorry for the long reply but since you are investing in me I believe you deserve to know more about me. I appreciate you asking the question. Please let me know if I haven't answered your question or if you need more information. Thanks
Thank you for the above information, I was in a similar situation a few years ago and appreciate the details. Please let us know if you intend to pay off the lending club loan prior to the 60 months as listed. Or if you at least intend to make more than the minimum payment due each month. Your income indicates you can support such a payment. If so, I would be happy to fund your loan.	Great question. I do intend to pay off the loan before 60 months. I applied for a 5 year term to give myself flexibility, but realistically I believe I'll repay the loan in less than 3 years. Thanks

Member Payment Dependent Notes Series 620936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620936	$20,000	$13,125	6.54%	1.00%	December 8, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620936. Member loan 620936 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Wachtell, Lipton, Rosen & Katz	Debt-to-income ratio:	1.11%
Length of employment:	4 years	Location:	New Rochelle, NY

Home town:
Current & past employers:	Wachtell, Lipton, Rosen & Katz
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,640.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	Thanks for asking! I am a young professional with a bachelors degree in accounting. Currently working as a IT Analyst at a big law firm. I have been at the same company for over four years. I am very secure there. An opportunity has come my may to take over a well established Parking Garage close to where I live. The owner moved to Florida and wants some cash upfront; the purpose of the loan. The majority of the purchase price I am covering with savings of mine, but I don't want to go down to my last nickel. The Garage is run by a reliable staff including a manager who are staying. My current employment will remain unchanged. This will be an investment. Happy Thanksgiving!
Hi - Can you explain the income potential of the garage as well as the total purchase price? The reason I am asking is I am trying to determine the free cash flow potential of the investment. Thanks	The purchase price is 80,000 and the return is 30,000 that is after all salaries taxes, insurance....etc. This loan is just so I do not go down to my last few dollars. I am receiving no other financing for the purchase.

Member Payment Dependent Notes Series 621002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621002	$25,000	$17,525	13.72%	1.00%	December 8, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621002. Member loan 621002 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,083 / month
Current employer:	n/a	Debt-to-income ratio:	17.39%
Length of employment:	1 year	Location:	Smyrna, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,581.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a partner (attorney) with a law firm (Carlock, Copeland & Stair, LLP in Atlanta, GA). Therefore, I am considered "self-employed" for tax purposes.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my mortgage is $417,000. My home was recently appraised at $465,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes, my wife and I own our home jointly. We have a mortgage balance of $417,000. The home was recently appraised for $465,000.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Yes, $3200 / month 2. Yes, with my wife 3. No HELOC 4. Home recently appraised for $465,000 5. Since March 2004
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	1. Credit card account(s), $25,000, 15% 2. To pay off the revolving balance quicker
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes, with my wife 2. Mortgage balance = $417,000 3. MV = $465,000
Your current employer is unlisted, could you tell us a bit about what you do?	I am a partner attorney with the law firm of Carlock, Copeland & Stair in Atlanta.
Attorney, My three questions: (1) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) JUst today your loan shows both Income Verified and LOan Status "Approved" for Issue when funding ends. This explains why loan only 21 pct with 3-days listing time remaining. Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches and After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Regarding anticipated time to pay off, it depends on the bonus I receive each year. I would love to pay off asap but realistically it may take 5 years. As far as whether I accept less than full funding, I would really need to receive funding totaling $20,000 for this loan to make since based on the respective interest rates and amount that I need to consolidate. Hope this helps. Thanks for your service to this country.
Just want to apologize for you having to repeat yourself 200 times. Apparently my fellow lenders don't read sometimes.	Thanks!

Member Payment Dependent Notes Series 621017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621017	$18,725	$11,700	6.54%	1.00%	December 8, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621017. Member loan 621017 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	FANYC	Debt-to-income ratio:	15.32%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	FANYC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > The purpose of this loan is to pay off my credit card debt, lower my interest rates as well as diversify my credit profile with a non-revolving loan.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,734.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Free Arts NYC and where did you work prior to that?	The mission of the organization is to provide arts programming free of charge to low-income kids. We work with other social service agencies to provide these programs. I have 7+years experience working with various arts non-profit organizations in both an administrative role and as an arts educator. In my last job, I worked with a small community center. I ran an after school program with an arts and media bent.

Member Payment Dependent Notes Series 621032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621032	$15,000	$9,200	6.54%	1.00%	December 8, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621032. Member loan 621032 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	7.66%
Length of employment:	3 years	Location:	Athens, GA

Home town:
Current & past employers:	Northwestern Mutual
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Loan to pay new staff member. Borrower added on 11/26/10 > Growing my business, need a little capital.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,546.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Looks like you only have 4 days and not much contributed. Reason was that there are no details as to what you do and what you plan to do with this loan (except to say to pay new staff). Please provide more details and it will get more interest from members. Could you expect to mention the two lines to a bank and get a loan or say a customer to say two lines and you be able to satisfy them?	I have a financial planning practice and have brought on additional staff as my business continues to grow. The loan will be to help ease pressure on my cash flow for the next six months or so as my revenue adjusts to the increased outflow. This new staff person will allow me to focus even more of my time on revenue generating activites and significantly increase my revenue production.

Member Payment Dependent Notes Series 621124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621124	$10,000	$6,750	5.79%	1.00%	December 8, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621124. Member loan 621124 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,917 / month
Current employer:	n/a	Debt-to-income ratio:	4.82%
Length of employment:	n/a	Location:	Castle Rock, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	33
Revolving Credit Balance:	$8,928.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 621266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621266	$15,000	$9,375	6.91%	1.00%	December 8, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621266. Member loan 621266 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Allen & Overy LLP	Debt-to-income ratio:	14.35%
Length of employment:	5 years	Location:	Astoria, NY

Home town:
Current & past employers:	Allen & Overy LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I plan to consolidate much of remaining credit card and student loan debt (from a private lender as I studied overseas) and eliminate a significant portion of my remaining debt. I am firmly committed to paying off my remaining debt in the next three years. I am also gainfully employed, having received annual raises of at least 5% each year of my employment (including one major promotion) and ample overtime. Borrower added on 12/03/10 > My credit card APRs are in the 12%-16% range. My private student loans have variable rates but generally fall in the 6%-10% range. Obtaining a loan through Lending Club would allow me to pay much of that debt off at a much lower rate and consolidate that debt into one monthly payment. I came into significant debt several years ago before my career started to advance and I was still in school. I regretfully lived beyond my means when I was younger but I have certainly learned my lesson and have gradually decreased my use of credit. I have solidifed my income by doing well professionally, stopped taking on any new credit and have completely stopped using my credit cards. I only keep one accessible in case of a dire emergency. I have been living very frugally the last couple of years and eliminating my debt is a major priority of mine. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	12
Revolving Credit Balance:	$24,973.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the delinquency 12 months ago?	This was the result of my processing a student loan deferment late. I was in school at the time and had a few of my loans in deferment; while most of my loans went into deferment automatically I had to manually apply my deferment for this loan, which I did late and in the process missed a payment. I've reviewed my credit reports from Experian and Transunion and this delinquency does not appear on my Experian report, so I will likely petition Transunion to remove this delinquency, as it was merely a mistake.

Member Payment Dependent Notes Series 621468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621468	$6,000	$6,000	9.99%	1.00%	December 13, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621468. Member loan 621468 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Moorehead communications	Debt-to-income ratio:	1.81%
Length of employment:	< 1 year	Location:	Greenville, SC

Home town:
Current & past employers:	Moorehead communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	80
Revolving Credit Balance:	$954.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Moorehead communications and where did you work prior to that?	I am a sales representative for verizon products and services of which Moorehead is their no one agent. Prior to Mooreheadn I had several short term assignments. My last long term assignment was with Qwest Communications as a credit/collections representative from 2004 - 2008. Thank you for your consideration

Member Payment Dependent Notes Series 621534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621534	$10,000	$6,575	6.17%	1.00%	December 9, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621534. Member loan 621534 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Chase	Debt-to-income ratio:	3.44%
Length of employment:	< 1 year	Location:	Columbus, OH

Home town:
Current & past employers:	Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I’m going to be using this loan to start my flying career (renting airplanes to build up my hours). My dad is a pilot and I’ve been flying since I was a kid, now I’m investing in a career move. I have a stable job working for Chase, and very little debt (less than $1000.00 credit card balance). I also own a DJ business on the side to make extra money. Thank you for taking a interest not only in my loan but what I will be investing it in.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$257.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Chase, and where did you work prior to that?	I work in the bankruptcy and foreclosure department in Columbus, Ohio. Before working at Chase I worked for a few different companies as a temp, after I graduated from College in June of 2008. I???ve either done accounting or logistics.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Thank you for having the interest in investing in my loan. I do have a mortgage that I share with my dad, we put in over a $30,000 down payment (to get rid of the PMI) and after that the payments are $645 a month. I???m fortunate enough to not have to worry about a payment for my parents pay for it. I do not have access to a HELOC. I have lived in my house since May of 2008 (2.5 years) at that time my house was valued at $164,000. It is currently valued at $140,000. I don???t have a lot of expenses due to my parents which I???m grateful for, Thanks again so much for taking interest in my loan!

Member Payment Dependent Notes Series 621583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621583	$10,000	$10,000	18.17%	1.00%	December 9, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621583. Member loan 621583 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Hayes exploration	Debt-to-income ratio:	18.51%
Length of employment:	8 years	Location:	fort worth, TX

Home town:
Current & past employers:	Hayes exploration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I need this loan to fill a short term gap in funds. my property taxes which are $9,000 are due and my wife and i just had our second child and there were some unexpected expenses involved. I will receive a company bonus in February but i need to pay the taxes before that happens. I have over 150,000 equity in my home but i do not want to borrow against that because i am in the midst of a refinance. My current rate is 6.75 my mortgage is 2100 a month i will easily be able to afford this loan and will set it up on auto pay.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	43
Revolving Credit Balance:	$5,816.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hayes exploration and what do you do there?	Type your answer here It's an Oil and Gas Company and I am a Landman.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. My mortgage is around 300k my tax appraisal is for over 400k and similar houses in my neighborhood sell for 550k

Member Payment Dependent Notes Series 621587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621587	$13,200	$9,575	6.17%	1.00%	December 9, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621587. Member loan 621587 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	us army	Debt-to-income ratio:	12.46%
Length of employment:	2 years	Location:	madison, AL

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > This is to consolidate my car loan with a loan from my grandma. Borrower added on 12/05/10 > I am a chemical engineer, I work for the US Army as a civil servant in Huntsville, AL. I have been at my job for 2.5 years, I am a permanent US Government employee in a career development program, I just got a raise in May, I make a little over $58,000/year and I get step increases each year that are roughly 3%. I work in defense. I plan on repaying it monthly as agreed and I plan on paying it off as soon as possible when I get my raises. I just want to consolidate the debts I owe to only have a few payments a month vs. 3 as now.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,037.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you are asking for a loan, it's advisable to provide, as detailed as possible, the purpose of the loan and how you plan to repay it. That way, you will get more people interested in funding your request. Just imagine walking into a bank and ask for a loan for some thing and stopped short. And the bank would just hand you a check?	I am a new home owner as of May 2010, I am a Federal employee, I have been at my job for 2.5 years and I just came off of a two year training program that started out at a low pay level around 42K and ended at 58K. I wanted to consolidate my debts to only have a few payments. This will help me budget each month. I plan on paying per the agreement and as I get my pay increases, the goal is to pay it off as early as possible. I am a chemical engineer working as a civil servant for the US Department of Defense in a permanent position. I have been out of school since 2005.
Please tell us about yourself, your work, and what this loan is for.	I am a chemical engineer working for the Department of Defense as a Federal Government employee in a permanent position. This loan is to consolidate my monthly payments to make it easier on myself.
What is this loan for? How long have you been at your job and what are your current duties?	This loan is to consolidate my car payment and what I owe my grandmother for helping me get into my house into one monthly payment. I have been at my job for two and a half years, I am a chemical engineer working as a permanent Federal employee with the Department of Defense. I work as a systems safety engineer for missile defense programs.

Member Payment Dependent Notes Series 621591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621591	$25,000	$15,900	17.43%	1.00%	December 9, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621591. Member loan 621591 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	veyance	Debt-to-income ratio:	7.88%
Length of employment:	5 years	Location:	mechanicsburg, OH

Home town:
Current & past employers:	veyance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$14,985.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is veyance and what do you do there?	Type your answer here.Veyance makes big rubber belts that are used in the mining areas. It used to be a division of Goodyear. I run a calendar. It's what attaches the rubber to the fabric to make the belts. One belt weighs 1000's of pounds when completed.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The home loan is in my wife's name only. We owe $146,000. Value is $170,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. yes the title to our house is under my and my wife's names.
My questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. Less than 1 year. Yes we will accept a partially funded loan

Member Payment Dependent Notes Series 621758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621758	$9,600	$9,600	14.46%	1.00%	December 13, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621758. Member loan 621758 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	harris teeter	Debt-to-income ratio:	10.27%
Length of employment:	3 years	Location:	SELBYVILLE, DE

Home town:
Current & past employers:	harris teeter
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,359.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Three questions: (1) Position (Job/What you do) for employer Harris Teeter Grocery Stores? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	Type your answer here.I am a Produce Manager for Harris Teeter. I plan to pay the loan back within 3-4 years.
What was the reason for the delinquency 22 months ago?	My car had a lot of engine problems and I had a 477 dollar payment for a car not running and all the problems subaru would not take of

Member Payment Dependent Notes Series 621768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621768	$24,000	$24,000	20.03%	1.00%	December 8, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621768. Member loan 621768 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,656 / month
Current employer:	Wells Fargo Home Mortgage	Debt-to-income ratio:	20.71%
Length of employment:	6 years	Location:	Corona Del Mar, CA

Home town:
Current & past employers:	Wells Fargo Home Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,926.00	Public Records On File:	1
Revolving Line Utilization:	90.10%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Wells Fargo Home Mortgage?	Mortgage Consultant, Residential mortgages, purchases, refinance and equity lines. I deal with the client directly. Thanks
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income? - please list all your debts, including apr and remaining balance.	No other household income. Taking a financial class through church to work on spedning within means. I do not want to use credit cards anymore, cash is King. I have large moving expenses associated with a divorce which created debt. Credit Cards: Card mntly pymt BalAPR Cap 1 * $52 $2021 17.9% GE* $233 $8592 23.99% 1st Prem *$25 $467 20.15% Orchard *$18 $304 29.99% Orchard *$16 $453 19.99% HSBC *$30 $730 29.99 NM *$20 $244 19.5% NM *$20 $262 19.5% Nord *$23 $454 18.9% Target *$25 $459 23.24 WF $64 $3940 7.95% Total CC $526 $17,926 Auto Loans: Cap 1 $389 $14,3650 8.95% Chase *$1093 $45,934 4.99% (Pay $4000 to sell) Total Auto $1482 $60,294 Taxes Due * $4668 * Debt To Be Paid at closing: $22,654.00
Good morning-----Would you please explain to us about your record 91 months ago (Months Since Last Record: 91). (1) Would you please detail your monthly budgeted expenses (example: rent/mortgage, house insurance, car payment, car insurance, utilities, internet, phone, food, childcare, and other loans, credit cards, etc.) (2) Would you please detail balances, monthly payments & APR of debts to be consolidated with this loan. (Example: CC#1 - $3200000@27%=$92mo)	The 91 months ago reporting may be the bankruptcy discharge 2003. I have paid all my debts on time and have no late pays. Monthly expenses are: $2665 rent $1000 utilities, phone / internet / housing exp / food $118 ins Credit Cards: Card pymt Bal APR Cap 1 * $52 $2021 17.9% GE* $233 $8592 23.99% 1st Prem* $25 $467 20.15% Orchard* $18 $304 29.99% Orchard* $16 $453 19.99% HSBC* $30 $730 29.99 NM* $20 $244 19.5% NM* $20 $262 19.5% Nord* $23 $454 18.9% Target* $25 $459 23.24 WF $64 $3940 7.95% Total CC $526 $17,926 Auto Loans: Cap 1 $389 $14,3650 8.95% Chase* $1093 $45,934 4.99% (Pay $4000 to sell) Total Auto $1482 $60,294 Taxes Due * $4668 * Debt To Be Paid at closing: $22,654.00 Please let me know if yo have any other questions. Thanks
Information ONLY (no need to respond) You should contact Lending Club, and give them all of the information that they need to speed up the APPROVAL process (verify income, employer, etc., etc.). You will attract MORE investors (also investors that are sitting on the fence)! Some of us (a lot of us) don%u2019t feel comfortable until we see the green APPROVAL check mark and the Income verified Green check mark. You will be amazed of how much faster your loan will fund with the GREEN check marks on your loan app. Thank you very much and good luck. Note: sometimes these questions are delayed, you might get some questions that seem to be repeated--so please keep that in mind.	Thank you. I am stil waiting for Lending club to deposit the amount in bank account to verify, once done I will verify the account. Thank you for you input :)
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Credit Cards: Card pymt Bal APR Cap 1 * $52 $2021 17.9% GE* $233 $8592 23.99% 1st Prem* $25 $467 20.15% Orchard* $18 $304 29.99% Orchard* $16 $453 19.99% HSBC* $30 $730 29.99 NM* $20 $244 19.5% NM* $20 $262 19.5% Nord* $23 $454 18.9% Target* $25 $459 23.24 WF $64 $3940 7.95% Total CC $526 $17,926 Auto Loans: Cap 1 $389 $14,3650 8.95% Chase* $1093 $45,934 4.99% (Pay $4000 to sell) Total Auto $1482 $60,294 Taxes Due * $4668 * Debt To Be Paid at closing: $22,654.00 Please let me know if yo have any other questions. Thanks
Please explain the public record? Thank you in advance.	Bankruptcy discharged 7/2003. No Late payments or delinquent accounts since that day.
My questions: (1) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, when time expires, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches. a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	At this point, I am open to what the investors are looking for and can be flexible 3 - 5 years, But open for a shorter term. Yes, I would accept less. Let me know if you have any other questions and thank you for the info.

Member Payment Dependent Notes Series 621823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621823	$9,000	$9,000	13.72%	1.00%	December 8, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621823. Member loan 621823 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,900 / month
Current employer:	Adair Holdings Inc.	Debt-to-income ratio:	21.72%
Length of employment:	10+ years	Location:	Palm Springs, CA

Home town:
Current & past employers:	Adair Holdings Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > Proceeds to be used to eliminate some higher rate card balances and extend repayment life somewhat, during a period of needing to defer receipt of some fee revenues from consulting services; reduced o/s balances will enhance fico score, etc.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,616.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Adair Holdings Inc. and what do you do there?	Type your answer here. Adair Holdings Inc is a privately owned management/tax/financial planning consulting firm - since 1992, provides services to select private clientele on finance/tax/deal structuring matters - in USA, Canada & other areas - including cross-border transactions. Increased activity at present due to influx of Canadian invest't $ into CA, NV & AZ areas - particularly real estate; Services offered call for fee payment at closing of client's deals - so am working to reduce carrying cost of incurred expenses at this time - some structured deals taking up to 2 years to close.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Home is owned/titled to my wife from prior to our '98 marriage - as a strategic financial planning step. Mtge o/s is approx $228k, no other debt; approx mkt value today is $330 to $350k. Wife makes mtge payment & taxes. In case u are ?ing - marriage situation couldn't be better. Do not want to exploit home equity value so as to preserve that value solely for wife.
Your profile shows 19k in revolving credit debt. Could you please list these debts, your monthly payment amount towards each debt (not the minimum), and whether or not this loan is going to be used to pay off that account. ie (Amount, Interest Rate, Monthly payment, Paid/Not Paid by this loan) Thank you	Type your answer here.Assuming full funding - net loan proceeds are approx .$8595. Proposed to be applied to - Credit One $1520, 23.9% paying 250/m Merrick $2825 22.45% paying $350/m Juniper $2776 20.74% paying $200/m BofA $3761 18.9% paying 200/m - will get balance of approx $1474. Pyts reduced by $800/m against this loan pyt of $307/m. Trust this answrs ur inquiry.

Member Payment Dependent Notes Series 621853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621853	$24,000	$15,525	6.91%	1.00%	December 9, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621853. Member loan 621853 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Hershey Entertainment & Resorts	Debt-to-income ratio:	5.05%
Length of employment:	10+ years	Location:	Middletown, PA

Home town:
Current & past employers:	Hershey Entertainment & Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > My wife and I are going to redo and update our kitchen and two of our bathrooms. We plan to sell our first home in about two years and this loan would allow us to continue to add value to it.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	68
Revolving Credit Balance:	$5,272.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Hershey Entertainment & Resorts?	I'm in a HR manager type role overseeing the hiring, staffing and personnel functions for various departments within the company.

Member Payment Dependent Notes Series 621874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621874	$14,500	$9,650	9.99%	1.00%	December 14, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621874. Member loan 621874 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Deborah Heart & Lung Center	Debt-to-income ratio:	18.17%
Length of employment:	4 years	Location:	Manahawkin, NJ

Home town:
Current & past employers:	Deborah Heart & Lung Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > This loan will help me consolidate over 90% of my credit card debt. The rest is on low interest cards. The debt was not for luxuries, but for day to day expenses and for unexpected expenses. I plan to close two credit cards immediately if I can consolidate my debt. About one year ago, our current house was refinanced at 4.75% for 30 years. Also, I am happy that my retirement funds have grown to >$20,000 over the last 10 years. My emergency account is started, only a few hundred dollars, but I feel good it is started. I have finished my BS degree ( over 60% paid by work), received my extra salary, and have been employed by my current employer for a little over 4 years and been at my per diem job for 6 years. I have a total of 10 years in my current field. I look at this loan as a last step to complete my financial makeover. Thanks.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,673.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	1.) I am a Medical Laboratory Scientist (MLS)- responsible for testing of clinical specimens (in all testing areas) that are submitted to the clinical laboratory. Examples include glucose levels, cholesterol levels, drug testing, ect. I also have other responsibilities- QA/QC, training new employees in chemistry, instrument maintenance, haz-mat response, and more. 2.) Realistically 4 to 5 years for the loan.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, the CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable).	Rough Budget: $4500 Monthly Income before taxes/deductions $250 Car, $1200 Mortgage, $200 Insurance (Life/Auto), $200 Gas/Electric (Budget amount), $100TV/Phone/Internet/Netflix, $400 Food, $80 Student Loan, $308 Consolidation (This Loan), & $50 CC Minimum Payment.

Member Payment Dependent Notes Series 621893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621893	$11,850	$8,050	6.54%	1.00%	December 13, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621893. Member loan 621893 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Texas State University	Debt-to-income ratio:	17.97%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	Texas State University
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use the Lending Club loan funds to completely pay off my credit card debts (consolidated they total approximately $11,000), with a more manageable interest rate and a set, short-term pay-off time line. I currently pay between $325 and $400 each month on credit card payments and can comfortably manage the $363 monthly payments (36 months) for this loan. My credit card and other bills, including my house mortgage, are all current and I have a very good history ??? I am reliable. Though I have been at my current university job for only 11 months, I have been continually employed in professional positions at several universities for 16+ years since graduating from graduate school. I will be getting married next summer (July 2011) and want to have my finances streamlined before then, with a pay-off deadline that I can and will meet in a shorter period of time than if I continued to slowly pay the credit cards off individually at their interest rates. Thank you for investing in my loan it will truly help me and my fiancee as we start our new life together and allow us to move forward each day with optimism for a brighter financial future. Borrower added on 12/02/10 > As a side note, when I moved (and changed jobs) in January 2010 (to be near my fiancee), I was unable to sell my house and have been renting it. Two bad tenants later I have been trying to re-rent my house for over a month and have had to cover my current rent as well as my mortgage on the house, as well as incurring court and travel costs while taking this bad tenant to court. Coupling this financial hardship (and associated stress) with trying to work my way out of credit card debt has been draining both financially and emotionally. This loan would greatly help. Borrower added on 12/03/10 > Thank you very much to everyone who is investing in my loan! Borrower added on 12/08/10 > Please help me reach the 60% funded goal by the end of the loan funding period, needed to get the full loan I applied for! You will not regret it - I will be a model loan recipient and earn your confidence with every payment. Thank you to everybody who has already funded and to those who will be contributing in the future.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,635.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 621916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621916	$10,000	$10,000	6.54%	1.00%	December 8, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621916. Member loan 621916 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	15.07%
Length of employment:	10+ years	Location:	Philadelphia, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > This loan will help me pay off my debt faster and pay less money in interest.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,121.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Opera Company of Philadelphia 30 weeks per year. Freelance artist for remaining 22 weeks.

Member Payment Dependent Notes Series 621922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621922	$20,400	$20,400	9.62%	1.00%	December 10, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621922. Member loan 621922 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Thomas Barry & Associates	Debt-to-income ratio:	9.24%
Length of employment:	9 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Thomas Barry & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,637.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	About 2800 per month.
What do you do for Thomas Barry & Associates?	I am a lawyer.
What is the home improvement you are making?	I have a large addition project underway. This funding is to cover upgrades to siding and contingency costs.
Attorney, You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	Most likely 3-4, depending on circumstances.
How secure is your position with this firm? Value of home and amount you owe? HELOC's or 2nd mortgage? Is 1st mort. fixed? Term and rate?	I have been with this firm for more than 10 years. My home is worth 425k with a total mortgage of 269k, first and second. Fixed mortgage at 4.875 percent on the first mortgage. I believe the second mortgage (about 12k) is a little lower - maybe 4.6 or so.
Please explain your $8,637.00 of revolving credit.	It is a trip to Costa Rica and a trip to Mexico that is being paid off in 1000 per month increments.

Member Payment Dependent Notes Series 621969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621969	$6,000	$6,000	8.88%	1.00%	December 9, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621969. Member loan 621969 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	UATP	Debt-to-income ratio:	5.90%
Length of employment:	< 1 year	Location:	Alexandria, VA

Home town:
Current & past employers:	UATP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,894.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. I notice you are new at your job. What do you do at UATP? Also, an income of $4167/month is listed. Is this your income only or does it include our future spouse (assuming it is your wedding(? Hopefully you can supply a few details. Thanks.	Hello. I am a Marketing Coordinator for UATP so I handle preparing advertisements, collateral, public relations materials, as well as website maintenance, and other marketing support. I am not sure why it says $4167/month and not sure where you are seeing that actually. I make $50,000 annual salary, and the position and company is very stable. I am very stern in making my payments on time. For example, I haven't missed a beat in my student loan payments for almost 2 years now. This is for my wedding and my fiancee is a nanny and works 40-50 hours a week. With our incomes combined, the payments will not be a difficult task to repay. Thank you for your interest in funding the loan. Please let me know if you have any other questions.

Member Payment Dependent Notes Series 622067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622067	$11,500	$8,275	5.79%	1.00%	December 13, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622067. Member loan 622067 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	E?? Inc.	Debt-to-income ratio:	20.92%
Length of employment:	5 years	Location:	Charlottesville, VA

Home town:
Current & past employers:	E?? Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > This loan will pay off a higher interest rate loan, also from Lending Club.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	57
Revolving Credit Balance:	$3,102.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at E???? Inc.?	I am an associate in the finance and contracts department; the contracting/invoicing/accounting arm of an environmental consulting firm.
Please would you give more detail on what this loan is for.	Hello. This loan would pay off a higher interest rate loan, also from Lending Club.
Also please explain the delinquency 57 months ago.	Honestly, that was over five years ago and the only thing I can think of is that I was overlooked a credit card due date. Sorry I can't offer more details---I just don't remember.

Member Payment Dependent Notes Series 622073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622073	$15,600	$10,100	6.17%	1.00%	December 10, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622073. Member loan 622073 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	University of Georgia	Debt-to-income ratio:	15.00%
Length of employment:	9 years	Location:	Athens, GA

Home town:
Current & past employers:	University of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > The purpose of this loan will be to consolidate three credit card balances of varying interest rates: $3700 at 29.99% $2900 at 17% $8900 at 15% Over the past 12 months we have brought down this debt by over $5000. Our goal is to get this debt paid off in 24-36 months. Both members of the household are employed. Borrower added on 11/26/10 > Additionally, household member 1 has been employed for the same employer for over 9 years and household member 2 has been employed for the same employer over 4 years. Borrower added on 12/01/10 > My husband and I have tracked our expenses over the past year using Mint.com and have a very good grasp of our expenses. We have made three major purchases in the past twelve months without adding to our existing debt and while still bringing our overall debt level down. We currently pay $750 towards our existing credit card debt each month (and will continue to do so until this debt is gone) and $300 a month towards our home equity line of credit. Please feel free to ask us any questions. We will be happy to answer!

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	48
Revolving Credit Balance:	$37,957.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the gross monthly income of $3,667 your income alone, or the combination of your income and another's income?	My actual gross income is $3616.92. However, we do have another income earner in the household that nets an additional $2800-$3000 a month.
Please would you describe your and your spouses work, and explain the delinquency 48 months ago.	Sure, I'd be happy to! My husband works as a Quality Assurance analyst for Intuit. According to my credit reports, I have one 30 days past due report with my Bank of America credit card as of November 2006 which was resolved as of December 2006. I honestly can't recall if there was a reason, other than oversight, that this occurred. The account was opened in 1995 and closed at my request in February of 2010 to avoid having to much open credit.

Member Payment Dependent Notes Series 622122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622122	$25,000	$22,850	14.83%	1.00%	December 14, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622122. Member loan 622122 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Marketing Evolution	Debt-to-income ratio:	6.16%
Length of employment:	6 years	Location:	new york, NY

Home town:
Current & past employers:	Marketing Evolution
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > - I will be using these funds to pay off credit card debt I accumulated while in college. My goal is to pay off all outstanding debts in the next 2 - 4 years so that I can focus on buying real-estate. - I am a strong candidate for this loan as I have a secure and high paying job. I have years of experience in my field and have climbed my way to the top of my organization, as well as my industry. I am a very organized and disciplined person and have, and always will, paid every bill on time. I plan to pay this loan back quicker than the 60 months given as I am very determined to be debt free. - I have budgeted a minimum of $1,000 per month to pay my creditors so with this loan I will make my monthly payments out of this $1,000 monthly budget that I will no longer need to pay my creditors. - I appreciate all consideration and can promise to be the perfect borrower, always paying on time and always paying above the minimum amount due.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,020.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. I plan to pay off the 2 below creditors with this loan: 1. Bank of America Visa: I will be paying off my $13,300 debt. Currently monthly payments on this debt are about $400. 2. Capital One MasterCard: I will be paying off my $6,500 debt. Currently monthly payments on this debt are just under $200. Any remaining funds will go directly into my savings account and will remain untouched. Thank you for your consideration.
Please list the balances, APRs, and monthly payments for the cards you will be paying off with this loan. thanks!	Type your answer here. I plan to pay off the 2 below creditors with this loan: 1. Bank of America Visa: I will be paying off my $13,300 debt. Currently monthly payments on this debt are $400 and the APR is 16%. 2. Capital One MasterCard: I will be paying off my $6,500 debt. Currently monthly payments on this debt are just under $200 and the APR is 17%.
You will find that this whole process goes faster if you have your income verified and get an "approved" on your loan review. Contact LC and keep on it till it shows up here. Make sure they have everything they need. good luck	Type your answer here. Thank you- I just called LC to work on this.
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	(1) I am an employee at Marketing Evolution. I am the Director of Research. I scope out cross media advertising research projects, utilizing experimental design techniques, similar to the research methodologies employed in pharmaceutical research but applied to marketing. I oversee a large team in the execution of complex research projects for fortune 100 companies with the objective to measure their advertising campaign's effectiveness in aggregate as well as each each media's individual contribution to overall campaign success. (2) After doing some financial projections and consulting with my financial advisor, we were able to conclude that I will be able to pay back this loan in 2 - 3 years. I am very dedicated to paying back this loan as quickly as possible. I chose the 5 year loan to be safe and conservative but I am in a financial position to pay back a $25,000 loan in 2 - 3 years. (3) If my loan is not fully funded, I will still likely accept it. Thank you for your comments and consideration.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	1. My monthly expenses are as follows: - Rent: $1,000 - Transportation: $50 (I live in NYC and primarily walk or take the subway) - Utilities: $250 - Insurance: $20 (primarily covered by employer) - Phone: $0 (covered by employer) - Internet: $50 - Food: $300 - Gym: $0 - Childcare: $0 (I don't have kids) 2. No, my boyfriend and I live together and share all expenses. Thank you.
You only listed $19.8 k that you are paying off what will the other $5k be used for?	If my loan is fully funded, all dollars I receive above $19.8K will go into my savings account. I have a goal to purchase real-estate in the next several years and my savings account is my first step in doing so. Thanks.

Member Payment Dependent Notes Series 622125

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622125	$17,000	$10,325	6.54%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622125. Member loan 622125 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	City of New York	Debt-to-income ratio:	16.78%
Length of employment:	5 years	Location:	QUEENS VILLAGE, NY

Home town:
Current & past employers:	City of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I plan to use these fubnds to consolidate debt on 4 credit cards. It seems like I am paying on each card, but not making much of an impact on either of them. I am hoping that consolidation will allow me to pay off the debt sooner and relieve some stress along the way. I am a good borrower because I always make my monthly payments on time. I am commited to having good credit. In these tough economic times, I have a job that is very stable and have worked here for about 5 years now. Thanks for your help!

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	20
Revolving Credit Balance:	$23,256.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622192	$11,600	$8,075	6.91%	1.00%	December 13, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622192. Member loan 622192 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	JackBe Corporation	Debt-to-income ratio:	22.75%
Length of employment:	1 year	Location:	Tucker, GA

Home town:
Current & past employers:	JackBe Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,975.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622199	$12,000	$12,000	15.57%	1.00%	December 9, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622199. Member loan 622199 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	nestle waters (arrowhead)	Debt-to-income ratio:	2.51%
Length of employment:	4 years	Location:	Hawthorne, CA

Home town:
Current & past employers:	nestle waters (arrowhead)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I plan to use the funds to pay off about $2500 in credit card debt and my car loan of $9.5k. I wish to have one lower payment that I pay each month instead of 5 different ones due on different dates with high interest rates. This will also correct the the fact the car loan is upside down. I am a good borrower because I have never been late on a payment ever, and I have exceeded at keeping my credit card debt below $3500 at any time. I currently have save about 20k in 401k and have access to 3 months of salary if anything went sour with my job. If approved for the loan I will also have a paid off car worth around $7k My credit history is only about 5 years old, but the reason for that is because I liked buying things in cash til I was 24/25 yrs old and finally realized I need a credit history if wanted to be to able to buy a home. I work full time as a Route Sales Mentor for Arrowhead (Nestle Waters North AMerica) and have been for 4 years. Of course Nestle has been around forever. I am sure you heard of them! (Butterfinger, Perrier) The division I work for distributes and sells various drinking products. I have never been unemployed in my life and have been working since I was 16 years old. My monthly budget is as follows: Net Income per month: $3,100 + Overtime, Commissions and bonuses from my trainees who complete probationary periods. This year, my annual income will be over $60k which can be proven by paystubs. $100.00 - savings $975.00 - rent $Car + Ins + gas= $550 Utilities/cable= $100 Clothing = $100 Grocery = $200 Entertainment = $150.00 _ I never use this, I work too much, ---- Total=$2,175 About $1000/mth base without my bonuses/commissions is left as extra cash.

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,377.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. what do you mean by upside down loan? 2. you can get all your loan payments conveniently timed to about the same day each month [for me, it's the 15th] by calling creditors & asking nicely. then you will not have to pay your bills on different dates -- just go to your online billpay, check 5 boxes with appropriate amts and - presto! -- you are done. Please provide, for each debt you plan to pay off with this loan, the AMOUNT and the RATE of that debt. If any are less than the ~17% of this loan, please explain why you want to pay more money in interest rather than less.	1. Upside Down Loan describes my current auto loan situation. I owe more than its worth 2. our suggestion is a good one, but the due date is not the issue. I have enough in my checking account to cover my bills no matter when they are due. It's the fact that there are 5 bills, plus all the utility bills and insurance bills I have to "remember" to pay. Its getting very annoying to me. One payment out of my checking account would be a GODSEND. Below are my debts I wish to pay off with this loan: $8030.00 - 7% $1098.00 - 29.99% $1648.00 - 24.99% $ 331.00 - 24.99% $ 293.00 - 24.99% The lowest interest rate is for my car loan. I understand I would be paying about $800- 1000 more interest over the course of the loan; however, I intend to pay this loan off in 3 years by applying lumps sum payments each year with my job bonuses and tax refunds. Additionally, I would save $170.00/month and in case I ever needed to or wanted to replace my car, I would not have the hassle of having to come up with a lot of cash to offset the negative equity and haggling back and forth with a dealer. I have been there and done that and it is a nightmare. I hope this answers your question, and thank you for looking at my listing!
My questions: (1) You initially selected 5-years length for repayment term. How long do you realistically expect to service (keep active status) loan before it is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 450 loans listed. Not every loan will be 100 pct funded, especially $15K to $25K size. Loans 60 pct, or more, funded when 14-days listing expires are automatically eligible for issue. If your loan ends 60 pct, or more funded, when time expires will you accept partially funded loan? (Funding pace quickens as loan approaches expiration. Also after 6-months payments, borrowers automatically are eligible to relist loan for remaining $ or list new loan and $ amount. Best wishes your loan quickly funds 100 pct. Lender 505570 USMC-RETIRED.	I expect to keep active active status for 3-4 years, not five. I chose five to keep the required monthly payment lower, and if choose to pay more I can. I will not accept the partially funded loan at unless it is at 75% or above funded, only because with anything less, I will be defeating my whole purpose of having one payment. At 75% or above, I can supplement the remainder with my own money. I can do $3k not $12k. Thanks for your questions.

Member Payment Dependent Notes Series 622296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622296	$18,000	$13,250	9.25%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622296. Member loan 622296 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cintas Corp	Debt-to-income ratio:	20.07%
Length of employment:	2 years	Location:	SABINA, OH

Home town:
Current & past employers:	Cintas Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > The money will be used to consolidate all my bills into one. A truck payment and credit payments into one. I have a great credit history with no bills paid late and no defaults. I create a monthly budget on excel that usually is between $1800 and $2300. A loan would would allow me to free up for money to save towards my future. With this consolidation I would be able to save approximately $250 to $600 per month. I currently employed by one the largest uniform providers in the business and have a stable career in a division that has experienced growth the last 6 years since its creation. Borrower added on 12/04/10 > I don't know if this will encourage any one to help me out but my truck truck I bought that I owe 12000 on was bought for 32000 I've made on time payments for over 3 years equaling 20000 is less than that the loan amount I've requested. This should show that have a good payment history. Along with that my credit rating is well above 700 points. Just some things I thought I'd like to add. Thank you everyone so far who have invested. I hope one day to be in the position you all are and be able to invest in others as you have.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,883.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I have a truck payment that I currently owe 12000 on at 7% . I have three credit cards for a total of 5900 roughly. The tyro with interest rate of 24.99 are almost paid off (400 and 700 left) I have one other at 4800 with a rate of 22.99. I used this one in 2007 when my company at the time (dhl) cut hours and eventually shut down to keep up with bills and make no late payments. I nolonger use the cards but keep them open for credit purposes for thought of buying a house in future. I do not live above my means anymore and budget my money out to save more. Just trying to saver more yet buy doing this loan.
What are your monthly expenses?	all the debts I'm consolidating which are listed plus my cell phone bill and insurance on my truck and car which totals 200 dollars then my food and fuel to drive to work which totals about 200 a month as well Thanks!
Thanks for providing all this detail in your loan description and answers in a clear manner. It makes it much easier for investors, and also inspires confidence. What do you do for Cintas, and how secure is your job?	I am an inventory coordinator for the first aid and safety division. I run day to day operations and control all aspects of inventory for only distribution center in the us which covers over 100 locations in the states and has grown the last 6 years. Due to the product I control being under control by government agencies (fda) it can not be out sourced . I feel 100% confident in saying I'm in a secure job with great pay.
Why are you planning to pay off a 7% truck loan with this 9% loan? You would save money if you only used these funds to pay off the higher interest credit cards, but kept the truck loan. Is the convenience of not having a separate payment each month really worth paying 2% extra? Also, what is the monthly payment on the truck loan? Is it somehow higher than this loan's monthly payment even though the interest rate is lower?	truck loan is 480 dollars a month the truck loan is co signed for by my dad and I want to make it in my name its just about gaining that independence of having all my debt in my name and posting out all off by myself

Member Payment Dependent Notes Series 622402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622402	$15,000	$15,000	19.29%	1.00%	December 13, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622402. Member loan 622402 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	ngnn shipbuilding	Debt-to-income ratio:	19.99%
Length of employment:	10+ years	Location:	Newport News, VA

Home town:
Current & past employers:	ngnn shipbuilding
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > i have been on my job for 20 yrs ipay all my bills on time

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,351.00	Public Records On File:	1
Revolving Line Utilization:	75.60%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.my balance is 205,000 and 0 onthe helocthe value is about 215,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.what heloc means do not understand
Three questions: (1) Position (Job/What you do) for employer Northrup-Gruman Newport News Shipbuilding? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Why the Public Record Chapter 7/11 Bankruptcy 91-months ago?	Type your answer here.iam a mobile equipment operator isay i could have the loan pyoff in 4to 5 years it just give me flexiability yei did file chapter 7 almost eight year was going through some presonal issue but as you can see since then i have paid all my bills on time
you say you pay on time please explain delinquency and public record on file?	Type your answer here.the only delinquency i have is my chapter 7 and that was almost eight yrs ago since then i been very responsible check my credit report
Since this is a credit card refinancing loan, please list each debt you have (type, amount, APR) and indicate which you will and will not consolidate with this loan. Thank you!	Type your answer here.langley federal i think the apr is 9% capital one apr 14% and bay port is 11% not consolidate hsbc
Are you going to pay off CCs using a loan with higher interest rate?	Type your answer here.yes
Why are you paying off your credit cards with a higher interest loan?	Type your answer here.BECAUSE MY CREDIT CARD INTEREST ARE HIGHER THAN MY LOAN INTEREST THE LESSER OF TWO EVILS
Home Equity Line Of Credit = HELOC	Type your answer here.OK THANK YOU FOR THE ANSWER

Member Payment Dependent Notes Series 622449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622449	$10,400	$10,400	6.91%	1.00%	December 13, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622449. Member loan 622449 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,538 / month
Current employer:	Department of Energy	Debt-to-income ratio:	14.11%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Department of Energy
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to to consolidate and lower interest payments on the following debt: Discover Credit Card: ~$3,200 @ 16.49% Navy Federal Consumer Loan: ~$4,000 @ 12% Navy Federal Credit Card: ~$5,000 @ 9.65% This loan will pay off the Discover Card and loan first, because they have the higher APRs. The remainder will go towards the Navy Federal Card, and obviously I'll have to tackle the rest of it myself. I stopped at $10,400 because any higher and the interest rate increased significantly. I am a military veteran that is working full time and going to school full time as well. I expect to service this loan for the entire 3 year period, because I am also trying to save up an emergency fund, but I also try to budget well in advance for such things as my daughter's birthday and Xmas too. My income is double what is listed in my profile, because I receive GI Bill housing allowances ($2,000 per month). Unfortunately I entered my work income only and afterward realized I couldn't edit it. It's just about impossible to match the interest rates here, so I am very serious about getting this loan funded. Please ask any questions you may have. Thanks.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,603.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, first of all. How much your rent is?	$1,100 per month, which also includes all utilities. A very sweet deal for being in west D.C.

Member Payment Dependent Notes Series 622584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622584	$9,000	$9,000	10.36%	1.00%	December 8, 2010	December 11, 2013	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622584. Member loan 622584 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	NYPD	Debt-to-income ratio:	7.33%
Length of employment:	6 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	NYPD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > My mother recently had two strokes and is no longer able to work. Being an only child I had to personally incur all of her debt including her medical bills. I am currently in the process of lowering my APR on my credit cards so that I may save more money towards my down payment in hopes of becoming a new homeowner by the end of next year. Any funding is greatly appreciated. Thanking you in advance

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	20
Revolving Credit Balance:	$8,926.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 622608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622608	$25,000	$17,300	13.72%	1.00%	December 13, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622608. Member loan 622608 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	D & Audio, LLC	Debt-to-income ratio:	20.52%
Length of employment:	5 years	Location:	REISTERSTOWN, MD

Home town:
Current & past employers:	D & Audio, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > Loan will be used to consolidate debt and necessary personal use Borrower added on 11/27/10 > I have a small business and I need to consolidate some debt and use part of the funding for my business. Borrower added on 12/02/10 > I am moving my business shop to an awesome location in a couple weeks-the funding will also help with the expansion by helping with moving and material costs as well as consolidating some debt. Thsnk you!

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,238.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622794	$16,800	$16,800	10.36%	1.00%	December 9, 2010	December 11, 2015	December 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622794. Member loan 622794 was requested on November 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,042 / month
Current employer:	Frito-lay	Debt-to-income ratio:	23.38%
Length of employment:	2 years	Location:	Kathleen, GA

Home town:
Current & past employers:	Frito-lay
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,300.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Frito-lay and where did you work prior to that?	I am a maintenance manager (engineer). Prior to that I was a project engineer with Rheem Mfg in the water heater division.
Your revolving credit balance shows a balance of only $2,300, however you are asking for $16,800, please detail how the requested funds will be used. Are you the sole wage earner in the house?	Yes...that balance is only $2300, the remaining will be used to pay off another lending club loan of approximately $13,800. I have made timely payments on it since I opened it, however the payments are a little high ($573) coupled with mortgage, food, etc. Lengthing the term will help me out on a month to month basis by allowing me to build up a reserve account. I have also been diligent in raising my credit score which allows me to get a longer term at a much lower rate.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage (includes insurance and taxes) $1160.40 Cell Phone - ~$62.00 Citi Credit Card - $2300 (Min $25) 0% until August 2011 Lending Club Loan - $13800 (Min $572.95) ~14% Not the sole wage earner. My wife is an RN and pays internet, power, water, car insurance etc. Both of my trucks are paid off. No children, so no childcare and I probably need some gym costs, but don't have any. Food is typical two person household. (~200/month) Thanks for the questions!

Member Payment Dependent Notes Series 622808

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622808	$20,500	$20,500	12.61%	1.00%	December 14, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622808. Member loan 622808 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	17.34%
Length of employment:	3 years	Location:	Honolulu, HI

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I want to consolidate my credit cards and auto loan to have one big payment a month and ease the tightness of my budget. I do pay my bills on time and try to pay extra when I can. My salary would be comfortable in most areas of the mainland its just Hawaii has a higher cost of living.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,497.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the debt you are consolidating with this loan. Thanks!	Hillgirl, I appreciate the inquiry. I am trying to consolidate 2 credit cards and a car loan as much as I can. One credit card balance is 9,586.56, I pay a $150 a month with a 29% APR. The other credit card at $1,775 and pay $31/month at 18% APR. My car loan for 8,949.67, I pay $284.46/monthly at 8.94%. Hope this answers your question. Very Respectfully AveJr808
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I'm not sure what my total mortgage loan is but we got our home at $215,000. The current value of our home according to Zillow is $344,000. I appreciate your interest. Hope this answers your question. Respectfully AveJr808
Could you add a loan description?	Not sure what you mean but its mainly debt consolidation. Respectfully AveJr808
Why do you want to pay off your car loan, which has a lower interest rate than this LC loan?	I just want one payment a month where I can pay extra from time to time instead of multiple payments that will keep my budget tight. Respectfully AveJr808
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	desk1849, My wife and I put aside money from our paychecks to take care of the mortgage, utilities, phone, internet, food, childcare, etc. This loan is more for my personal bills. I am trying to consolidate 2 credit cards and a car loan as much as I can. One credit card balance is 9,586.56, I pay a $150 a month with a 29% APR. The other credit card at $1,775 and pay $31/month at 18% APR. My car loan for 8,949.67, I pay $284.46/monthly at 8.94%. Hope this answers your question. Respectfully AveJr808
So you are will to pay LC $27 a month to make your car payment?	I'm just trying to consolidate my bills altogether to just have one big payment a month instead of having multiple payments to ease my budget. The loan will also help me to have some extra money a month to where I can put extra towards the loan from time to time. Respectfully AveJr808

Member Payment Dependent Notes Series 622822

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622822	$2,000	$2,000	9.25%	1.00%	December 13, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622822. Member loan 622822 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Austin ISD	Debt-to-income ratio:	12.17%
Length of employment:	2 years	Location:	Austin, TX

Home town:
Current & past employers:	Austin ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Help pay security deposit and pay move out fees from last place.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	16
Revolving Credit Balance:	$8,051.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 622849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622849	$25,000	$25,000	16.32%	1.00%	December 13, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622849. Member loan 622849 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,700 / month
Current employer:	US Army	Debt-to-income ratio:	24.39%
Length of employment:	10+ years	Location:	Douglasville, GA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I am a military CPT with the U.S Army and have served for 17 years. I have never been late on any payments but because my wife wasn't working, I was having to make payments on everything to include mortgage, my bills, and her bills. Now that she's employed after finishing her Masters, I want to consolidate a few bills for one payment. Thanks. Borrower added on 12/01/10 > My wife has been retired for three years with an income of $1450 monthly, which hasn't helped much so she went to school to get her Masters. She has a job starting in Jan teaching middle school earning $21,000 yearly. Borrower added on 12/04/10 > I am very grateful to all that have contributed to my loan request. I assure you, I wlll make every payment on time as my history has proven. Again, thanks so much! Borrower added on 12/04/10 > More about me: Masters in Kinesiology from the University of Northern Colorado, 2005 Communications Officer for US Army Originally from Mississippi Borrower added on 12/07/10 > I realize that I am a little more than half way beyond my loan being funded. I just want to reassure those that are thinking of funding the loan that I will pay every cent on time. Yes, you have heard this from others before but as a proud citizen that has served this country for 17 years, I would never want to lose my credibility despite the need at this time. Thanks. Borrower added on 12/12/10 > Thank you all for your assistance at this time. I know it's cliche' but am very grateful for ordinary people helping an ordinary person! Loan will be PAID IN FULL EARLY!

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,895.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current value is $170,000 and I owe $155,000 on the mortgage. I don't have any HELOC on my home. Thanks.
Can you give us your wife's income if not listed above?	my wife makes 1450 dollars a month from military retirement. Also, earlier she posted incorrect information on the mortgage and wanted to put the correct information on here. she was confused by the question. Our last tax statment has our home appraised at $229,000 and the mortage balance is $197,193.15 and HELOC is $46,405.48. That was the previous question asked on this loan request. Thanks for your consideration.
My three questions: (1) Your US Army Rank-Pay Grade-ETS (if applicable)? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	Rank is 03E because I was enlisted before going to OCS to becoming an officer. I asked for 5 years to lower the payments but plan to pay it off before that as I anticipate getting promoted to Major before the timeline is complete. Yes, I am willing to accept 60% funded loan. Thanks for your questions.
CPT, I was USMC MSgt Disbursing Chief (equivilant USA MSgt Finance Chief). Familiar with Pay Grades 01E, O2E and O3E. "E" disignator increased monthly base pay provides bigger net pay checks every payday. Active duty, and retired, military members excellant borrowers because their military service instilled in them that repaying legitimate debts is their financial responsibility. Marines always take care of their fellow Marines, and Soldiers, Sailors, Airmen, Costguardsmen, too. I'm initially providing $250, probably more later, to help fund your $25K loan. Semper Fidelis, Lender 505570 USMC-RETIRED	SIr, I thank you and assure you all will be paid without missing a payment. Just hit a little rough spot but have never missed a payment on anything I owe. Again, my deepest appreciation and thank you for your service.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	- Mortgage $1950 - Car $567 - Insurance $85 with USAA Bank - Phone, Internet, Cable combined $175 - Electric $125 - Water $55 - Groceries $150 Penfed LOC $9500 at 9.9% Penfed credit card$14,600 at 8.9% I don't have a gym bill because I am military and utilize the gym on post free. I also have a Discover Card balance of $7,200 dollars but have money to pay that balance off this week as well. That is at 0%. Thanks for your interest in my loan.
Why are you refinancing your cresit cards at a higher rate? Why pay 16% to LC when your current rates are under 10%?	Great question; I rather pay one payment instead of three payments. I am still paying 18% plus with the two cards combined, so even with the LC loan I will save some money until I pay off the loan. It's my intentions to actually pay back the loan before the 5 year mark because this will free up more money to pay toward the loan.
Wow. You need to get a better understanding of math. I am shocked that the LC staff did not help you understand better what you are getting into. Paying 9% on $9,500 and paying 10% on $14,600 is NOT "paying 18% for the two cards." Rather, it's paying the equivalent of [(10%*9500) (9%*14600)]/24100= [950 1314]/24100 = 9.4% on the total $24100 that you owe. I repeat, you are NOT now paying "18% plus" -- you are paying 9.4%! Do you still want to pay 16% to LC?	Thanks for your question. I guess a better way to put it is that my monthly payment for one payment will still be lower than the amount I am paying for current debts. Yes, it is a little weird to say but for the short term it makes sense with my money not going to different places and to just one payment. I do appreciate your concern and respect your opinion. Good evening.
You will receive an email when the borrower answers your question.	Not understanding the question?
"I also have a Discover Card balance of $7,200 dollars but have money to pay that balance off this week as well. That is at 0%." Why are you paying off your 0% first?	Although it's 0%, it's a bill I rather not have and it will allow me to pay on this loan versus three. I hope this helped answer you question and appreciate your interest in my loan. Thanks.
I will be investing in your loan, please remember that it is ever day people helping you get your loan, and not some bank that can get bailed out or get their money back. I look forward in assisting you	I appreciate the straightforward comment and totally understand where you are coming from. I, too, have been that everday normal person loaning money, to never get it back, (most of the time to family) and it probably contributed to this. I know people's word don't mean much these days but I give you mine that it will be paid in full!
Thanks for your reply. If I understand correctly, this LC loan will allow you to pay a lower payment than if you were to continue paying the minimum monthly payments on your various credit card bills? I appreciate the desire to consolidate your payments, but by 'refinancing' into a higher interest rate, and paying off your lowest interest line of credit first, you seem to be breaking the rules of responsible debt management. However, as former Army scout, I would like to help fund your loan, pending your answers to some additional questions: What is your current and future plan for credit usage? How many more years do you plan to serve before retiring? What is your AOC? Without being too specific, what does your OPTEMPO look like? How many deployments do you expect during the life of this loan?	Thanks 19A/D. I have completed 4 deployments since 2003 as both an enlisted Soldier, NCO, and now Officer. A lot of that money was spent helping family and I am sure I broke the rules then. Yes, I understand that I am breaking some simple rules on finance but sometime you have to do it wrong to get it right, depending on the situation. As I see it, I can pay actually more a month than what LC will require me to pay toward this loan repayment. You would be proud to know that I just returned from Iraq with a Cavalry Squadron from Fort Benning this past October and served alongside alot of Armor Troopers. The camraderie is like nothing else and I appreciate your assistance. Future plan for credit usage is "no usage", only paying down this loan and my mortgage. I have no need to utilize anymore credit at this time. My plan is to do at least 30 plus years and my goal is COL/06 when I retire. AOC (Army Operations Command, I believe you are asking?) Fort Benning, GA. Look like 2 years from now, I will be moving downrange again. Again, thanks for your interest in me and Thanks for your service.
I am helping fund your loan because I always give preferential treatment to active duty military (being retired USAF myself), but I STRONGLY urge you to consider the advice the other lenders have given you regarding paying off loans at less than 16% interest with funds from this loan. You aren't digging yourself out of a hole using this approach, you're digging DEEPER. Pay off the higher rate loans first and your 0% loan last. Sure, it's another payment every month (and I'm all for convenience), but you owe it to your future to be fiscally responsible. Good luck and thank you for your service!	Thanks for your advice and for your service. You are right, no one can make me be more responsible than myself and I have realized that I can't help those that don't want to help themselves. I have never been late or missed any payments, just the constant loaning of money or giving money to people pushed me back a little but I do understand and am listening to what you are saying. Will do!.
I appreciate your answers. In the end, all I really care about is your ability to pay back your Lending Club loan, and it appears that you are both committed and able to do that. By AOC, I meant Area of Concentration (MOS for commissioned officers), but that was more for my curiosity than anything else. Thank you for your continuing service.	You are most welcome. my AOC is communications.
Hello Sir, I'm all about helping a fellow soldier. I am currently active duty enlisted, but Im having trouble seeing where you are going with this. You are saying this loan allows you to pay more? Is that what you want to do? Or pay less? If your balance is $24.5k for the PenFed loans, one can assume that the minimum payment per month is about 3% of that balance, we'll round up to $750/month. This loan could pay both of those loans off, and then you would pay $612/month. Obviously, $612 is less than $750. Is this what you are going for? If so, I agree with the post below, you may want to recalculate taking out this loan. $612 is lower than $750, but $750 is taken from using 3% of the CURRENT outstanding balance. With each payment to PenFed, that 3% amount will get lower and lower and lower ($650, $600, $560, $520, $485, etc.). It will certainly be a lot lower than $612/month after 5 years. Better than $612, $612, $612, $612, $612, etc. If 750/month is too much, maybe just get a small bridge loan to get the balance of the PenFed low enough to accommodate paying the monthly amount that you can afford, plus the small monthly payment for the new bridge loan. $25k @ 9% is a LOT cheaper than 25k @ 16%. I currently have $25k credit balance as well, but it is at 0%, so it doesn't bother me at all. Give it some thought, sir. I honestly don't understand what you're doing.	Rangers lead the way and thanks for your service. I agree with your numbers completely but trust me, I believe this is a good short term plan. I don't plan to take 5 years to pay off this loan, maybe 2.5 with extra money put toward the balance. No one can argue with your numbers but as stated before, I guess the way some things are done doesn't always make sense. .
Ok sir, I will take your word for it. If it is a short term loan, I can see your point. I will be funding your loan. Good luck, and I will be keeping track of your progress! :)	Thanks and I assure you that when I am back on track, I will come back to this very site and also provide the same assistance afforded to me. Happy Holidays.

Member Payment Dependent Notes Series 622947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622947	$10,000	$6,950	6.91%	1.00%	December 13, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622947. Member loan 622947 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	ipark trading,inc	Debt-to-income ratio:	3.91%
Length of employment:	2 years	Location:	chino hills, CA

Home town:
Current & past employers:	ipark trading,inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Money I borrow I will paid off high interest credit card and I am planning to paid off loan in 12-15 months.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,001.00	Public Records On File:	1
Revolving Line Utilization:	43.50%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 622976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622976	$23,000	$14,600	9.99%	1.00%	December 13, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622976. Member loan 622976 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Bronson Precision Products	Debt-to-income ratio:	10.50%
Length of employment:	9 years	Location:	Bronson, MI

Home town:
Current & past employers:	Bronson Precision Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > I Am looking to payoff high credit cards. This would be my only payment other than House, and Reg Bills Gas Elec, Phone, Etc.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,123.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I Currently Have Balances on 4 Cards, Equaling over 22,000. Minimums are $262, $35, $84, and $184 This Loan will Pay off All of them except the Smallest One of $1,195 which I have money saved and will pay. I am a Machine Technician at My job, I have worked there almost 10 Years, Have had Perfect Attendance all 10 Years. I am a Very hard worker. I will pay this off as soon as I can, as Most everything I have had is always Paid off early. Thank You, and I hope you ca help to fund my loan, I gaurantee My credit is importatnt o me, and I will not mess it up except to Cancel all the Cards I have excpet for 1. As you may see, Last time I had a Personal Loan from discover It was also paid off early. Thank You

Member Payment Dependent Notes Series 622984

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622984	$14,400	$14,400	18.17%	1.00%	December 10, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622984. Member loan 622984 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Big Electronic Company	Debt-to-income ratio:	17.16%
Length of employment:	< 1 year	Location:	Pasadena, CA

Home town:
Current & past employers:	Big Electronic Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > I am going to pay off a higher rate credit card with this loan. As you can see from my credit report, I took and perfectly paid back many loans. I have not been late on my credit card and other loan payments even once in the last 10+ years! Being a good borrower, I prefer that my high interest payments go to good people, rather than to the banks (that charge 20% for loans but pay 0.5% on saving accounts). I have a stable and advancing career in the growing industry with 6-digit annual salary, plus bonus.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,318.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Big Electronic Company and where did you work prior to that?	I am developing software. Before that, I was working in other prominent companies in the Software and Technology industries. I do not disclose the names of the companies for the reasons of privacy.
What was your start date with Big Electric?	August 2010.
Since this is a debt consolidation loan, please list each debt you have (type, amount, APR) and indicate which you will and will not consolidate with this loan. Thank you!	I will refinance the balances on MasterCard from Chase bank and American Express.
Greetings, Could you please answer member 614192's question: please list each debt you have (type,AMOUNT, APR) and indicate which you will and will not consolidate with this loan. Thanks!	I have answered this question earlier.
What are the APRs on the MasterCard from Chase bank and American Express?	They are variable rate, around 17% at this time. I took them out when they were offered at 0-2%.

Member Payment Dependent Notes Series 622996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622996	$10,000	$10,000	5.79%	1.00%	December 9, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622996. Member loan 622996 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	new england outdoor wood products	Debt-to-income ratio:	16.80%
Length of employment:	10+ years	Location:	haverhill , MA

Home town:
Current & past employers:	new england outdoor wood products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,164.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and give more detail on what this loan is for.	Type your answer here.Yes,Ok, married,father of 4,Ive been with my company for 20 years,.The loan will be used for some debt payoffs,(c.c. cards) ,projects around the home,vehicle repair, and also some school things that are needed, and savings.
What are the current balances & minimum monthly payments of the debts to be consolidated?	Type your answer here.1232.53,min.is30.00,1661.62,min. is45.00,1614.43,min. is32.00,remaining amount of loan will be be for home projects,auto repairs,school things,&savings.

Member Payment Dependent Notes Series 623057

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623057	$25,000	$18,475	16.32%	1.00%	December 13, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623057. Member loan 623057 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	Nobel Biocare	Debt-to-income ratio:	6.40%
Length of employment:	2 years	Location:	Hillsborough, NJ

Home town:
Current & past employers:	Nobel Biocare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > The funding for this business loan is for an exciting venture bringing the West Coast Frozen Yogurt Obsession to the East Coast. There is endless upside potential - a truly "risk free" venture. I have sites selected, buildout has begun, leases are signed in some of the top locations and pre-store marketing has already begun. Thank you for making this a successful venture!!!! I look forward to making $$$$ with all of you.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,993.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Nobel Biocare?	Director of Sales
Please go into detail about your business.	I am a franchisee for yogurtland for the east coast. It is a self serve yogurt concept that is huge on the west coast. I have the funding for the first store and build out of store 2. I have an opportunity to open both by march of 2011 and want to ensure I have the working capital for inventory.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Market value based on Comps that just sold (I'm in a new development) is $675k. Zillow says $665k so it should be accurate. My balance is $590k as of Nov. Thank you for your consideration.

Member Payment Dependent Notes Series 623079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623079	$9,000	$9,000	5.42%	1.00%	December 10, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623079. Member loan 623079 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.54%
Length of employment:	10+ years	Location:	Everett, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > We have lived in our new house for 3 years. Tired of having just a crop of grass in the back yard. Will be adding trees/shrubs and large vegetable garden with irrigation.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,076.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a self employed dentist.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Your listing states that you make over $22,000 a month, which is more than double the value of the loan you are requesting. Is your monthly income as shown in your listing correct? If so, why would you need this loan? Currently your listing does not show that your income is verified. Please contact Lending Club member services( support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Mortgage 5142, Insurance 1381, Income tax 4666, Groceries 1185, Home Maint. 280, Dining 289, Clothing 363, Auto 599, Medical 472, Recreation 849, Prop tax 460, Telephone 203, Utilities 296, Household and miscellaneous 3953. Total equals 20138. $22k monthly total is from my schedule C on my last tax return. A little more than $22k but I don't have the return here at my office as I write this. I am a self employed dentist. I anticipate a steady income. Its not that I need the loan as much as I prefer to maximize savings for my kids college fund as well as saving for retirement. I will look into having my income verified. Additional info: These are all family expenses but only my income is $22k. My spouse works part time but I didn't include her income in that total.

Member Payment Dependent Notes Series 623096

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623096	$4,000	$4,000	6.54%	1.00%	December 8, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623096. Member loan 623096 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Kiewit Offshore Sevices	Debt-to-income ratio:	21.31%
Length of employment:	5 years	Location:	Portland, TX

Home town:
Current & past employers:	Kiewit Offshore Sevices
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,143.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 623103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623103	$10,000	$6,775	5.79%	1.00%	December 13, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623103. Member loan 623103 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	EQT	Debt-to-income ratio:	5.60%
Length of employment:	< 1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	EQT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > My job and field is incredibly stable. I plan on using the money to pay off some higher interest debt. I have excellent credit. I pay all of my bills early. I have them all scheduled to be automatically paid each month. Borrower added on 12/08/10 > I have 2 Bachelors of Science Degrees from the University of Pittsburgh. One in Math and the other in Computer Engineering. I have had a consistent job in my field (Computer Programming) for over 5 years. The loan is for consolidating my credit card bills. They were over used while my fiancée and I let her nephew stay with us for a few months. I've been paying them down since he's left, and haven't touched them in 3 months, but the loan is a better rate for the length.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,104.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EQT and where did you work prior to that?	I am a Sr. Systems Analyst at EQT and I worked in a similar position at EDMC for 3 years prior.
Please would you give more detail on what this loan is for.	I plan on using this loan to pay off 2 credit cards. One that is at 13% and another that is at 10%. In addition, I plan on paying off an older load that is also at 10%. Combined those three debts combine to the amount I am requesting.
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	I have contacted member services and asked them what steps are necessary in order to have my income verified. As for monthly expenses: Auto Insurance $40.00 Bills:Allied Waste Services $45.50 Bills:PA American Water (Given to Jen) $85.70 Bills:Equitable Gas $121.99 Bills:Duquesne Light $161.92 Bills:Sprint $175.22 Bills:Verizon $183.52 Bills:Netflix $7.99 Bills:Microsoft $9.99 Debt:ACS $92.00 Debt:Mortgage $942.00 Debt:Sallie Mae $50.00 Debt:CitiGroup Mastercard $157.00 Debt:Chase Freedom Mastercard $225.00 Debt:Dollar Bank Visa $265.00 Debt:Home Depot $42.00 Groceries, house expenses, and misc. are all paid in what's left over. I have a bi-weekly net income of $1,881.57. By Weekly: Auto:Gas & Parking: 179.53

Member Payment Dependent Notes Series 623108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623108	$12,000	$9,150	6.54%	1.00%	December 14, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623108. Member loan 623108 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Amylin Pharmaceuticals, Inc.	Debt-to-income ratio:	11.07%
Length of employment:	8 years	Location:	San Diego, CA

Home town:
Current & past employers:	Amylin Pharmaceuticals, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > How I plan to use the funds - debt consolidation What makes me a good borrower - credit history and stable employment My monthly budget - contains realistic goals and means to achieve them How stable job is - stable with a 8 year job history at the same company

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,504.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Amylin?	I work in the Information Management department.

Member Payment Dependent Notes Series 623124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623124	$20,000	$12,500	6.54%	1.00%	December 13, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623124. Member loan 623124 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.66%
Length of employment:	10+ years	Location:	Chula Vista, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking to procure up to $20,000 in working captial to help me run, grow and expand our business. I co-founded our company while pursuing my MBA at the University of Wisconsin-Madison, and have bootstrapped the business (working part-time) for the first five years from home. I have been now running the business for the past 5+ years full-time and we have grown 10% to 20%+ per year. Recently we've secured two good long-term agreements that provide us some good expansion opportunities in 2011 and beyond. Yet, the agreements require us do to a good deal of work up front, with payment stretched out over next 12+ months. As such I am looking to leverage my strong personal credit / payment history to help provide our company some additional working capital. Thank you in advance for your consideration and support.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,056.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am the CEO of Precision Information, LLC. Receive monthly salary + year end performance pay / bonus.

Member Payment Dependent Notes Series 623131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623131	$25,000	$19,425	15.20%	1.00%	December 13, 2010	December 12, 2013	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623131. Member loan 623131 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.40%
Length of employment:	< 1 year	Location:	baltimore, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Dental field. Loan needed to sustain slow period while building the practice.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	12
Revolving Credit Balance:	$10,611.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 623134

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623134	$20,000	$12,950	8.88%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623134. Member loan 623134 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Four Seasons Hotels	Debt-to-income ratio:	9.43%
Length of employment:	7 years	Location:	Westmont, IL

Home town:
Current & past employers:	Four Seasons Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Hello to everyone out there, first of all wanted to thank you all of you so far for helping me trying to get out of debt! Debt consolidation is one of the tool, with all your help I will be able to have 1 monthly payment and budget my expenses much better. I have a very solid and stable job for the past 7 years in the hospitality industry, as a manager. I won't have any problem making the payment every month and even more as I 'm planning of paying it off sooner than the plan! Thank you.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,877.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	All together $3000
Can you please list all your debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? What will you do to avoid accumulating debt in the future?	well we have 3 big accounts, one of $7500, one of $4200 and one of $7200. The loan will be used to pay off those 3 accounts.

Member Payment Dependent Notes Series 623198

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623198	$13,200	$13,200	9.99%	1.00%	December 9, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623198. Member loan 623198 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	n/a	Debt-to-income ratio:	12.62%
Length of employment:	10+ years	Location:	Redmond, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I want to pay off high interest store credit cards (mostly Home Depot) I used to get my house in livable condition. Now I have a renter, and a steadily increasing income from my small business. I'm able to make my current payments, but would like to lower my interest rates and consolidate to one payment instead of many. Thanks!

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	33
Revolving Credit Balance:	$13,167.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your small business?	My small business has two parts. One part is bodywork, as in massage. I do advanced healing bodywork, injury stuff and work with athletes, and thus make about twice per hour what ordinary massage therapists make. The other part is classes and workshops on movement, becoming present in your body and spiritual awareness/growth.
Please explain your delinquency 33 months ago	I think that was when I refinanced my home. There was a delay in the payoff, which I didn't expect. I didn't pay my mortgage that month because I thought the new loan was going to pay it. I worked it all out with the mortgage company, but apparently it went on my credit report anyway.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Home Depot: $6,000. $4800 0% for 6 or 12 months, reseting to 23% starting in January. $1200 is at 23%. Current payments $300/month Best Buy: (washer and dryer, computer for my business) $2800 goes to 25% in two months. Current payments $160/month. USBank Visa: $1400, 14%, Current payments $50/month Bank of America: $2960, 12%, Current payments $115/month. Total Revolving line debt: $13,160 ??? all of which will be paid off if the loan here is 100% funded. Total payments: $625/month (this is what I have been paying, to get the debt paid down. It is more than the minimum payment.) I also have a USBank auto loan: $9741 at 6%, payments $320/month

Member Payment Dependent Notes Series 623199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623199	$7,500	$7,500	9.62%	1.00%	December 8, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623199. Member loan 623199 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Cauthen & Feldman	Debt-to-income ratio:	4.26%
Length of employment:	10+ years	Location:	Sorrento, FL

Home town:
Current & past employers:	Cauthen & Feldman
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > Am a registered paralegal; work part time; no problem with my job for as long as I want it. Have few outstanding debts; own home and property worth $100,000 but mortgage companies won't issue mortgages or refinance for under $25,000-$30,000 and I don't needthis much funding

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,073.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the delinquency 17 months ago?	I am not sure what delinquency you are referring to
Would you please explain your delinquency 17 months ago?	I don't have a copy of my current credit report; the only delinquency I can remember off hand is with Comcast when I had cancelled service; they continued to bill. I disputed the extra charges for some time, but did finally pay them. Frankly, I am not sure if this is what is showing.
My questions: (1) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	I anticipate making more than the required monthly payment in order to pay off the loan sooner. It would depend on the amount funded, if I would accept a partially funded loan.
Hi, I'm considering seriously funding your loan. It says there was a delinquency 17 months ago. Can you please explain more regarding this? Thank you.	I don't have a copy of my current credit report; the only delinquency I can remember off hand is with Comcast when I had cancelled service; they continued to bill. I disputed the extra charges for some time, but did finally pay them. Frankly, I am not sure if this is what is showing.

Member Payment Dependent Notes Series 623299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623299	$12,000	$8,550	9.99%	1.00%	December 13, 2010	December 12, 2015	December 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623299. Member loan 623299 was requested on November 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Hallmark Personnel	Debt-to-income ratio:	11.81%
Length of employment:	< 1 year	Location:	Mountain View, CA

Home town:
Current & past employers:	Hallmark Personnel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I have recently separated from my husband & in the process of moving out. I need the loan to help with moving costs, refinancing some of my credit cards and helping me move forward. I just got a new job, a new lease on life and looking forward to the New Year & this loan will help put me in the right direction. Thank you for your consideration for this loan.

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,117.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Hallmark Personnel and where did you work prior to that?	I was just offered a position there as an Account and Marketing Manager. Prior to that I was at KOFY TV (in San Francisco) working as an Account Executive.

Member Payment Dependent Notes Series 623324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623324	$4,000	$4,000	10.36%	1.00%	December 8, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623324. Member loan 623324 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,593 / month
Current employer:	University of San Diego	Debt-to-income ratio:	23.03%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	University of San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	32
Revolving Credit Balance:	$44,282.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at the University of San Diego?	I am the Director of Dining Services.
What do you need the loan for there is no description?	We spent our savings on my 5 yr old sons funeral and I was looking at a consolidation loan with some extra money to help with christmas expenses for my other two kids.
What is this loan for? You have $44K in credit card loans. Please explain that debt. Thanks.	That debt is due to pay for expenses while my husband went back to school full time to get ahead in his career as a chef and get into management. Unfortunately that was put to a halt when we lost our 5 yr old son this past summer and we had to pay over $12,000 in funeral expenses from savings that would have helped us through till he started a full time job. We still have to pay for his marker to his gravesite and I would like to give my two other kids a good Christmas before tightening the financial strings to get us back on track.

Member Payment Dependent Notes Series 623409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623409	$25,000	$25,000	14.83%	1.00%	December 9, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623409. Member loan 623409 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Integris Southwest Medical Center	Debt-to-income ratio:	17.56%
Length of employment:	7 years	Location:	Ripley, OK

Home town:
Current & past employers:	Integris Southwest Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,125.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with lendingclub. I'm not sure exactly what you have to do but it is something like sending in paystubs. Once you do this, I'll be happy to contribute your loan :)	Yes, I do have a husband who contributes. His NET income is $2200/month.
please specify, for EACH debt you play to pay off with this LC loan, the AMOUNT of that particular debt and the INT RATE of that debt. don't forget to include the INT RATES. if any of the INT RATES are under the INT RATE you will be paying for this LC loan, please give a FISCALLY RESPONSIBLE reason why you want to pay a higher rate [i.e., not "so I will have to hit the "enter" button on 1 bill-pay ea month instead of 3 bill-pays ea mo"]. thanks	Paypal $1112 26.99% Bill Me Later $1782 19.99% Juniper CC $4422 15.99% Schwab CC $4895 15.00% Bank of America CC $6105 17.99% GE/Honda CC $6684 18.9%
Please provide details of the debt you are consolidating. Thanks.	Paypal $1112 26.99% Bill Me Later $1782 19.99% Juniper CC $4422 15.99% Schwab CC $4895 15.00% Bank of America CC $6105 17.99% GE/Honda CC $6684 18.9% ..
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Paypal $1112 26.99% min pymt $46 Bill Me Later $1782 19.99% min pymt $53 Juniper CC $4422 15.99% min pymt $105 Schwab CC $4895 15.00% min pymt $104 Bank of America CC $6105 17.99% min pymt $208 GE/Honda CC $6684 18.9% min pymt $181
The payments for this loan are around 17% of your stated gross income, do you have any other income streams (spouse who works)?	yes. I am recently married and his NET income is $2200/month.
Could you please list the balances and interest rates of the debts you want to consolidate?	Paypal $1112 26.99% Bill Me Later $1782 19.99% Juniper CC $4422 15.99% Schwab CC $4895 15.00% Bank of America CC $6105 17.99% GE/Honda CC $6684 18.9%
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What do you do for work and what is your work history? (2) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (3) Many investors request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount).	I am a registered nurse. Work at Integris Southwest Medical Center since Feb of 2003. I also work at Stillwater Medical Center and have since Jan 2010. Realistically, my goal is to be debt free in 3 years although would love to be much sooner. I'm not sure on the minimum funding issue. I would have to consider all options at this point.

Member Payment Dependent Notes Series 623428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623428	$18,250	$17,750	15.95%	1.00%	December 13, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623428. Member loan 623428 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Northeast Security	Debt-to-income ratio:	9.05%
Length of employment:	5 years	Location:	Lowell, MA

Home town:
Current & past employers:	Northeast Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > The loan was requested to pay off credit cards for the amount of $15,400. I had my house insulated last week for the amount $2,000. I want to put $3,000 in the bank for emerency funds. I wanted not needed $2,900. for dental work done. I have federal annuity for the amount of $2532. gross per month; I work ful time as security officer that gross $1600. per month.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	8
Revolving Credit Balance:	$14,043.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. $199,000. 2. 208,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.The Balance is $200,000. 2. The Market Value is $208,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The balance is $200,000. I have no helloc on my home. 2. $208,000.
My three questions: (1) Your federal annuity sources? i.e, US Government department? and civil service retired pay grade, etc? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	1. United States of Personnel Management Washington D.C. 2. 3 to 4-yrs 3. I need the ful amount of loan
Why the delinquency 8 months ago?	I refinaced my mortgage for a lower interest in May 2009, the closing attorney kept the money. I had to get a lawyer recover the money. My credit report was showing two mortgages at the same time. That's why those 8 months is showing delinquency.
RE: "The loan was requested to pay off credit cards for the amount of $15,400." For EACH credit card you play to PAY OFF, please provide the AMOUNT on that particular card and the RATE on that particular card. Please list each one separately. Also, if any of the RATES are lower than the LC loan, please provide a fiscally responsible reason for wanting to pay MORE, rather than LESS interest. Thanks.	1. Chase 19.24% $3,400. 2. Chase 27.29% $1,600. 3. Discover 19.82% $2,800. 4. Fia Card 15.99% $6,500. 5. Cap.One 17.90% $1,100.
did you know that you can get a federal tax credit of 30% of your insulation investments (upto $5k of insulation/efficiency improvements).	Thanks for the Info; that was one of the reason i got it done last month besides to reduce the monthly heating bill.

Member Payment Dependent Notes Series 623474

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623474	$16,000	$13,050	15.95%	1.00%	December 13, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623474. Member loan 623474 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,350 / month
Current employer:	Hercules offshore	Debt-to-income ratio:	21.06%
Length of employment:	10+ years	Location:	Raceland, LA

Home town:
Current & past employers:	Hercules offshore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Personal loan Borrower added on 12/06/10 > to take care of driffent thing and to take a trip maybe do some work on my home

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$673.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.borrower 125,000.00 paid 11 months not sure what the value is thanks
What is the purpose of the loan?	Type your answer here. To different things take a trip for Christmas and do other things
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.) Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	Type your answer here.Captain on a liftboat been doing this for 10 years now work 14 days on and 14 days off and sometimes on my days off work on the seem vessel for 10 years

Member Payment Dependent Notes Series 623482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623482	$12,000	$12,000	15.57%	1.00%	December 8, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623482. Member loan 623482 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,708 / month
Current employer:	St Jude Medical	Debt-to-income ratio:	11.49%
Length of employment:	1 year	Location:	Saint Anthony, MN

Home town:
Current & past employers:	St Jude Medical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > With this loan, I will be applying the funds to the following cards (in this order based on the amount funded): Citibank CashReturns - 3843.18 at 25.99% (min pmt $118) Discover - 4001.17 at 18.99% (min pmt $160) Chase Slate - 6467.88 at 17.24% (min pmt $81) These balances were accumulated due to past issues with poor money management. I now have a successful budget plan using Mvelopes, and have been using it for the past year. I have been slowly paying my debt down with that plan, but I need to do something about these higher-rate cards. Asking the banks for lower APR's has been unsuccessful, so I am here looking for a place to consolidate them to something lower. The minimum payments for these cards which will be paid off is more than the monthly payment for this loan, so those minimum payments will be directed toward this loan.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	56
Revolving Credit Balance:	$27,286.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You listed a little of $14.3K in debt. Can you also give us the amounts of the other debts you are carrying?	Yes, they are: Capital One - $1,778.45 at 16.90% ($46 payment) Spire Credit Union - $3,460.57 at 12.75% ($223.48 payment) Citibank Rewards - $9,903.94 at 9.24% ($175 payment)
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	1) I am a System Administrator in Enterprise IT at a large medical device manufacturer. 2) With the budget I have set up to pay existing cards, 3-4years is the anticipated payment time (3 years 5 months exactly). 3) Yes, I will accept a partially funded loan. My primary goal is to reduce the 25.99% APR rate I am currently paying to Citibank. Any bit of that which I can get to a lower rate is my goal. Anything beyond that will be to bring down rates for cards that are above the rate of this loan. If you have any other questions, please let me know. Thank you.
Please go through the process of verifying your income with Lending Club. This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors.	The site states that "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information." They have not asked me for any additional documentation to verify my income, so I'm not sure where to go to do this.
You can contact support@lendingclub.com and request that your income be verified. Again, this is not required. But your loan is much more likely to get investments if this is done (myself included). Thanks again!	I just sent them an email and will follow the instructions they provide me to do what is required.

Member Payment Dependent Notes Series 623521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623521	$8,900	$6,000	6.17%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623521. Member loan 623521 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,600 / month
Current employer:	n/a	Debt-to-income ratio:	3.78%
Length of employment:	7 years	Location:	lake havasu city, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Hello, and thank you. I am a gentleman in my early sixties who will be getting married in the spring and would like to consolidate and pay off existing credit cards. I've owned a successful insurance brokerage for the past seven years and in addition now collect Social Security along with a V.A. disability, rental property income and proceeds from a fixed annuity. My credit is impeccable and reliable and will remain that way as will my income which does not include my finaces' who is an RN and equally responsible. Thank you again....Inquiries welcome.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,231.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	Type your answer here. My pleasure. The figures I'm providing are not to the exact dollar but are very close. Counting the mortgage, taxes, insurance and all utilities: $1500. Credit card payments (double the minimums): $400. Food, clothing, entertainment, transportation, maintenance (house & autos) and miscelaneous expenses: $1100. I do own two autos...both fully paid for and other than the mortgage and credit cards there are no other outstanding loans or debts. The balance of my income goes to a wedding savings account in anticpation of the fateful day, at which time all the wedding expenses will have been pre-paid....in cash...in full. Thank you for your inquiry.

Member Payment Dependent Notes Series 623525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623525	$20,000	$20,000	12.61%	1.00%	December 10, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623525. Member loan 623525 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	20.38%
Length of employment:	3 years	Location:	Brighton, MA

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,473.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MS?	Investment research, trade execution, portfolio management.
TWO questions: (1) Position (Job/What you do) for employer? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	(1) Portfolio Management Associate (2) 4-5 Years
Please list the balances, APRs, and monthly payments for the cards you are paying off with this loan. thanks!	Card 1: Balance - $13k APR - 28% Monthly Pmt - $400 Card 2: Balance - $6k APR - 18% Monthly Pmt - $150
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1. Rent - $600 Car/Gas - $450 Utilities - $100 Insurance - $150 Phone/Internet - $60 Food - $400 Gym - $20 Childcare - $0 2. Yes

Member Payment Dependent Notes Series 623531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623531	$19,500	$19,500	17.06%	1.00%	December 9, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623531. Member loan 623531 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,433 / month
Current employer:	NYC Department of Buildings	Debt-to-income ratio:	16.20%
Length of employment:	5 years	Location:	Rockaway Park, NY

Home town:
Current & past employers:	NYC Department of Buildings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I will pay off all my credit card bills with this loan. Borrower added on 12/07/10 > My employment with the City of New York is permanent. In February of 2009, I received permanent Civil Service Status. This is obtained by taking a Civil Service test, passing and being chosen from a list. Therefore, along with my good credit and permanent employment; I would make an ideal loan candidate. Thank you.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,596.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my mortgage is $47,000. The market value of my home is $225,000. I do not have any HELOC's (Home Equity LIne of Credit).
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	I will send income verification as soon as possible.
Can you list the debts (amounts) you are carrying?	With this loan I will pay off three Chase Credit Card accounts as follows: 7,338 at 10.24% 8,046 at 29.9% 2,996 at 12.24% Once the loan is made, the checks can go directly to Chase. This is what the money is for; not for personal use.
Please detail interest rate and amounts of your credit cards. Thanks	With this loan I will pay off three Chase Credit Card accounts as follows: 7,338 at 10.24% 8,046 at 29.9% 2,996 at 12.24% Once the loan is made, the checks can go directly to Chase. This is what the money is for; not for personal use.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I work in the IT unit of the New York City Deparmtne of Buildings. I am a BIS Analyst and Geography Researcher. The Analyst part involves testing new system programs before they are put into production for the public use and correcting errors in the system. Geography Research involves researching topaghaphy records of the Borough Presidents office, City Planning and Department of Finance and ensuring data is correct in our system. When necessary we create new address screens for the filing public. I have worked for the City for five years. Before that, I have over 20 years experience in the Private Sector.
Why refi the two lower rate loans with this higher rate loan?	I am looking to pay off these credit cards and have only one payment. Further, with this loan, I have the security of knowing the debt will payed off withing a certain amount of time. If I am only paying the minimum payment on these credit cards, it would take longer.
Please explain "topaghaphy records". I'm unfamiliar with the term and an online search brings up nothing.	Topography refers to the the Borough Presidents office in each borough of New York City who is responsible for legally and officially assigning addresses to all New York properties. TOPO, topoghraphy or geography all means the same thing. It is the research of property records including the address, block and lot.
Two of your cards have an interest rate significantly below the rate of the loan you are requesting. You'd be better off by keep paying those as you are now. Why pay more interest? Just line up payment dates and set up some autopay for convenience.	Paying the minimum payment each month would not enable me to pay off the cards within the five years as your loan would. Further, I am not happy with the customer service provided by Chase Bank. I would like to have just one payment a month.
Could you provide detail about your monthly expenses, and a total? Also, what are the minimum payments on all the debts you have and what have you been paying per month? Thanks!	Chase Bank, $287, Chase Bank $143, Chase Bank $60, Mortgage $469, Sears, $30. My husband pays all other expenses. We have been married 18 years. I hope this answer is what you were looking for.
Then why don't you pay more than the minimum? I'd strongly recommend you doing that and these cards can be paid off in five years as well, at a lower cost for you. It doesn't make any sense paying more interest.	I am not able to pay more than the minimum payment. The loan would allow for me to pay off these debts in a definite period of time.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Even though I have asked for a five year term; it is my intention to pay the loan off before that time. Whether or not I would except partial funding - I have not decided yet.
Hello: If you can't pay more than the minimum payment on cards at %10 and %12, how will you pay back $19.5K at %17? If you borrowed $10K from Lending Club wouldn't the $220 payment reduction to LC pay more that the minimums on the cards? You could write the three checks and save yourself $50 a month.	I would like to sever my relationship with Chase Bank. I have been very loyal customer to them for a very long time and have never been late with any of my payments. However, since the market downturn, they have raised my interest on my cards more than once. Further, if my loan is granted, I can be certain of the monthly payments since unllike Chase, my rate will stay the same and further, in five years or less, this debt will be repaid.

Member Payment Dependent Notes Series 623559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623559	$8,000	$5,000	6.17%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623559. Member loan 623559 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Walden University	Debt-to-income ratio:	24.54%
Length of employment:	2 years	Location:	west hollywood, CA

Home town:
Current & past employers:	Walden University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,682.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you please list your credit card balances and the corresponding interest rate you are paying.	My credit card balance is about $5000 and the interest t is varies from 12% to 23%. If I get this loan I will be able to have a lower interest rate and pay off some store cards that have a high interest rate.

Member Payment Dependent Notes Series 623605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623605	$16,000	$9,725	6.91%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623605. Member loan 623605 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,250 / month
Current employer:	Woodforest National Bank	Debt-to-income ratio:	15.64%
Length of employment:	10+ years	Location:	Spring, TX

Home town:
Current & past employers:	Woodforest National Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Debt Consolidation of Credit Cards Borrower added on 11/29/10 > Debt Consolidation of credit cards that were used to help a family member get back on their feet

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,463.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	(1) yes. My wife and I own our house that we have lived in for 4 years. We have a FLDT loan with GMAC and a 2nd Lien purchase loan with Countrywide aka BofA. Our monthly payments are $1340 for the FLDT and $375 for the 2nd. Total payoff on both loans is $198k on FLDT and $44k on 2nd. My wife also works in financial consulting (past 15 years) and makes $125,000/year plus bonus that is in addition to my income that also is used in our mortgage payments (2) The deed is in both mine and my wife, Lisa's name. 3. No HELOC or Home Equity Loans on the house. 4. I don't know what zillow is but an appraisal done last year valued the house at $247,000 which located in North Houston Metro which has stable home values.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	1. Chase Mastercard - $8,000 2. Capital One Master Card - $5,000 3. GE Money - $800 4. GE Money - care credit - $500 5. Citi Mastercard $2000, remaining balance of $2800 will be paid off from bonus at the end of the month. I will also be putting $2000 into account from bonus as a reserve to carry debt. Which isn't needed but to have as a rainy day fund
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at Woodforest National Bank? Can you list your work history? These answers will definitely help lenders lend.	No problem and hope this helps. (1) Debt was accrued primarily from helping my cousin who got divorced and is a single mom that lost her job stay afloat and get back on her feet. (2) Monthly expenses consist of Mortgage payments including escrow of $2400 int rate 6.75, 2 car notes (900) rate 4.75, Furniture loan ($485) rate 5.5% that will be paid off in march from my wife's bonus (3) Savings account balances is $38,000. (4) Investments include my 401K with a $595,000 balance and my wife 401(k) and Baker Hughes stock totaling $38,000. (5) My wife works too with an annual salary of $110,000 plus 15% bonus paid in march. Her take home pay is approx $5800 per month (6) I am a commercial lender with a Senior Vice President role and have been there for 12 years. (7) 22 years work histor in the banking industry including 6 years with Compasss Bank, 3 years with Comerica Bank, 1 year with Amegy Bank and 12 years with Woodforest National Bank. Thanks and hopes this answers everything
Could you please answer member 550614's question: List the items that you will be consolidating (account type, amount consolidated, CURRENT RATE)? Thanks!	I will be consolidating Chase Mastercard $4500 current rate is 11.99% Capital One Master Card $4500 current rate is 12.99% Citi Card - $4900 current rate is 11.99% GE Capital - $1400 current rate is 18% Thanks

Member Payment Dependent Notes Series 623654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623654	$10,000	$6,150	6.17%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623654. Member loan 623654 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	AMC Theatres	Debt-to-income ratio:	15.92%
Length of employment:	< 1 year	Location:	Shawnee, KS

Home town:
Current & past employers:	AMC Theatres
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,113.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list details of your monthly expenses? (Mortgage, utilities, groceries, health / fitness, entertainment, car(s), insurance, etc.) Also, what is the purpose of this loan? Thanks	The loan is for an old motorcycle. These types of loans are not easy to secure.

Member Payment Dependent Notes Series 623668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623668	$20,000	$12,200	6.17%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623668. Member loan 623668 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Boston University	Debt-to-income ratio:	8.42%
Length of employment:	3 years	Location:	Brookline, MA

Home town:
Current & past employers:	Boston University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > I have a few credit cards out there with 0% to 40% of my credit limit. The card companies (CitiBank, Discover, GM, and Barclay US) haven't really been open to lowering my rates, even though I have always paid on time and at least 3-4 times the minimum payments. I have had these cards for a minimum of two years (GM card and Citi over five years) and have flawless history with them - I'm just trying to pay it all off quicker. My wife and I are going to buy a house soon, and will need to start saving for children. Thank you. Borrower added on 12/02/10 > Update: I have provided the documentation to the credit view team on 12/1/10; the verification of my income and ability to pay back the loan should be done by Friday/Monday (depending on them, of course). Thanks again. Borrower added on 12/03/10 > Update: Approved! Let me know if you have any further questions.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,608.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	Hello and thank you for your response. I would be happy to detail this information for you. As to my current line of work - I am an internal auditor for a private, not-for-profit higher educational institution. I have been there for over three years, prior to which I was in public accounting for three years. I am meeting and exceeding expectations of my supervisors, so the source of income will be stable and increase (2-4%, as is typical in higher ed) over the next three years. As to my income versus expenses, first let me thank you for the tip about needing to contact member services to have them verify my income - I will contact them immediately. As requested, I will detail my monthly income, deductions, and expenses as I keep them in a budget spreadsheet (which is updated twice per month as I make payments against current balances), but would like to provide two notes: (1) the annual income from my employer will state about 72k whereas I have claimed 75k, as this is supplemented by income made by my wife (part time work only) - she also covers some of the miscellaneous and discretionary spending with whatever she has left, and (2) I am paying far more than the minimum payments required on my credit cards (I don't want you to mistake the payments i'm making as total minimum payments, indicating much larger balances than are actual). Annual Income: $72,216 +Monthly Pay: $6,018 -Taxes: $1,185 -Group Life: $1 -United Way Donation: $15 -Life Insurance: $14 -403b Contribution: $730 -Health & Dental: $320 -Car & Home Insurance: $120 -Gym Membership: $75 +Transfer from wife: $400 Take home: $3932 -Rent: $1500 -Current Credit Card payments: $900 -Gas & Electric: $225 -Cell phones: $150 -Phone, TV & Internet: $125 -Car Lease (up in February `11) & Gas: $260 -Groceries & Dining: $400 -Misc. Entertainment: $50 -Additional Savings: $200 Remaining/Additional Discretionary: $122 As you can see, I do eat through the majority of my take home pay. However, I would contend that the majority of this is either rent or savings (403b or otherwise). As such, the savings could be altered in times of trouble, but I don't feel that I'm quite to that point. I thought I'd ask for help before playing with my retirement. Worst case scenario my loan isn't funded and I pay the banks instead of LendingClub investors - I am actually budgeted to pay off all debts by February 2012 (1 year, 3 months vs the three years through lending club). As I'm sure the question will come up, I'll go ahead and detail the current balances of debt, as of 11/30. I will list the accounts in order of how long I've had the cards. One of the newest cards, Discover, was a ridiculous APR that I accepted as I'd never intended to keep a balance on it. I signed up for it, and Barclay, to manage the cost left over from wedding/honeymoon based on a 0% introductory. The only reason I have is that I refuse to go over 50% of the credit limit on the other cards as this would far worse affect my credit score: GMCard (10 years, 15.99%): $150 of 2,000 (7% of limit) Citi (5 years, 18.99%): $4,750 of 12,750 (37.3%) Discover (2 years, 29.99%): $4,474 of 9,600 (46.6%) BarclayCard (1 year, 15.49%): $2,375 of 5,000 (47.5%)

Member Payment Dependent Notes Series 623700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623700	$10,000	$6,675	6.91%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623700. Member loan 623700 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	n/a	Debt-to-income ratio:	9.80%
Length of employment:	n/a	Location:	Gilbert, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102,661.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your source of income.	Type your answer here. Type your answer here. My income has been verified by Lending Club. I comes from various sources, retirement funds, insurance income and investments in hard assets. I believe u can look at data posted by Lending Club. Thank you for your interest. #623700
Why do you have such a large credit balance? Has your income been verified? What are your monthly expenses?	Type your answer here. As an investor you should know that my income has to verified for me to be approved by Lending club. My credit is excellent. I have higher interest rates elsewhere. I have a 22 year old in college and things come up. Thank you for the inquiry.

Member Payment Dependent Notes Series 623736

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623736	$22,750	$16,775	14.46%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623736. Member loan 623736 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Hybrid Promotions	Debt-to-income ratio:	19.52%
Length of employment:	1 year	Location:	Mission Viejo, CA

Home town:
Current & past employers:	Hybrid Promotions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,888.00	Public Records On File:	1
Revolving Line Utilization:	81.90%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the emergency?	Help brother to save his home
Hi Couple of Questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations. (please give exact figures than ballparks) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses?	Type your answer here. 1) Take home pay $2,870 + 680.00 = Total $3,550.00 2) Discover - Balance 19K, pymt 500/mo 3)/Macy's - balance 1,200, pymt 200/mo 4) HSBC - no balance, pay in full 5) No rent payment, take care of elderly mother 6) No Tax Liens, No Alimony, No Child Care expense, NO mendical expenses. Health pymt through employment

Member Payment Dependent Notes Series 623743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623743	$4,200	$4,200	9.25%	1.00%	December 8, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623743. Member loan 623743 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Clearwater irrigation	Debt-to-income ratio:	3.22%
Length of employment:	5 years	Location:	Waverly, MN

Home town:
Current & past employers:	Clearwater irrigation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	67
Revolving Credit Balance:	$3,928.00	Public Records On File:	1
Revolving Line Utilization:	55.40%	Months Since Last Record:	50
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623804	$12,500	$7,800	6.17%	1.00%	December 14, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623804. Member loan 623804 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	OneSource Distributors	Debt-to-income ratio:	11.12%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	OneSource Distributors
Education:

This borrower member posted the following loan description, which has not been verified:

I am relisting as I would like to be re-considered/re-approved/re-funded for a personal/consolidation loan in order to avoid large credit card interest charges. Please know I appreciate being considered! Thank you and have a very Special Holiday Season!

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,845.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please would you describe yourself, your work, and give more detail on what this loan is for: how much CC debt you have, is it increasing / decreasing, and do you have a plan to ultimately become debt free?	I am divorced, 56 and working hard to help my son thru college. I work full time in inside sales for an Electrical Dist in Calif. I have a credit card debt of $8400 and yes it has gone down from $10,000 my debt is from my divorce and the taxes I had to pay that year on my 401K - I did not get anything from my divorece. I did not want to go to court and fight with my ex. And this is the first time ever I have had debt and it scares me. I wanted to consolidate my car payment of $220 and my credit card of $200 so that I would pay less interest and I would get debt free sooner. I have very very good credit. I know the economy has us all skeptical about the future. Thank you!

Member Payment Dependent Notes Series 623809

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623809	$4,800	$4,800	10.36%	1.00%	December 9, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623809. Member loan 623809 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Macworks	Debt-to-income ratio:	14.67%
Length of employment:	< 1 year	Location:	Grandville, MI

Home town:
Current & past employers:	Macworks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	43
Revolving Credit Balance:	$7,649.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623819	$25,000	$17,000	10.36%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623819. Member loan 623819 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	State of Texas	Debt-to-income ratio:	13.91%
Length of employment:	8 years	Location:	Leander, TX

Home town:
Current & past employers:	State of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,517.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	I contribute $1,500 per month toward the mortgage of $2,855/month. My new wife (who I married in the summer) pays the remainder. (We still keep our finances pretty much separate.) The house and mortgage are in her name only. I have a $291/month car payment, but my daughter and her boyfriend currently make the payment on that. I own my car free and clear and have no car payment. Utilities (water, electric, gas and water) are about $425 per month. I will still owe about $10,000 in credit card debt if I get this $25,000 loan. I pay $65 to the YMCA each month for my gym membership. I pay about $75 per month on a son's student loan. No childcare costs.

Member Payment Dependent Notes Series 623885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623885	$2,000	$2,000	12.61%	1.00%	December 9, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623885. Member loan 623885 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Broadmoor Hotel	Debt-to-income ratio:	6.40%
Length of employment:	< 1 year	Location:	Colorado Springs, CO

Home town:
Current & past employers:	The Broadmoor Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,946.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (5) Many investors request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	1) This loan will be used for a previous expense. 2) I currently work in the hospitality industry and previously worked in the home improvement industry. 4)I hope to pay off this loan in 1-2 years. 5) 1500 6) NA
What do you do for The Broadmoor Hotel and where did you work prior to that?	I work in the Guest Services Department as a Bell Attendant. Prior to that I worked for many years in the renovations/remodeling field.

Member Payment Dependent Notes Series 623932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623932	$10,000	$6,100	5.79%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623932. Member loan 623932 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	School District of Philadelphia	Debt-to-income ratio:	14.54%
Length of employment:	7 years	Location:	Lafayette Hill, PA

Home town:
Current & past employers:	School District of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > For years I've been promising my son a trip to Disney...every year turns into next year. I would like to do it Summer of 2011 however I need to consolidate some high interest credit cards so my payments aren't so high and I need some start-up money to make the initial reservations. With your help he might actually be a kid still when we get there!!! Borrower added on 12/05/10 > The only vacation we have been able to take together is to our nearby shore points. We have never been on a vacation together that required airfare. I have been working two jobs for several years (full-time Monday-Friday and part-time on Saturday/Sundays) to support my husband's career change which has required a few years additional schooling. I work very hard to make sure our bills are taken care of which is why I know I would be a good investment. A trip to anywhere is long overdue for me but a trip to Disney is much deserved for my son who has heard his mom say too many times, "not today, mommy has to work".

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,017.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 623978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623978	$20,000	$20,000	15.95%	1.00%	December 13, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623978. Member loan 623978 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	CBS TV	Debt-to-income ratio:	14.80%
Length of employment:	5 years	Location:	Hockessin, DE

Home town:
Current & past employers:	CBS TV
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I pay my bills on time, but want to be able to them off. This loan would eliminate two credit cards and help me get to my debt-free goal.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,160.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I just remortaged my house to reduce my interest to 4.25%. Doing so put my mortgage right at the assessed value of the home.... $345,000.
Please detail the cards you will be paying off include APR and balances. Thanks	I will be paying off a Bank of America which has 24% APR and a balance of just under 14,000... and a Discover card with a balance of 5000 and an APR of 13.24%.
How much is the loan on your home?	$345,000
Hope I didn't send this to you before: Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info.	Thanks. I'll do that right now.
Why do you plan to pay off the Discover card, which has a lower rate than this loan? Also, what steps will you take to avoid accruing debt in the future?	We acquired most of this debt over a period in which several things happened. I accepted a new job and it took a while for my wife to find a stable job, which she now has. And we were borrowing money to send our children to school. They are both in public school now. We have already cut up our credit cards and plan on cancelling them as soon as they are paid off. The reason I am paying off the Discover Card is because even though the rate is higher, I will be on a 3 year plan to paying it off. I am open to suggestions about how to better use this money.
Why do you carry such a high balance on your credit cards?	A lot of things have happened and that's how we paid for them. We kept thinking we would be able to pay them down, but that isn't happening. I don't want to declare bankruptcy or do debt settlement, I just want to pay down my balances.
I will be investing in your loan, please remember that it is ever day people helping you get your loan, and not some bank that can get bailed out or get their money back. I look forward in assisting you	I appreciate your help. I always pay my bills on time, the only reason by credit score is as low as it is, is because I carry such high balances. Thanks.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	I've been a television news producer for 15 years... five with my current company. I am looking at taking all three years to pay off this loan. I will accept any amount so that I can start righting my situation.
Suggestion...budget with Mint.com	I've already taken that step. That's how I learned of Lending Club. Thanks.
This loan would take slightly less than 10% of your gross income to service, which is quite reasonable, but you still have to service another $50k of debt as well as live. You mentioned that your wife has just found stable employment, was her income included in the $7900/mo.? If not, what is her income and amount of any debts in her name?	Her income is included in this. I consider our debts to be combined.

Member Payment Dependent Notes Series 623979

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623979	$8,000	$8,000	15.57%	1.00%	December 10, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 623979. Member loan 623979 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,292 / month
Current employer:	Star Financial Services	Debt-to-income ratio:	2.38%
Length of employment:	5 years	Location:	richton park, IL

Home town:
Current & past employers:	Star Financial Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Hello i have a good job that pays me. But i have a small business also as a car broker? I buy affordable cars that sells to people who needs them. I need more inventory of cars? I can buy 6-7 cars for $8,000 and each car is sold in 2-3 days? Paying the payments on time will not be a problem at all. My cars sell qiuck?????

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,252.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description.	Type your answer here.Hello do not understand the question and will be more than happy to answer it if you kind of explain a little more.
TWO questions: (1) Position (Job/What you do) for employer Star Services? (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thanks for answers. Lender 50570 USMC-RETIRED.	Type your answer here.Hello and good afternoon.... I am an accoutant for Star Financial Services and even though i put in for 5 years for loan term i plan on payoff in 6-12 months with no problem at all.
Hello Borrower Explain your 6 inqueries in last 6 months ? Pleae itemize your monthly expenses in detail ? Please list any other personal debt you carry, amount and APR ? Thanks	Hello and Good day to you? I only should have maybe 3-4 inquires last 6 months.... I am a cash and carry man and saves my credit. I do not have alot of personal debt only 2 credit cards that have only 20% usage on them. Do not have alot of debt. I am debt free and really know how to manage bills and pay them before they are due. Thanks

Member Payment Dependent Notes Series 624006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624006	$24,000	$16,625	17.43%	1.00%	December 14, 2010	December 13, 2015	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624006. Member loan 624006 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	JPmorgan	Debt-to-income ratio:	5.25%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	JPmorgan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I am going to use this loan to cover for a shortfall in co-investing in a property abroad. My current monthly income (net of taxes) is approximately $7,000. I also have anticipated additional income in the near to medium term which would ensure that I will be able to meet my monthly payments & likely pay in full before the 5 year term is over. I have been at my job over 5 years. Borrower added on 12/07/10 > Hi - I want to add that my stated income does not include any bonus to be conservative. I understand that there is uncertainty surrounding bonus, but as a proxy, I received a bonus in-line with my base salary last year.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	18
Revolving Credit Balance:	$20,392.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be using the funding for?	My parents who are abroad in Asia asked me to co-invest in a property which needs to close in January. I am trying to cover a shortfall in the funding while waiting to receive my bonus at work & have some clarity around the taxes in the coming spring.
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	1) I have been a financial analyst at the firm for 5 years, 2) I am anticipating to be able to pay off within 2 years 3) I will take the partially funded amount
What was the reason for your Delinquency 18 months ago?	Only incident I can think of was that I was one day late on my credit card payment b/c I was not aware that my cycle did not end on the same date every month. I have no loans.

Member Payment Dependent Notes Series 624033

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624033	$25,000	$25,000	9.62%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624033. Member loan 624033 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Iatric Systems, Inc	Debt-to-income ratio:	23.19%
Length of employment:	4 years	Location:	Greenfield, MA

Home town:
Current & past employers:	Iatric Systems, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Refinancing APR %s of 13.9, 16.9, and 18.99 into a lower %, single payment. Monthly payment is no issue as I pay around $750/mo now because of extra payments to get credit down. Borrower added on 12/03/10 > Why a "Solid-investment-in-MA"? Because I'm committed to keeping my high credit score, which I monitor weekly (currently = 720) via SearsCreditScore.com, and to eliminate my accumulated debt. With these commitments, I've paid my current credit accounts on time and over the minimum each and every month. I'm taking steps to limit the debt quickly and not to incur more. Your help in funding this loan will allow me to reach this goal.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,591.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Iatric Systems, Inc and what do you do there?	Maker of medical software. For more information on the company go to www.iatric.com I'm a developer / computer programmer for them.
It would be very helpful to understand your financial situation a bit more clearly in deciding to fund this loan. Would you be able to provide details on your current monthly budget? Also - how was this debt accrued in the first place and what steps have you taken to prevent further pile-up of debt? Good luck with your loan!	My monthly budget is around $5685; which includes mortgage and credit account payments, groceries, and other expenses (i.e.: utilities). Debt was accrued from home improvement projects, vacations, and unexpected expenses (i.e.: car repairs, etc). Credit accounts are being closed, personal agreements on household expenses, and most importantly looking to get debt paid off quickly with minimal interest incurred. Thanks for your interest in funding my loan. Hope this answers your questions.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1) mortgage = $1476; cars = $610; utilities = $148; heating oil = $150; life/car/ltd insurance = $528; phone/internet = $146; gym = $48; food = ~$460; auto gas = ~$240 2) No, wife works ($30k) As you can see I have a budget and know my exact expenses. I hope this makes you FUND my LOAN because it should make you comfortable. I'm looking for a way to get rid of my debt fast and with the least amount of interest expense to me...

Member Payment Dependent Notes Series 624053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624053	$15,000	$9,325	6.54%	1.00%	December 14, 2010	December 13, 2013	December 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624053. Member loan 624053 was requested on November 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,542 / month
Current employer:	KIPP Infinity Elementary School	Debt-to-income ratio:	5.79%
Length of employment:	< 1 year	Location:	New York,, NY

Home town:
Current & past employers:	KIPP Infinity Elementary School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I am a teacher and have been teaching for many years. My monthly net income is $3,552. I plan to use this loan to make a variety of short and long-term security investments, which are a part of my overall retirement investment plan. I am confident that my job security, current salery, and excellent credit score make me a strong canidate for this loan. I appreciate your assistance.

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$195.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at KIPP Infinity Elementary School and where did you work prior to that?	I teach kindergarten and prior to working at KIPP Infinity Elementary School I taught 1st grade at P.S. 69 in the South Bronx. Prior to working their I was an assistant teacher at the Bank Street School for Children in New York city.
Hi, what will you do with the loan $? Thanks, and good luck with your loan.	I will use the loan to make a variety of short and long term security investments. I will also help my mom remodel her bathroom.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	My monthly expenses average between $1450 and $1680. This includes rent, utilities, college loan payments, travel expenses, food, and entertainment, financial support for parent.
What are your monthly expenses?	My monthly expenses average between $1450 and $1680. This includes rent, utilities, college loan payments, travel expenses, food, and entertainment, financial support for parent.
What specific investments do you plan to use this money for? Please explain what type of return/risk profile these investments have, as well why you need borrowed money to finance them (as opposed to saving for them over time). Thank you.	I plan on investing the loan in between 3 and 5 growth companies who have little to no debt, high cash flow, high growth potential (increasing sales/revenue over last 2-3 years). There is always risk involved in buying and selling securities, however, I extensively research the companies in which I invest. I examine their financials and history. I plan to hold these securities for up to and beyond the 3 year period of the loan depending on whether it makes sense. I am confident that within the 3 years the value of the 15,000 will triple if not increase even more. This loan will enable me further diversify my portfolio with companies I feel have immense growth potential and are currently grossly undervalued based on their past, current, and projected sales and revenue. This loan will enable me to purchase share of great companies at great prices.
So buying securities on credit is a foolish decision, and one that helped cause the great crash of 1929. Why do you feel that it is good in your situation? Also, if you lose everything on these securities, will you still be able to repay this loan?	I know money can be lost just as easily as it can be made when buying and selling securities, which is why I took out a loan I can easily pay. I have no intention of paying off the loan over 3 years whether my loan investments double or lose value. I plan to pay off the loan in no more than two years. I agree that buying securities on credit is foolish, but only if you are dependent upon the returns of the investment to make loan payments, you know very little about investing, are putting money into the market based on a feeling or an idea someone else told you. Thousands of people buy securities each day on credit using margin lending. Countless financial institutions buy and sell securities using other people's money. I'm not a broker or a mutual fund director but I do understand the qualities of a good company and how they effect the valuation of a company. I also have grown my own $10,000 investment by more than $3,000 in less than a month. I'm confident I will more than double the $15, 000 in well under a year, but if I lose it all, the loan will still get paid.
Why would you tell potential investors in your loan that you plan to pay it off in a substantially less amount of time than the term of the loan? Yes, investors want to have their money returned, but investors also want a return on their money. If you plan to pay off the loan that quickly, then the people who have invested in your loan are not going to make much of a return at all.	I agreed to pay a fixed amount of interest. The time period over which I pay off the loan does not impact how much interest I pay or how much interest investors recieve. If I preay my loan off early, the same amount of interest will be paid out early to investors.

Member Payment Dependent Notes Series 624057

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624057	$15,000	$15,000	10.36%	1.00%	December 13, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624057. Member loan 624057 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Bank of America	Debt-to-income ratio:	1.75%
Length of employment:	5 years	Location:	Allen, TX

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,954.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Bank of America?	Im an Assistant Vice President of business operations. I do reporting and production analytics. Basically, that means I am a glorified spreadsheet maker :)
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Currently I owe $8,000 at 0% interest to Bank of America on a promotional offer that expires in February. The payment is around $100 I believe but I've just been paying 2k a month since I got the original loan amount of 20k (so as to have it paid off when the 0% offer expires). I also have a 116k Mortgage at 4.75% & $948 p/mo, however, it has been rented for the last 2 & 1/2 year and I currently receive $1,115 per mo in rent (Not including depreciation & deductions).
Please clarify what debts will be consolidated. You are asking for $15,000 and said you have 8,000. Can you please clarify what you mean when you said "original loan amount of 20k" pertaining to? Does that mean you recieved 20,000 from bank of America and you've paid off 12,000 thus far? IF so, what is the balance of 15,000 - 8000 for??	Yes the original amount of the loan was 20k and I have paid off 12k of it. So 8k will go to BAC, there's a small remaining car loan, and a personal loan. I have never missed a payment or been late.
Glorifird Spreadsheet Developer, My TWO questions: (1) You initially selected 3-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount. Thanks for answers. Lender 505570 USMC-RETIRED	The loan will be paid back in less than a year. I don't know if thats a good or bad thing from your perspective...but its a fact. As far as the loan funding, I have to evaluate all of my options. It is already more than 60% funded now. I am also talking with Wells Fargo and USAA (I'm prior service too BTW)...so it depends. If this is the best deal for me, i'll run with it. Thanks
Where do you live if home is rented? Value of home? Why 15k loan if you only owe 8k?	zip code 75002 (Texas). Home has not had an appraisal recently- bank puts it at a value of 155k, but its not worth that much. I have some other things to pay off besides the 8k...see previous answers please. Thanks!
So....what are you consolidating, exactly? You are asking for $15K, but show only $9K on your credit report. If you are not using all the money for the debt, what else do you plan to use it for? What will the non-promotional APR for your BofA debt be after it expires in Feb? Thanks!	Have some small amounts not on credit report...owe a little money on a car to someone and things like that. Non promotional APR will jump to 13% in Feb.

Member Payment Dependent Notes Series 624103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624103	$25,000	$17,100	14.83%	1.00%	December 14, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624103. Member loan 624103 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,958 / month
Current employer:	Department of Veterans Affairs	Debt-to-income ratio:	15.19%
Length of employment:	10+ years	Location:	Bessemer, AL

Home town:
Current & past employers:	Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > This money will be used to rehab a 3 bedroom 2 baths home.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$52,264.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Good Evening Member_595101, 1. There is no mortgage or HELOC on my home. I own the home free and clear. 2. According to Zillow.com, it is valued at $68,500. Thank you for your consideration.
What do you do for the Department of Veterans Affairs?	I am an IT Specialist.
Could you give some explanation of the 52k in revolving credit balance? Is this related to real estate somehow? Also, how long have you been with DVA?	Yes, the 52K in revolving credit balance is due to my real estate investments. I've been with the DVA for twelve (12) years. Thank you for your consideration.
My questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	1. I am an IT Specialist responsible for providing leadership, managment and oversight for IT procurements VA wide. 2. I plan ot pay off the loan as soon as possible. Realistically in about 2-3 years. 3. Yes, I will accept a partially funded loan. Thank you for your the FYI and your consideration. I am RETIRED Army.

Member Payment Dependent Notes Series 624175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624175	$10,000	$6,525	6.17%	1.00%	December 14, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624175. Member loan 624175 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	FEDERAL-MOGUL	Debt-to-income ratio:	18.84%
Length of employment:	5 years	Location:	grant, MI

Home town:
Current & past employers:	FEDERAL-MOGUL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > deed in my name only, no spouse there is no home equity line of credit, no mortgage payment. i have resided here for1.5 yrs. the home is valued between 40 and 50 thousand. thank you

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,330.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is FEDERAL-MOGUL and what do you do there?	federal mogul is a foundry. we make piston rings for the automobile industry. my job title is wet grinder.
Can you please detail the type of loan, balance, APR, and minimum monthly payment for each of the accounts you will be consolidating?	no

Member Payment Dependent Notes Series 624190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624190	$15,000	$15,000	12.61%	1.00%	December 8, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624190. Member loan 624190 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Rhythm and Hues	Debt-to-income ratio:	12.82%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Rhythm and Hues
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,202.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Rhythm and Hues?	I am a software engineer in the render io department. In short i do bug fixes, feature adds and new development for tools to support one of the tech support departments here
Please list the balances, APRs, and monthly payments on the debt you will consolidate with this loan. thanks!	balance apr monthly payment 4600 ~6% 190 2600 ~11% 170 10000 ~15% 300 This loan will cover the bulk of it and have a single payment. The remainder I will make up through overtime work and partime
1. Your profile indicates that you have been at your current job for 3 years. Where did you work before this? How long have you been working as a software engineer? 2. It looks like you have been paying $660/month on your debts. It looks like If this loan is fully funded, you will have about $2200 in remaining debt. After this is paid off, you will have over $320/month ($660 - $338) less in payments. What do you plan to do with this money? Do you plan on paying off this loan before 5 years? Thanks for answering my questions.	1) before the current job I was in graduate school. I have been working as a software engineer for 2 years now. Previously I was a system administrator at the same company 2) The remaining monthly money will be split as follows: 25% to savings 15% to saving towards immediate expenses (car repair, education expenses, etc) 10% to saving toward rainy day fund 50% to pay extra on debt I also do side jobs, ie network installs and consultant programming projects and use the same break down above to allocate the income 3) my goal is always to try to pay off loan as quickly as possible.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2Are you the sole wage earner? Thanks.	rent 850 car related 250 utils 120 debt related 750 2) I am the sole wage earner
I truly don't understand why you want to pay off a loan at 6% and at 11% with a loan at 12%. Truly.	True it is a higher interest rate but the total monthly expenditure out of pocket is lower.
If your motivation is lower out of pocket expenses, why not just pay the minimum payments on your credit cards?	The accounts that this is to consolidate is lower than the minimum payment amount

Member Payment Dependent Notes Series 624284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624284	$10,000	$10,000	5.42%	1.00%	December 14, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624284. Member loan 624284 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Physical Therapy & Massage of CT	Debt-to-income ratio:	11.30%
Length of employment:	9 years	Location:	bristol, CT

Home town:
Current & past employers:	Physical Therapy & Massage of CT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Loan is being used for Neorstar TMS Therapy. This will aloow my husband to be of free of anxiety and depression. Borrower added on 11/30/10 > for the health and wellness of my husband.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,159.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 624335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624335	$11,475	$11,475	13.72%	1.00%	December 13, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624335. Member loan 624335 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Southam & Associates	Debt-to-income ratio:	3.66%
Length of employment:	10+ years	Location:	Sparks, NV

Home town:
Current & past employers:	Southam & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Debt Consolidation

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,132.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What's your job position at Southam & Associates ?	I am the Vice President at Southam and Associates. I have worked there since I was 10 years old and my dad owned it at the time. So now 28 years later I am usually cordinating the jobs. However I not only cordinate the jobs but order material, bend material, help and give directions on the jobsite. Also lately we have been focusing a ton on Safety. Feel free to check out our website at; www.southamandassociates.com
What are your current lines of credit or credit cards that you will be paying off with this loan and what are their corresponding interest rates?	Credit lines are up to $4,000. Of course they are not maxed out. I have a overdraft that is $5000. The interest rates on cards range from 13.470 to 19.470. I do also have a couple of medical bills as well. I really just want to consolidate 6 things just to have the one low payment. Thanks so much

Member Payment Dependent Notes Series 624364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624364	$4,800	$4,800	6.17%	1.00%	December 10, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624364. Member loan 624364 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,928 / month
Current employer:	n/a	Debt-to-income ratio:	3.79%
Length of employment:	n/a	Location:	Chicago, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I have excellent credit history (Experian Score: 760). I have been using mainly using credit cards thinking that it would help me build my credit history. Since I have credit cards (3.5 Years) I have never been late for any payments ever. Many times I have used 0% balance transfer by my credit card to get some money and was always able pay them back by the end of promotion period, i.e. giving the banks only 3-4% as transaction fee. After approaching bank(s) for personal loan (for 6K) I was told that inspite of having a good credit score and history I dont have any loan history so they suggested me peer-to-peer lending for better interest rates. My monthly savings are twice the amount that I will have to pay as installaments for this loan. Moreover, since I have worked extra hours in last two summers I think I should be able to pay off the loan faster with extra money I make during summer time. I need this money to pay back my friend from whom I borrowed one week back for personal academic use (exam fee/books etc). I am a graduate student with very good teaching and research reviews from my students and advisor. Borrower added on 12/05/10 > I am not sure how to modify my profile and add my employer so I'll put my employer here. Employer: University of Illinois at Chicago

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,678.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, What degree are you pursuing in grad school? When do you expect to get the degree?	Masters in Statistics. Expecting to graduate in Dec 2011.
WHere does your income come from? Since you list no emplower?	I am a Graduate Teaching Assistant at the University. Basically University pays me. In addition to the monthly pay I get 100% tuition waiver so essentially I have no tuition loan.
$6000 seems to be a lot for academic expense. Would you ming explaining the detail of the amount?	It is indeed a lot of money and that is primarily the reason I am looking for a loan. The loan is for CFA and Acturial Exam. Here are the numbers for exam fees and exam prep courses/material. CFA Exam (Level 1: $1175, Level 2 and Level 3: ~$700 each) CFA Exam Prep(Stalla: $1590 each level or Schweser: $1400 Each level) Society of Actuary: Exam P,FM,MFE and C ($200+$200+$200+$375=$975) The total amount I calculated was around $8,500 but I was told by Stalla people that I can get partial scholaship because of my excellent GPA.

Member Payment Dependent Notes Series 624371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624371	$4,800	$4,800	12.98%	1.00%	December 8, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624371. Member loan 624371 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Alabama Dept. of Public Health	Debt-to-income ratio:	10.76%
Length of employment:	2 years	Location:	Dothan, AL

Home town:
Current & past employers:	Alabama Dept. of Public Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	33	Months Since Last Delinquency:	15
Revolving Credit Balance:	$10,256.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (7) What is the total balance on your mortgage and any HELOC you owe on your home? (8) What is the current market value of your home? (Use zillow.com if unsure).	No problem: 1) I have a personal loan through a credit union that I would like to pay off--my balance is about $3000, with 7% interest. I opened this credit union loan in Nov. 2009 for the purpose of paying off 3 store credit cards, which I did and promptly closed. My monthly payment comes directly out of my paycheck each month, so I would like to get back to having a full paycheck coming in each month. I plan to use the balance of the amount I receive from my Lending Club loan to help pay down my Chase Visa (balance is just under $5000, at 21% interest). 2) I have been employed in my current position for two years and three months. I am a Master's level social worker with the state health department, working as an Area Social Work Manager. I have been a social worker since 1995, working continually except for a few months I took off to have my two children. The state has had a "merit raise freeze" in effect since Jan. 2009, so I essentially haven't had a raise for nearly two years. 3) I will look into verifying my income with Lending Club. 4) I would like to pay off this loan in less than three years--ideally closer to two years. I HATE having loans "hanging over my head", but I am a social worker, in a recession, with two little girls, and a husband who has been in real estate locally since 1998. The past two years have been financially stressful for us, but we are very optimistic about our financial future--we know we'll get back to where we were before, we just don't know how soon. 5) The minimum amount I would like to have is $3500. 6) My current credit cards are as follows: **Chase Visa--balance is $5000--int. rate is 21% **Chevron/Texaco--balance is $700--my husband & I have this account together and try to pay at least $300/month. I drive about 300 miles/week with work just to get to my base office (no reimbursement for this part of my work travel). **WalMart store card--balance is about $500--not sure about the interest rate--I just opened this recently so that I could buy Christmas presents for my girls. I plan to pay it off as quickly as possible. 7) My husband of ten years and I have our mortgage together, and I believe we owe about $200k on it. I do not know what "HELOC" is (sorry!). We built our home in 2007, and it was most recently appraised at $320k. Thanks for your interest--please let me know if you have any more questions. Leigh Ann
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	I'm making myself more accountable for my purchases and also having my husband keep my Visa card. If I can get my debt paid off, I can live more "within my means" and on my salary. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks--I addressed these two questions in my first lender question, so please see that response. Thank you!
Is your husband working? If so, how much does he make per month? Also, what was the deliquency 15 months ago? Thanks in advance for the answers.	My husband has been working in real estate locally with the same company for almost 13 years now. The recession has really affected his sales/income over the past 18 months or so, but the local market is picking up, thankfully. He actually had 3 closings last month, and has 3 scheduled for this month--they're on nice, big houses, so the commission should be pretty good. I'm not sure what the delinquency was 15 months ago, honestly--between both our car payments, a house payment, and a Visa card (our only credit card, besides the Chevron/Texaco and WalMart cards), it's likely that we were late a time or two. Thanks for your interest.

Member Payment Dependent Notes Series 624376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624376	$3,850	$3,850	9.62%	1.00%	December 13, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624376. Member loan 624376 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Ernst and Young	Debt-to-income ratio:	7.76%
Length of employment:	2 years	Location:	CLEVELAND, OH

Home town:
Current & past employers:	Ernst and Young
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I will be using this loans as a means to consolidate my debt. I consider myself a good borrower because of the amount of research I now do to establish a monthly budget. My monthly budget is about $1,800 which leave a significant amount of money left over to contribute to savings and work towards paying this loan down ahead of schedule. My current job (auditor with Ernst and Young) is a very stable position.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,345.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 624384

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624384	$10,000	$10,000	13.35%	1.00%	December 13, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624384. Member loan 624384 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,597 / month
Current employer:	CH Newton Builders, Inc	Debt-to-income ratio:	1.89%
Length of employment:	4 years	Location:	Belmont, MA

Home town:
Current & past employers:	CH Newton Builders, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > We currently have $2300 in our wedding fund, after paying multiple vendor deposits, and are depositing between $660 and $750 per month exclusively for wedding use. We expect to receive approximately $6,000 from parents to go toward the wedding, but we would not receive that amount until right before the wedding, which is in August. This loan is more for security than an inability to fund the wedding ourselves. Borrower added on 12/09/10 > The monthly income shown above is only mine. My fiance has been employed as a data analyst at a financial software company for the past 3+ years. Our combined annual gross income is approximately $96k. Because we are aggressively saving for our wedding and expect to receive contributions from parents, we anticipate paying off this loan earlier than the 60 months terms.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$158.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I am interested in funding your loan, but have a couple of question: 1) What is CH Newton Builders, Inc.? And please give a brief description on what you do there. 2) What is your current monthly expenses?(i.e. rent, ultilities, cable, internet, credit card bills, etc.) 3) You anticipate paying off this loan before the 60 months term, How long do you anticipate holding this loan before making final payment? 4) If for some unfortunate situation than you, your fiance, or both loss your jobs, what is your backup plan on paying the loan?	Thanks for your interest in funding my loan. To answer your questions: 1) CH Newton Builders, Inc. is a Cape Cod-based construction company specializing in high-end custom homes and historical renovations. I am the Office & Billing Manager; I manage the monthly billing for all of our projects as well as the operations of the Accounting & Finance Department. 2) Our current monthly expenses are approx. $4,185.00. This includes our rent, utilities, cable, internet, cell phones, student loans, child care, gas, public transportation costs, car/renters insurance, credit card bills, household groceries, pet expenses, non-wedding savings, etc. 3) We expect to hold this loan for 3-4 years. 4) My fiance and I are both very confident in our job security, but if for some reason we were to lose our jobs, obviously unemployment benefits would comprise part of our backup plan. We also have a joint savings account, as well individual savings accounts that we contribute to regularly. If necessary, we both have retirement funds, and stock portfolios. And lastly, we receive child support payments that I did not include in our income. Also, my fiance's family owns businesses that would be a viable option for job replacement for one or both of us. I hope this satisfactorily answers your questions. Thanks again.

Member Payment Dependent Notes Series 624488

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624488	$9,000	$9,000	9.62%	1.00%	December 10, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624488. Member loan 624488 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Bellaire Local Schools	Debt-to-income ratio:	5.63%
Length of employment:	3 years	Location:	Shadyside, OH

Home town:
Current & past employers:	Bellaire Local Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > I am a middle school principal and I'm buying a 2001 Excursion. I don't like the rates and terms being offered by banks so I'm trying lending club. I'm a very reliable borrower and I've never missed a payment on anything. My job is very stable and I'm under a multi-year contract.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,401.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate to service (keep active) loan before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I would anticipate having this loan paid off in 3 to 4 years due to the fact that I usually pay a little extra with every payment.

Member Payment Dependent Notes Series 624576

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624576	$5,000	$5,000	9.62%	1.00%	December 10, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624576. Member loan 624576 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Boizao Brazilian steak-house	Debt-to-income ratio:	24.05%
Length of employment:	2 years	Location:	tampa, FL

Home town:
Current & past employers:	Boizao Brazilian steak-house
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,606.00	Public Records On File:	1
Revolving Line Utilization:	29.40%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 624806

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624806	$12,000	$12,000	12.61%	1.00%	December 10, 2010	December 14, 2015	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624806. Member loan 624806 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$17,500 / month
Current employer:	Columbia University	Debt-to-income ratio:	12.15%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Having just finished a medical residency and making a reasonable salary now, I'm hoping to reduce some of my "bad debt" that has accumulated over the years of low pay at the hospital in residency and high cost of living in NYC.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,297.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please help me understand this loan request. You make $20,000/month, show $3000 in revolving credit balance, and want to borrow $12,000. Is that income correct? What will the additional $9000 ($12,000 request less $3000 balance) be used for? Thanks!	Thanks for the question. The other credit card febt is a card that has been closed b/c I wouldn't agree to a steep increase in apr to keep it open. That has a balance of about 8500 that i'd like to get rid of plus I have some debt with family members that amounts to app. 3000 that i'd like to pay off. Let me know if you have any other questions.
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches.a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	Thanks for the questions and the information about the process. I am a physician who recently graduated from residency and am primarily involved in clinical work at a major academic medical center with some teaching/supervising as well. As far as how long I will keep the loan, I'm not totally sure but I would guess 3yrs to the full term depending on how my job goes. I would be interested in a partially funded loan, I'll have to go back over the numbers again but even 60% would probably be a good financial move for me anyway.

Member Payment Dependent Notes Series 624814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624814	$5,000	$5,000	12.23%	1.00%	December 10, 2010	December 14, 2013	December 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624814. Member loan 624814 was requested on November 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	LCN Ventures, llc	Debt-to-income ratio:	8.56%
Length of employment:	< 1 year	Location:	Fresno, CA

Home town:
Current & past employers:	LCN Ventures, llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > $5,000 is to cover construction overages that weren't expected when buildout began. Borrower added on 12/01/10 > While the overages could and will be covered by working capital keeping working capital at it's original budget is the reason for the loan

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	63
Revolving Credit Balance:	$7,841.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to LCN Ventures, llc?	Verizon Wireless was my previous employer
1. Can you please tell us what is the nature of your business? 2. Why do you expect to be successful at your business?	My business is a fast food resturant, 2nd fast growing in 2009
can you please describe the nature of your business	My business is a fast food resturant, 2nd fast growing in 2009

Member Payment Dependent Notes Series 624834

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624834	$4,500	$4,500	6.54%	1.00%	December 10, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624834. Member loan 624834 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	V.A. Hospital	Debt-to-income ratio:	6.21%
Length of employment:	10+ years	Location:	Prescott, AZ

Home town:
Current & past employers:	V.A. Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Need the money as soon as possible to help my daughter to get paid to qualify for a fast track opportunity with ENAGIC. She will need my money by the 13th at the latest. If the loan could be funded as quick as possible, it would be GREATLY appreciated. Thank you so much.

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	74
Revolving Credit Balance:	$652.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ENAGIC?	A thirty six year old Japanese Debt free company who ownes Kangen water trademark. They make Medical Grade water Ionizers. They are used in 200 plus Japanese hospitals for patient treatment & hospital & equipment sterilization & sanatizing. You can watch a Demo online. kangendemo.com Contact me if you are interested:))
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) Please explain your delinquency 74 months ago. (2) What do you do for work and what is your work history? (3) What is ENAGIC? (4) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years?	74 months ago was a late payment lost in the mail. I am an RN at the V.A. Hospital in Northern AZ. I have worked for the V.A. for 16 years. ENAGIC is a water filtration company and I was looking to purchasing a machine for my family. 1.5 years.

Member Payment Dependent Notes Series 624955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
624955	$7,750	$7,750	9.62%	1.00%	December 10, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 624955. Member loan 624955 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,480 / month
Current employer:	Safe N Sound Transportation	Debt-to-income ratio:	22.62%
Length of employment:	6 years	Location:	Chestnut Hill, MA

Home town:
Current & past employers:	Safe N Sound Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,345.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Safe N Sound Transportation?	Thank you for the question. I am the manager and also a driver.
1. Can you please tell us what is the nature of your business? 2. Why do you expect to be successful at your business? 3. For what do you intend to use the loan? Thank you.	Thank you for the questions. 1). My company is a private school bus that transports daycare and school age children. 2). Although I have solid contracts, my plan is to eventually open my own daycare facility in which my transportation service will be exclusive to it, and will still maintain the current contracts in place. I have already obtained the necessary degree and certifications the start the daycare, but is holding out a while longer for the commercial real estate prices to drop to a more reasonably cost. 3). I plan to use the loan for complete overhaul of repairs and maintenance on the vehicles.
1. Can you please tell us what is the nature of your business? 2. Why do you expect to be successful at your business? 3. For what do you intend to use the loan?	Thank you for the questions. 1). My company is a private school bus that transports daycare and school age children. 2). Although I have solid contracts, my plan is to eventually open my own daycare facility in which my transportation service will be exclusive to it, and will still maintain the current contracts in place. I have already obtained the necessary degree and certifications to start the daycare, but is holding out a while longer for the commercial real estate prices to drop to a more reasonably cost. 3). I plan to use the loan for complete overhaul of repairs and maintenance on the vehicles.
What type of business are you planning on starting? Is this loan for consolidating and paying off existing debt, or will it be additional debt?	Thank you for the questions. 1). The business is already established and is a private school bus service that transports daycare and school age children. I do however plan to eventually open my own daycare facility in which my transportation service will be exclusive to it. I do have necessary degree and certifications to start the daycare, but is holding out a while longer for the commercial real estate prices to drop to a more reasonable cost. 2). I plan to use the loan for complete overhaul of repairs and maintenance on the vehicles for the approaching winter months.
Can you please tell us the purpose of this loan? What is the nature of the business for which you are going to use the loan? What makes you think the business will be profitable?	Thank you for the questions. 1). I plan to use the loan for complete overhaul of repairs and maintenance on the vehicles as well as prepare them for the approaching winter months. In addition one vehicles need transmission work, and its only a matter of time that others will follow. Any funds remaining after repairs will serve as a cushion for the business. 2). The business is a private school bus service that transports daycare and school age children (including after school and summer camp). It has been in operation for six years, and has been doing well. I expect that it can only get better as I do plan to eventually open a daycare facility in which my transportation service will provide exclusive service while still maintaining its existing contracts. Although I do have the necessary degree and certification to start the daycare, I have placed the plans on hold waiting for the commercial real estate cost to drop, and anticipate that to be in 2011.

Member Payment Dependent Notes Series 625115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625115	$9,750	$9,750	9.25%	1.00%	December 10, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625115. Member loan 625115 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Trader Joes	Debt-to-income ratio:	19.00%
Length of employment:	5 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Trader Joes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > This Loan is to re-finance my harley davidson. I am just going to pay off my existing loan which is through wells fargo. My payment is consistent and linked up on automatic withdrawal each month! My Job is secure and even have additional income each month.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,573.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate/term of the loan, also what division of wells fargo is it through?	Type your answer here. What do you mean "what division" of wells fargo? the current interest rate is like 10.5
Hi, Two questions: 1) Why are you refinancing the loan, is it for a better rate? 2) What is the interest rate that you're paying for the loan through Wells Fargo?	Type your answer here. My interest rate with wells fargo is 10.5 something. My monthly payment is just kind of high......
How much is your rent per month and other monthly obligations.	Type your answer here. My monthly obligations total are about $1300, I just wanted to get a loan with a better rate. It won't take me the entire term to pay it off. I plan on having it payed off in two years or less......
My three questions: (1) Your position (brief job description) with current employer? (2) You initially selected 5-years length for repayment term. How long do you realistically expect to service (keep active status) loan before it is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 450 loans listed. Not every loan will be 100 pct funded, especially $15K to $25K size. Loans 60 pct, or more, funded when 14-days listing expires are automatically eligible for issue. If your loan ends 60 pct, or more funded, when time expires will you accept partially funded loan? (Funding pace quickens as loan approaches expiration. Also after 6-months payments, borrowers automatically are eligible to relist loan for remaining $ or list new loan and $ amount. Best wishes your loan quickly funds 100 pct. Lender 505570 USMC-RETIRED.	Type your answer here. I'm planning on having the loan payed off in two years. No I do not want the loan if it is only partially funded. I handle all different areas of customer service at my job, and ordering too.

Member Payment Dependent Notes Series 625145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625145	$6,100	$6,100	9.62%	1.00%	December 9, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625145. Member loan 625145 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	North Carolina State Employees Credit Union	Debt-to-income ratio:	22.44%
Length of employment:	3 years	Location:	FUQUAY VARINA, NC

Home town:
Current & past employers:	North Carolina State Employees Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I plan to use the funds to pay off an existing loan with Discover Personal Loans which is at a much higher interest rate. I have an excellent credit score and was trying to lower both my interest rate, as well as, my payment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,565.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, interested funding your loan but had a few questions: What do you do for work, what loan amounts and APR's will you be using the loan against? Can you tell us what the original Personal Loan was used for? Thanks!	I work as a financial service officer. The original loan was used to consolidate credit cards and it has an interest rate of 20%. The current loan amount is 6,100.00 as of my last statement.

Member Payment Dependent Notes Series 625156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625156	$5,850	$5,850	15.20%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625156. Member loan 625156 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,958 / month
Current employer:	Great Reunions	Debt-to-income ratio:	2.86%
Length of employment:	10+ years	Location:	Garden Grove, CA

Home town:
Current & past employers:	Great Reunions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I am very reliable & honest. I have been employed at the same company for nearly 13 years. I am requesting this loan for an automobile.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	71
Revolving Credit Balance:	$858.00	Public Records On File:	2
Revolving Line Utilization:	85.80%	Months Since Last Record:	33
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 625236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625236	$12,000	$12,000	5.42%	1.00%	December 14, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625236. Member loan 625236 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	KEYWELL CORPORATION LLC	Debt-to-income ratio:	14.13%
Length of employment:	10+ years	Location:	KENNEDY, NY

Home town:
Current & past employers:	KEYWELL CORPORATION LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > PAY OFF SOME HIGHER INTEREST LOANS TO GET OUT OF DEBT QUICKLY.I PAY MY BILLS ON TIME.BUDGET ABOUT 1000 DOLLARS SECURE JOB WORKED 26 YRS NEVER LAID OFF JUST SINGED A NEW CONTRACT TILL 5/9/2015

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,563.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, please tell me about what Keywell sells and your capacity within the corp. Thank you.	Type your answer here.WEW PROCESS AND SELL HYTEMPERATURE AND TITAINIUM ALLOYS FOR MELTERS IN THE AIROSPACE INDUSTRY.WE HAVE OVER 500MILLION DOLLARS IN ANUAL SALES. I AM I METAL IDENTIFICATION SPECIALIST AND A LEAD MAN IN THE TITANIUM DEPARTMENT.
What are your monthly expenses?	Type your answer here.950 DOLLARS
What types of credit cards are you paying off and what are the interest rates?	Type your answer here.JUST TWO CARDS A MASTER CARD . WITH A 55OO DALLAR BALANCE AT 23% AND A BALANCEOF 3900 DOLLARS AT 0%.gOT INTO TROUBLE HELPING A FAMILY MEMBER WHO DEFAULTED ON ME SO I JUST WANT TO CLEAN THIS UP AND GET BACK TO ZERO DEPT AS SOON AS POSSIBLE

Member Payment Dependent Notes Series 625244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625244	$7,200	$7,200	9.99%	1.00%	December 14, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625244. Member loan 625244 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Ultra Dairy-Fraser/Morningstar Foods	Debt-to-income ratio:	24.14%
Length of employment:	< 1 year	Location:	Walton, NY

Home town:
Current & past employers:	Ultra Dairy-Fraser/Morningstar Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > This loan will be used to pay expenses related to my wedding. I am a good candidate for this loan because I have shown I can pay down debt that I get, both traditional and even with LendingClub. I have a solid positive credit history, including 3 car and personal loans paid off, all loans associated with my associates degree paid off, and I have not missed a payment on my current LendingClub loan. Thank you for considering me when you are looking to invest your hard earned money.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,817.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 625314

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625314	$10,000	$10,000	13.35%	1.00%	December 13, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625314. Member loan 625314 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Cognetti's Plumbing Heating / A/C	Debt-to-income ratio:	23.12%
Length of employment:	10+ years	Location:	Williamsburg, VA

Home town:
Current & past employers:	Cognetti's Plumbing Heating / A/C
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Hi there, My position is a service worker in plumbing/heating/a/c. I have been doing this for 10 years. consolidate bills. I expect to pay the loan off early, by the third year is my goal, hopefully sooner. Yes, I would accept a partially funded loan, Thanks for your consideration

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,232.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 5-years for loan length repayment terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Every borrower hopes that their loan is 100 pct funded. Reality: Not enough individual small lenders $ available to 100 pct fund every loan. Loans that were funded in excess of 60 pct when their 14-days listing time expired are automatically eligible to be issued. If your loan is 60 pct or more funded, will you accept a partially funded loan? (FYI: After 6-months payments made on time, you are automatically eligible to relist loan for the unfunded $ amount or different loan purpose/$ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	My position is office manager. My goal is to pay off the loan in 3 years. Yes, I would accept a partially funded loan. Thanks for your consideration.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Home Depot 2100.00 150.00 this will be paid off 14.24% HSBC 1006.00 200.00 this will be paid off 11.99% Citibank 7000.00 227.00 this will be paid off 8.99% state farm 300.00 100.00
Hello. Why do you consoldiate 3 lower APR loans with this one loan with higher APR?	I need just one bill, instead of three, this way I can make just one bigger payment and also, I want to pay it off in 3 years.

Member Payment Dependent Notes Series 625318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625318	$3,000	$3,000	16.32%	1.00%	December 8, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625318. Member loan 625318 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Rhodes Auto	Debt-to-income ratio:	13.14%
Length of employment:	7 years	Location:	Grand Ridge, IL

Home town:
Current & past employers:	Rhodes Auto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > I am looking to purchase a smaller more fuel efficient car for my wife to drive to her internship. We have found a car that will not only be more fuel efficient for her, but also have the flexibility of being large enough to use as a 2nd family car as well. I have been at my current job for 7 years and plan to be there until retirement. Thank you for considering us!

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	28	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,363.00	Public Records On File:	1
Revolving Line Utilization:	74.70%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 625471

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625471	$6,000	$6,000	6.54%	1.00%	December 13, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625471. Member loan 625471 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,517 / month
Current employer:	City Of Milwaukee	Debt-to-income ratio:	7.43%
Length of employment:	10+ years	Location:	Milwaukee, WI

Home town:
Current & past employers:	City Of Milwaukee
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,542.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Please describe what the loan is going to be used for, Thanks!	mostly to buy a car.

Member Payment Dependent Notes Series 625498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625498	$5,000	$5,000	8.88%	1.00%	December 8, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625498. Member loan 625498 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	grand central cafe	Debt-to-income ratio:	1.23%
Length of employment:	8 years	Location:	san diego, CA

Home town:
Current & past employers:	grand central cafe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > This loan is for purchasing an electric car (Gem E4) for my wife for Christmas. I'm an excellent borrower because I have very little monthly debt. I share a mortgage with my wife and I have 1 credit card with a balance of 1700.00. I also have an additional job with DSG Investments. I've worked for Grand Central Cafe for 7 years and DSG Investments for 5 years, so I've been fortunate to have 2 steady jobs for at least 5 years.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,815.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Is your total gross income from the two jobs $3,000/month? Wishing you the best.	Yes.
I am investing in your loan. Just wanted to say good luck with the car purchase, and remind you we're all real people, loaning our hard earned cash. You sound like a solid, hard working guy, so I am not worried! Thanks, and have a great Christmas!	Thanks. I'm so glad to have found Lending Club. It's a great way to not deal with the banks. Have a great holiday season.

Member Payment Dependent Notes Series 625500

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625500	$10,000	$10,000	17.43%	1.00%	December 8, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625500. Member loan 625500 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	ASIG JFK	Debt-to-income ratio:	10.96%
Length of employment:	5 years	Location:	corona, NY

Home town:
Current & past employers:	ASIG JFK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > HOME IMPROVEMENT

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,332.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your plans for your revolving credit balance? Any other household income not listed above?	home improvment, retal income 1000 month
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	373000 balance, 480000 value
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	373000 balance value 480000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	373000 balance of the mortgage, 480000
Could you tell me what your job description is with your employer and could you further describe the home improvements? Why have you have chosen to use lendingclub instead of traditional HELOC? What is the total cost of your home improvements and will this loan cover those costs entirely?	i drive tractor tailer transport air cargo from and to the airport. yes it does cover all work.

Member Payment Dependent Notes Series 625518

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625518	$8,000	$8,000	14.46%	1.00%	December 8, 2010	December 15, 2015	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625518. Member loan 625518 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Metro Community Provider Network	Debt-to-income ratio:	15.16%
Length of employment:	2 years	Location:	Denver, CO

Home town:
Current & past employers:	Metro Community Provider Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > We are looking for funding to pay off a high interest card that we had to take out through a plumbing company after the entire water line from our home to the road had to be dug up and replaced. Within a month after that, our septic tank had to be repaired. I have a very steady job in health care and always pay my bills. My credit score is not perfect due to the amount of debt I have in student loans and credit card debt from medical bills for my husband from 2008, but we make all our payments and have no delinquent accounts, and we never have. I have never filed for bankruptcy, and have no collections or past due payments on my credit. I can assure anyone who funds my loan, it will be used to help reduce this high interest debt and I will pay off the debt in full. Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,666.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) the household is carrying? Any other household income not listed above? Are your husbands medical bills done?	Our monthly debt is $780, not including our mortgage, which is $1066. My husband's medical bills are done, we are just still paying off credit card debt accrued during that period. We do have a total household income of $105,000, I only listed my income as that was what was specified.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We have one mortgage on the home with a balance of $126,100. Current value is approximately $145,000.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I finished my physician assistant master's program in 2005. I worked for one practice for three years, and then moved to my current position in February 2009. I have worked as a family practice provider since graduation. I work for a very well established, community clinic network with 8 locations in the Denver metropolitan area.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our current mortgage is $126,100. we don't have any other line of credit. the approximate value is $145,000.
Can you list the debts (amounts) you are carrying? I would like to fund your loan but want to get a clear understanding of your financial position.	Our mortgage is $1050 including taxes and insurance. I have $300/month student loan payment and around $500/month minimum payment on the credit card debt we are carrying.
Would you say your total credit card debt is around $17K?	yes, I think the total is right at $17, 500

Member Payment Dependent Notes Series 625541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625541	$3,000	$3,000	10.36%	1.00%	December 8, 2010	December 15, 2013	December 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625541. Member loan 625541 was requested on December 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Massachusetts Department of Correction	Debt-to-income ratio:	12.78%
Length of employment:	2 years	Location:	NASHUA, NH

Home town:
Current & past employers:	Massachusetts Department of Correction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > I have recently fallen behind on a couple of bills, I plan to use this loan to pay off a credit card bill, and a few others. I have a steady state job, with just about no possibility of lay-offs. I will have no problem paying off this loan, and plan to do so in 12-16 months. I applied for 36 months just to be safe. Thank you for your time in looking at this loan.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	54
Revolving Credit Balance:	$188.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how did you fall behind on bills?	It was a combination of bad timing, and poor budgeting (which is totally uncharacteristic and I take the blame for). I recently have had a series of medical exams done which stacked a pile of bills up. I had to pay these bills off before they went into any sort of collections. That combined with high interest rates on cards (around 18%), have left me working nearly pay check to pay check. With this loan I will be able to be in front of my bills and avoid all of the fees associated in falling behind.

Member Payment Dependent Notes Series 625681

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625681	$7,500	$7,500	12.61%	1.00%	December 8, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625681. Member loan 625681 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,958 / month
Current employer:	Swiss Re Americas Holding Company	Debt-to-income ratio:	18.73%
Length of employment:	3 years	Location:	Hoboken, NJ

Home town:
Current & past employers:	Swiss Re Americas Holding Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > Funds will be used to consolidate CC debt into one payment. To serve as a an advance on tax return and 2010 incentive bonus

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	48
Revolving Credit Balance:	$4,608.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Swiss Re Americas Holding Company?	I am a Sr. Business Analyst for the Technical Accounting department. My role includes financial analysis and operational excellence as well as project management work. My responsibilities for the following year and forward will be surrounding e-administration and the implementation of the framework we have set up here. This includes customizing client offerings and assisting in the business management function of e-administration.
Do you plan to keep this loan the full 60 months? Thanks for your answer.	That is the plan as of today.

Member Payment Dependent Notes Series 625711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625711	$3,825	$3,825	12.98%	1.00%	December 9, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625711. Member loan 625711 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,570 / month
Current employer:	BJ's Money Source	Debt-to-income ratio:	9.05%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	BJ's Money Source
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > This is a car loan refinaceing.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,503.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.77,250 balance on mortagae , current market value 88,950
Greetings - What is the rate on your current car loan? What is the year of the car? Art	Type your answer here. 11.49 rate 2005
Hi, a few questions to help lenders decide about your loan. How much equity do you have in your home? What is BJ's Money Source, and what do you do there? What can you tell us about the loan you want to pay off? Thanks, and good luck with your loan.	Type your answer here.i am a tax specialist, i am the owner of this business. i am refinacing my car.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.74784.00 balance, FMV on my home 88900.
Why would you refinance here at a higher rate (12.98%)?	Type your answer here. lower car payment was my goal also!

Member Payment Dependent Notes Series 625841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625841	$24,000	$24,000	16.69%	1.00%	December 14, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625841. Member loan 625841 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Nationstar Mortgage LLC	Debt-to-income ratio:	15.56%
Length of employment:	2 years	Location:	Frisco, TX

Home town:
Current & past employers:	Nationstar Mortgage LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > Loan is for consolidating Debt and paying for a wedding Borrower added on 12/02/10 > Withthese funds I Plan to consolidate some debt that I have perfect pay history with on all accounts. I am never late with any payemnts and always pay on time. I have been working inmy current position for 12 years and have only changed companies once in that time frame. Borrower added on 12/02/10 > The Consolidation Will Free up $300 additional a month which will be used to pay off this loan in less time. Borrower added on 12/06/10 > Here is a list of creditors I Plan to consolidate and associated Rates Bank Of America $3,607.49 19% Chase $2,256.33 15% Wells Fargo $3,551.45 19% Wells Fargo $5,005.34 19% USAA credit $4,959.73 12% Borrower added on 12/06/10 > Please review My Credit History. NO DEROGATORY CREDIT and consistant payments on all obligations. This loan will be paid every month on time and will be a good investment for anyone. I know how important good credit is as my job is analyzing Credit worthiness and ability to pay for a Mortgage company. Borrower added on 12/09/10 > Hello, I wanated to Thank everyone who has taken part in funding my loan thus far. If fully Funded this loan is going to make such a HUGE diffence in the life of myself and my furure spouse. Not only will this save us thousands of dollars in the long run with reduced interest but will also get us completly out of Debt by the time the loan is paid in full. There is a huge difference in getting the entire funding and not.If the Loan is Funded Complete I will be able to Consolidate All of my revolving accounts. This will actually free up more money than I first thought. It will save about $450 dollars a month. Which will then be placed back toward the loan for a faster return to my Investors. Please feel free to ask me any questions so that I can assist you in making your decision to invest in me. Borrower added on 12/13/10 > Good Afternoon Potential investors. I am Just a few days away from the funding Process being over. I wanted to make everyone aware I am very thankful for your assistance in helping me get out of debt and assisting in the remainder Items of my Wedding. If you are on the fence please feel free to ask me any questions so I can address any concerns you have. I realize the loan amount is a lot but this truley will improve my situation and give me the ability to Improve My families lives. I have no doubt that this loan will be paid on time every month and Investors will not regrete Invesiting in me. Thanks again and Please send those questions.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,545.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance is 126000. The value is abour 147000 based on recent comparable sales. I would do an equity loan. But in TX. You can not take equity out of your home unless you are under 80% loan to value.
Can you tell us how much will be going to debt consolidation and how much to wedding expenses? Does your fiance work and if so what is her income if not listed above?	I will be using the majority of the funds for consolidation. Only about $5000 Is needed for the wedding. My fiance is employed and makes about $50000 a yr. In addition to my income. Also she has very little additional expenses. The consolidation if for debt acquired by me prior. We have not added any othe debt due to the wedding.
Could you please list the balances and interest rates of the debts you want to consolidate?	6 accounts very in Balance adding to about 17k. Rates very.but most are high...will save 300 plus a month most are revolving the loan is fixed. That is always better.

Member Payment Dependent Notes Series 625868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625868	$10,200	$10,200	13.72%	1.00%	December 14, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625868. Member loan 625868 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Aetna	Debt-to-income ratio:	19.91%
Length of employment:	8 years	Location:	Ellington, CT

Home town:
Current & past employers:	Aetna
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I have a very good job with a six figure income and need to consolidate some debt. thank you

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,441.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi. I just had a certfied appraisal done and I can send it to you. the value was 350,000. The latest comparable sales are 362 and 380. I owe 307 and am current with no late payments. No HELOCS or 2nd mtgs.. thanks
Would you mind disclosing the details of the 37k in Revolving Credit Balance? Also, would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	the revolving balance was incurred while supporting two households during a lengthy dissolution. As part of that divorce, a large chunk of that is being paid off with joint assets. I have worked for a Fortune 100 company for 8 years and have been in this field for 15. My role is partly technical and partly management with an Engineering focus.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I have been with my current company 8 years and I have a mgmt and technical role with an Engineering focus. My plan is to pay off all debt in a 3 year window. I would accept a partially funded loan yes. Thanks for all the info!
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	monthly net income - 4800 yearly gross income 102k expenses: mortgage 1700 car 400 ins 100 cab/int 110 groceries 250 elec/wat- 125 debts amex credit card 25k 21% boa credit card 12k 24% thanks

Member Payment Dependent Notes Series 625955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625955	$14,550	$14,550	21.14%	1.00%	December 13, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625955. Member loan 625955 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Caterpillar Inc	Debt-to-income ratio:	20.72%
Length of employment:	6 years	Location:	Metamora, IL

Home town:
Current & past employers:	Caterpillar Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > My plan for these funds are to pay off all my unsecured loans, credit cards and some flexilbility for a few home improvements. By moving my debt into this simple interest loan I position myself to pay off this loan much quicker. I believe that with my current income and stable job with a large Corporation, excellent recent payment history with all my current creditors makes me a great candidate as a borrower with the Lending Club...

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	42
Revolving Credit Balance:	$2,887.00	Public Records On File:	1
Revolving Line Utilization:	60.10%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you declare bankruptcy a littler over 8 years ago?	Thanks for your inquiry..Yes, I declared Bankruptcy in 2002 and it was discharged Feb. of 2003
Can you please explain your public record and delinquencies?	My Bankruptcy in 2002 was a result of poor investment in a house in which a loss money and needed to move. Consequently from that time on I've struggled to make ends meet. By 2007 my credit cards became to much to handle and made a horrible decision to pay them off by a debt settlement...I regret these decisions, however, currently I can say my income is beginning to get stronger and my financial postition is improving.. I strongly believe this loan will be a great start into consolidating all my debt and leaving me with only one payment and (2) credit cards with 0 balances
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your interest in my loan request.. My home currently appraises for somewhere around $220,000 - $230,000. Currently, my home is an FHA loan with Wells Fargo. The balance is a approximately $211,700
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	1)As a Product designer, I'm responsible for concepting, designing and delivering common look and feel to numerous Caterpillar products. My design impacts many aspects of overall machine design such as quality, functionality, serviceability, manufactureabilty, cost and aesthetic value. The position requires my ablity to communicate ideas clearly and consisely to my customers through concept sketching, 3D electrionic model developement and verbal communication to lead my customer toward a prime path design 2)My goal is to pay this loan in full in less than 3 1/2 years as I'll be using a large portion of my bonus early next year to make a substantial payment 3) yes, I believe I'll except the loan if it 60 pct funded

Member Payment Dependent Notes Series 625995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625995	$5,000	$5,000	14.83%	1.00%	December 9, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 625995. Member loan 625995 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Enterprise Business Solutions, Inc	Debt-to-income ratio:	11.42%
Length of employment:	5 years	Location:	Ashburn, VA

Home town:
Current & past employers:	Enterprise Business Solutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$4,800.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626093	$1,800	$1,800	12.61%	1.00%	December 10, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626093. Member loan 626093 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	The timbers	Debt-to-income ratio:	6.30%
Length of employment:	< 1 year	Location:	LYMAN, SC

Home town:
Current & past employers:	The timbers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,903.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	81,000 looked on zillow.com but no up to date info about my house

Member Payment Dependent Notes Series 626145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626145	$10,000	$10,000	10.36%	1.00%	December 14, 2010	December 16, 2015	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626145. Member loan 626145 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Las Vegas Metropolitan Police	Debt-to-income ratio:	17.66%
Length of employment:	8 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Las Vegas Metropolitan Police
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/02/10 > Have a 2009 motorcycle on Yamaha credit card and interest rate going to 19percent in January. Want to payoff Yamaha credit card then sell motorcycle and use proceeds to pay off my last two high interest credit cards. Borrower added on 12/12/10 > I very much appreciate all the investors. I assure you I will make my payments on time and loan will be paided back. Hope my funding attains at least $8,000. Have buyer for motorcycle.

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,370.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (Brief job description) with current employer?, i.e., Patrol? Support? Admin? (2) You initially selected 5-years for loan repayment length terms. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Daily there are 350 borrower loans listed. Borrowers hope their loan is 100 pct funded. Reality: Not enough participating small lenders $ available to 100 pct fund every loan. Loans exceeding 60 pct funded when 14-days listing time expired are automatically eligible to be issued. If your loan exceeds 60 pct, or more funded, will you accept partially funded loan? (FYI: Funding pace $ quickens as loan's date/time expiration approaches a-n-d After 6-months on time payments, you are automatically eligible to relist loan for the unfunded $ amount or new loan purpose and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	1. Job description is Patrol Services Representative, a cross between Patrol support and CSI. 2. Anticipate paying off between 3-4yrs. 3. Yes I will accept the 60 percent or more percent funded loan. But hope it will be at least 70 percent.
Value of home and amount owed? Fixed rate mortgage? HELOC? What if you can't sell bike, can you still service all debt? Any chance of layoffs or cuts within your department? Also, thanks for protecting us. I'm a big law enforcement supporter.	Condo value around 100,000, owe 178,000 (like about everyone upside down), fixed rate 30yr no late payments. If I cannot sell bike then yes can still service all debt. No talk of layoffs. Do have a couple friends that are thinking of buying it.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net monthly income - $4770 (my primary job + federal pension) Monthly costs - $3580 (mortg., loans, household exp)

Member Payment Dependent Notes Series 626172

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626172	$15,000	$15,000	12.61%	1.00%	December 8, 2010	December 16, 2013	December 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626172. Member loan 626172 was requested on December 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,640 / month
Current employer:	Workforce Advantage	Debt-to-income ratio:	13.11%
Length of employment:	8 years	Location:	Elizabeth, NJ

Home town:
Current & past employers:	Workforce Advantage
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,019.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My four questions: (1) Your position (Brief job description) with current employer? (2) You initially selected 3-years for loan repayment length. In YEARS, How long do you realistically anticipate to service loan (keep in active status) before loan is paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) NO description provided concerning business- Startup? Established? Products? Services? Clientele targeted for future customers? etc. (4) 350 borrower loans listed daily; all hope loan 100 pct funded. Reality: Not enough participating small lenders $ available to fully fund every loan. When 14-days listing time expires, loans exceeding 60 pct funded automatically eligible to be issued. If your loan exceeds 60 pct, or more, funded will you accept partially funded loan? (Funding pace $ quickens as loan date/time expiration approaches and After 6-months on time payments, borrowers automatically are eligible to relist loan for unfunded $ amount or new loan and $ amount.) Thanks for answers. Lender 505570 USMC-RETIRED	I have been an ESL (English As a Second Language)teacher and a Program Coordinator for Workforce Advantage for 8 years. My husband and I are planning to use the loan to start a business and buy equipments (printers, camera ... ). The gift shop will offer personalized gifts, souvenirs, portraits in canvas, ... I would like to pay off the $15,000 loan in 3 years or earlier. I would prefer that the load be 100% funded.
What is the nature of your business and how do you intend to use the loan?	My husband and I are planning to use the loan to start a business and buy equipments (printers, camera ... ). The gift shop will offer personalized gifts, souvenirs, portraits in canvas, ...)
What will this loan be used for?	My husband and I are planning to use the loan to start a business and buy equipments (printers, camera ... ). The gift shop will offer personalized gifts, souvenirs, portraits in canvas, ...)

Member Payment Dependent Notes Series 626272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626272	$9,000	$9,000	12.98%	1.00%	December 9, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626272. Member loan 626272 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Kids-Centric Inc	Debt-to-income ratio:	6.97%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Kids-Centric Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	17
Revolving Credit Balance:	$4,978.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Kids-Centric Inc?	I am a Pre-Kindergarten Special Education educator/teacher.

Member Payment Dependent Notes Series 626362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626362	$10,000	$10,000	14.83%	1.00%	December 9, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626362. Member loan 626362 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	University of Minnesota Police Departmen	Debt-to-income ratio:	18.78%
Length of employment:	5 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	University of Minnesota Police Departmen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Improvements to a retail unit that I am plan on renting out in the near future for a higher price

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,411.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the University of Minnesota Police Department?	IT Consulting

Member Payment Dependent Notes Series 626373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626373	$10,800	$10,800	12.23%	1.00%	December 10, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626373. Member loan 626373 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Novadebt	Debt-to-income ratio:	16.40%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Novadebt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > This loan would be used to pay off all of my credit card debt. I have been faithfully paying these credit cards on time every month ever since I opened them 4 years ago. At no fault of my own I have watched my interest rates escalate. All but one of them now have an APR of more than 21%! Earlier this year I attempted to get a credit union credit card and perform a balance transfer, however the financial representative wanted me to pay them down by $3,000.00 and for me to then apply again once I had done this. I have developed the useful habit of paying bills online with automation for several years. This has helped me stay current with all of my bills and in good standing with all of my creditors. I need to pay off all of these credit cards so that I can reach my other financial goals. My top financial goal, next to having zero credit card debt, is to establish an emergency fund. I also want peace of mind and to make more of my money by not putting liens on my future income. I want to control my finances and pay cash for things. I will close all of these credit cards except for one. I will not carry a balnce on this card. I will use it with merchants/servicers who only accept credit cards and this will also help me maintain a mix of different types of credit for my FICO score. I currently allocate $454.00 per month in my budget towards debt repayment. If I were to get this loan, the repayment would be $359.00. I would have almost a $100.00 surplus every month from just the debt repayment allocation in my budget. This money will help me save toward my emergency fund. And with the lower interest rate on this loan, I can get out of debt sooner. My job is pretty stable and we're growing. We just acquired another company in August 2010 and with the financial crisis we're in, more and more people are turning to agencies like ours for help. My director and supervisor are very pleased with my work. I enjoy giving my best both at work and in all other areas of my life. I like the idea of a loan from Lending Club so that I can take control and know that I paid off my credit cards and that I paid back my loan. I would get a real sense of accomplishment.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$6,557.00	Public Records On File:	1
Revolving Line Utilization:	77.60%	Months Since Last Record:	46
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Roughly how much are you currently charging on credit cards each month?	Hello CriticaMiss, I don't charge more than $50.00 total on all cards collectively within a month's time. Some I don't charge anything to. If I do it's usually very small amounts ($15.00 - $20.00) for a necesity on about two cards. I do have a loan account for furniture attached to one of my department store credit cards. I have been carrying a balance on all of my cards, however for quite some time. I purchased furniture in March and September of this year and November of 2009. Even though they are at 0% interest, I now want to just pay these furniture installment loans off well in advance before the promotion rate expires along with paying off all of my credit cards.
I always appreciate when a borrower provides a detailed loan description. Yours is one of the best I've seen. You're also articulate and use good grammar and spelling. Too many borrowers write like they're on twitter which isn't good for a loan request. It looks like you're doing well with your request. You have my support. Good luck!	Thank you for your trust in me. I also believe it is improtant to have good grammar, especially with formal proposals and documents. I remain hopeful that my loan will have full funding. I'm excited to harness my finances and steer my future more responsibly. I really see the value in saving for purchases and paying cash. I read financial books and literature to educate myself with my money. I watch CNBC as well. I find it interesting as well as very important. Thank you again!
Thank for providing a detailed and open loan description. Can you please explain the delinquency from 23 months ago and the public record from 46 months ago that appear on your credit report (we don't see any details in your loan listing)?	Yes. The deliquency 23 months ago was from a business loan that I was 30 days late with. It wasn't a loan for money, rather it was an installment loan for professional coaching - paying for a service. I was late because I was putting the business on hold and returning to work. However after being on a leave of absence, upon my return to work, my position had been filled. I conserved my financial resources while on unemployment and worked with the company who held my installment loan and thankfully they cancelled it along with my business coaching. The public record was from a credit card I had when I was from along time ago and I didn't pay it. It went to collections and I was making payments to the collection agency. I missed some payments and pleaded with them to allow me to make them up and pay $50 per month to pay it off. Unfortunately they would not accept the payment I coul afford and they wanted three times that amount ($150.00/month). At the time I was working minimum wage and couldn't afford it, so it went unpaid for a long time. That is until February 2008 when I paid off the balance to the second collection agency that then held the account after there had been a judgement for me to pay it. I could afford to make the large monthly payments because I had an above minimum wage job with monthly bonuses for referrals. So I paid it all off in less than two years. I had to learn the hard way and my credit and FICO dscore took a hit. Things are working out for me. I have a higher paying job than my last job now and work a full 40 hours per week. I have been with my current employer for almost 2 years. I really enjoy my job and like the help we provide people. I maintain my optimism and know that I can accomplish my goals. Some things just take time, better opportunities, patience, learning/being informed and taking action. Thanks for the question.
What are your other expenses, e.g. groceries, utilities, cell phone, TV, internet, rent, car payment, etc? Do you live alone or with roommates?	Hello RandomInvestor, I live alone in a one bedroom apartment. Here is a look at my monthly bdget: Rent: $695 Water: $40 (bi-monthly) Gas & Electric: $45 Groceries & Food: $250 Cell phone: $73 Internet: $45 Seperate Furniture Loan: $120 Debt repayment on all credit cards (incl. Dept. store Furniture Loan): approx. $320 Student loan: $50 Medical bills not covered by insurance: $56 Gym membership: $27 Health/Hygiene/Laundry: $60 Miscellaneous/Shopping/Entertainment: $150 Currently do not own a car: $0 Saving for new car: $100 Emergency Fund: $0 - haven't been able to keep money in my second savings account. Total monthly Expenses & Savings: +/- $2,015.00 Thanks for your question.

Member Payment Dependent Notes Series 626424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626424	$8,000	$8,000	12.61%	1.00%	December 9, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626424. Member loan 626424 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	alhambra unified school district	Debt-to-income ratio:	18.48%
Length of employment:	3 years	Location:	la crescenta, CA

Home town:
Current & past employers:	alhambra unified school district
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I have credit card bills, a doctors bill, and a dentist bill to pay off

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,794.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 626534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626534	$7,000	$7,000	9.62%	1.00%	December 9, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626534. Member loan 626534 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Baltimore County Public Library	Debt-to-income ratio:	6.72%
Length of employment:	10+ years	Location:	Parkville, MD

Home town:
Current & past employers:	Baltimore County Public Library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Looking to repair roof and add insulation. Just paid down a big chunk of revolving debt before roof issue began. Such is life! Borrower added on 12/03/10 > I have a 750+ score and a 100% on-time payment record. My revolving credit will be reduced significantly in the near future.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,598.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable).	My net monthly income is approximately $3300. I also make a hundred a month from selling on eBay. My car is paid off. Gas & electric is about $120/mo. Phone/Internet/FiOS is about $110/mo. CC debt has just been refinanced outside of this for about $300/mo; I had been paying $600/mo on the cards (3) for the past 6-7 months. This will show up in my credit report in a couple of weeks, I suspect. Mortgage is $1266.01/mo @ 5.5%, may go down next year if readjusted for escrow overpayment. Even when I had my car note I paid all these on time - never been late on a payment in my life. CC debt was incurred as a result of a breakup 4 years ago that put me $50,000 in the hole. In the last 4 years I was able to reduce it to $17,000. I decided to consolidate the CC debt (just went through mid-November). Recently a storm hit that made me realize I should fix the roof now rather than later (might be able to get a tax break if done by 12/31). Better to laugh at life than cry, because it was an actual (small and brief) tornado that went through! I got off pretty lightly compared to others just one street over. Hope this answers your questions. Thanks for your interest in supporting me. If you need any further information, please feel free to ask.
Hi, What is your total dollar amount currently owed on your credit cards? Thanks, Ron	As of yesterday, Dec. 3, checks were cut to zero out all but about $300 of all CC debt. This is from a different loan outside of Lending Club. If I include the prospective loan payments from Lending Club and the CC consolidation loan, my monthly outlay will be about $500/mo. instead of the $600/mo I current pay on the CC debt. Additionally, I have never been late on a payment in my life; I have a 100% on time payment record in my credit history. Hope this answers your question. Please feel free to ask anything else you care to know. Thanks for your interest in my note!

Member Payment Dependent Notes Series 626600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626600	$5,600	$5,600	6.54%	1.00%	December 13, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626600. Member loan 626600 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,468 / month
Current employer:	Leapfrog Online Customer Acquisition LLC	Debt-to-income ratio:	10.79%
Length of employment:	3 years	Location:	Evanston, IL

Home town:
Current & past employers:	Leapfrog Online Customer Acquisition LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > After using the proceeds of my LendingClub loan to pay this credit card balance, I intend to close the card. No reason to pay a double-digit variable rate in the current interest rate climate...

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,259.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	Including taxes it looks like about 5000.

Member Payment Dependent Notes Series 626657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626657	$1,000	$1,000	9.99%	1.00%	December 9, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626657. Member loan 626657 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Allstate Medical Supplies	Debt-to-income ratio:	6.75%
Length of employment:	< 1 year	Location:	Brick, NJ

Home town:
Current & past employers:	Allstate Medical Supplies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I just began my new job and do not receive my first check until 1/3/11. I just need the extra cash to pay my bills for this month and plan to pay it back immediately.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	31
Revolving Credit Balance:	$963.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
That is a very odd payment arrangement. Could you not get your paycheck bi-weekly? Most employers either do weekly or biweekly paychecks. Please explain. Thank you.	This is in fact an odd payment schedule which I have not encountered. According to the owner, we are supposed to be receiving them bi-weekly in the near future, but at the moment it is still only once a month.

Member Payment Dependent Notes Series 626692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626692	$25,000	$25,000	14.83%	1.00%	December 14, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626692. Member loan 626692 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.90%
Length of employment:	8 years	Location:	San Marino, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I am long employed anesthesiologist with high income with good credit. Consolidating a higher interest credit card debt.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$79,271.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage 1: 1.25 million, HELOC: 175k on zillow 2,009,500, but likely underestimates due to recent large remodel
Can you give us the breakdown of your existing debt (montly payment/total due/APR)? Do you really have $80k in existing revolving debt?	Revolving:45k at 29%, 23k at 9% and 9k at 13% yes, recently completed large remodel
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	#1 is 1.25 mil , heloc is 175k, value per zillow is 2,009,500 but doesnt take in to account recent large remodel
hello, i am interested in funding your loan. could you please verify how you earn 25,000/month?	I am a private practice anesthesiologist, thanks so much.
Please explain the delinquency about 52 months ago	There was a mixup on my on line banking on a single account ( which was new at the time), missed the first billing deadline on the account, and it was quickly corrected and never happened again.

Member Payment Dependent Notes Series 626716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626716	$2,500	$2,500	9.62%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626716. Member loan 626716 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Jensen Graphics and Printing	Debt-to-income ratio:	2.30%
Length of employment:	9 years	Location:	Clearlake, CA

Home town:
Current & past employers:	Jensen Graphics and Printing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,063.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide us with INFORMATION regarding this loan: 1. What is the purpose of the loan? 2. What is your position at Jensen Graphics and Printing? 3. Please list your total monthly living expenses 4. Do you have a savings account and/or emergency fund? ( you can go back into your loan profile and add these answers to your Loan Description) Please answer all of the above. If you do, I will consider funding your loan. I am impressed that you've worked 9 years at one job and your Debt To Income ratio is excellent!	Loan is for recreational vehicle for transport on property and trail riding etc. Im the main Printer and basically do it all from cutting folding special coatings shipping. my fathers father started the business over 35 years ago and ive been apart of it for 9+ total monthly expenses are around $400-500..im single with no children so bills are minimal. yes i have savings account and emergency fund. Thanks ya family business so ive been fortunate enough to stay at one job..made it possible to buy the 2 cars i have and they are paid for =)
What kind of boat is this 250hp motor for? Do you have any funds in savings? How much are your monthly expenses? Thanks for your insight. Respectfully, AG	its actually a 250 recreational vehicle for transport on my property and trail riding etc. i have savings and monthly expenses are around $400-$500 single with no kids

Member Payment Dependent Notes Series 626721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626721	$3,000	$3,000	12.61%	1.00%	December 10, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626721. Member loan 626721 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,667 / month
Current employer:	st jude medical	Debt-to-income ratio:	11.28%
Length of employment:	5 years	Location:	los angeles, CA

Home town:
Current & past employers:	st jude medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,179.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is that correct you are making 14k a month, and just need a loan for 3k? If yes, pl explain. Thank you	Hi, Sure, my mom has cancer, I have my daughter, brother niece and I spending a week with her in Orlando on the 7th of Jan. My brother is out of a job and I just wanted to ensure the whole family didn't have to worry about money while we are there. I recieve an annual bonus every year and this years looks to be very generous being sales are up 12% over last year so I plan to simply bridge any vacation needs until I get my bonus. I hope this helps, Steve

Member Payment Dependent Notes Series 626785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626785	$7,500	$7,500	12.23%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626785. Member loan 626785 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ProBuild	Debt-to-income ratio:	15.33%
Length of employment:	6 years	Location:	Denver, CO

Home town:
Current & past employers:	ProBuild
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I plan to use the funds to pay off high interest rate debt to decrease my monthly interest costs and payments.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	48
Revolving Credit Balance:	$15,267.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain about the delinquency 4yr ago?	The past due payment was during a rough period shortly after college. My father passed away at a young age during my last year of college and I went through a phase were I did not budget or ask anyone for help. I have since been diligent about my monthly payments and have not been late since. Please let me know if you would like further details.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current balance owed is $225k and the current market value is $300k. We only have a first mortgage on the house.

Member Payment Dependent Notes Series 626787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626787	$10,500	$10,500	14.46%	1.00%	December 13, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626787. Member loan 626787 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Citizens Bank	Debt-to-income ratio:	24.59%
Length of employment:	10+ years	Location:	Bridgeville, PA

Home town:
Current & past employers:	Citizens Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Adding New floor to home

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	46
Revolving Credit Balance:	$27,903.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	250K-owed 275-value I do not wish to refinace my home nor go the route of home equity
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	Type your answer here. 34 years Banking Operations 4-5 years The request is not 15-25K

Member Payment Dependent Notes Series 626796

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626796	$5,000	$5,000	12.98%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626796. Member loan 626796 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Los Fresnos Cisd	Debt-to-income ratio:	13.65%
Length of employment:	5 years	Location:	OLMITO, TX

Home town:
Current & past employers:	Los Fresnos Cisd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Los Fresnos Cisd and what do you do there? What will the loan proceeds be used for?	Los Fresnos Consolidated Independent School District, is a public school district. I work as an 8th grade science teacher at the Liberty Memorial Middle School which is part of LFCISD. I am renting a small fishing house for the year with the funds, I intend to live there.

Member Payment Dependent Notes Series 626818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626818	$2,050	$2,050	8.88%	1.00%	December 13, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626818. Member loan 626818 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.16%
Length of employment:	1 year	Location:	san francisco, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I like to walk the line where technology meets the more analog practices of Architecture. Originally from Atlanta and an architecture student of Georgia Tech, I'm making a shift to front end engineering in San Francisco. My interest is the integration of innovative engineering and construction practices, digitally inspired fabrication, interactive technologies, programming, social media, and human cognition. I plan to hone my programming/engineering skills in order find ways to execute the intersection of these fields.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,238.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626835	$5,000	$5,000	12.61%	1.00%	December 9, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626835. Member loan 626835 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	1st Playable Productions	Debt-to-income ratio:	10.75%
Length of employment:	5 years	Location:	Troy, NY

Home town:
Current & past employers:	1st Playable Productions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	57
Revolving Credit Balance:	$6,211.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How do u apply for a loan and not even list what it's for?	As the title of this loan suggests, it is to consolidate some of my smaller debts into one loan with lower interest. Please let me know if you would like more information.

Member Payment Dependent Notes Series 626852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626852	$2,500	$2,500	12.98%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626852. Member loan 626852 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	Shopko	Debt-to-income ratio:	16.45%
Length of employment:	4 years	Location:	De Pere, WI

Home town:
Current & past employers:	Shopko
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,019.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 626882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626882	$9,600	$9,600	12.98%	1.00%	December 9, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626882. Member loan 626882 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sysco	Debt-to-income ratio:	23.14%
Length of employment:	10+ years	Location:	West Bend, WI

Home town:
Current & past employers:	Sysco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	43
Revolving Credit Balance:	$42,024.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Total balance om my mortgage loan is $202,000 Current market value on my home is $259,000
Please explain your delinquency 43 months ago.	Type your answer here.I don't think I have any delinquency at all.
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (4) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (5) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	Type your answer here. 1. Consolidate other credit card debt 2. I'm a sales manager in Sysco and I've been with Sysco since 1992 3. I'd like to pay it off by 3 years or early 4. I'd like to get at least 80% of the loan requested 5. Chese Freedom. Interest rate is 12.79% and I ususally pay off balance each month. Thanks
Can you please list out your credit cards: the balance, interest rate, current payments you are making?	Type your answer here. 1. Chase Freedom (8113) - $1,064 @ 12.95% --> $350 2. Chase Freedom (7030) - $980 @12.95 --> $250 3. Chase Sapphire (2475) - $1,819 @ 15.95 --> $250 4. Mileage Plus (5202) - $538 @ 17.95 --> $200 5. Discover - $8,725 @ 13.95 --> $1,000
My questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	1. Sales Manager Asian division of Sysco Foods 2. I'll pay off the loan within 3 years
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Mortgage ($1675); utility ($120), car ($348), phone ($100), insurance ($50), food ($400) 2. Loan ($9,500) for 14.75% promise will pay off in 3 years 3. I have fixed pay + bonus
Your outstanding credit balance is $42,000. Please list all of your debts and APR's and which ones you are paying off with this loan. Thanks.	1. Chase Freedom (8113), Chase Freedom (7030), Chase Sapphire (2475), United Mileage (5202) and StateFarm

Member Payment Dependent Notes Series 626883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626883	$8,400	$8,400	13.72%	1.00%	December 9, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626883. Member loan 626883 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,046 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	19.02%
Length of employment:	2 years	Location:	NEW ORLEANS, LA

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I have been a federal government employee for over ten years. I intend to use the loan to consolidate credit cards at a higher interest rate than the loan. Borrower added on 12/05/10 > I gathered credit card debt recently during a move for work, which I would like to consolidate/pay off quickly to improve my credit score in hopes of buying my first him in a few years. Borrower added on 12/05/10 > home, excuse me.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	53
Revolving Credit Balance:	$18,505.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what was the deliquency 53 months ago?	I cannot find that on my report from the credit monitoring service I suscribe to, but if I remember correctly it was a cell phone acct taken out in my name that was not mine. I had to dispute the acct with the service provider.
My questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	I intend to pay the loan off in 3-4 years. I did select the 5 year length to ensure a more than comfortable monthly payment while meeting my other financial obligations (car loan, rent etc). This will leave me ample financial room to make extra payments, finishing the loan early. I'm currently an analyst with a federal agency I joined after finishing two terms with the military. I have been continuously employed with the government (including my military) since 1999. My position and income are secure, I would just like to consolidate debts to reach my long term goal of purchasing my first home.

Member Payment Dependent Notes Series 626909

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626909	$8,300	$8,300	9.99%	1.00%	December 13, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626909. Member loan 626909 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Gentex	Debt-to-income ratio:	9.46%
Length of employment:	4 years	Location:	Windham, NH

Home town:
Current & past employers:	Gentex
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	45
Revolving Credit Balance:	$7,479.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your source of income.	Type your answer here.I work full time at Gentex Corp.

Member Payment Dependent Notes Series 626936

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626936	$8,000	$8,000	5.79%	1.00%	December 14, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626936. Member loan 626936 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	PC-Doctor, Inc.	Debt-to-income ratio:	11.06%
Length of employment:	2 years	Location:	Reno, NV

Home town:
Current & past employers:	PC-Doctor, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I'm looking to get a home improvement loan to make various renovations/upgrades. I plan to install a hardwood floor, a solar thermal hot water system (which will provide roughly 50% immediate payback in the way of tax credits and power utility company rebates), and (depending on cost) wood shutters for my windows. I don't have any outstanding credit card debt (with the exception of the deposit on the hardwood that I just put down and the gas card I pay off monthly). I do have an outstanding balance of roughly $23,000 for Stafford student loans at a low interest rate, as well as a similar roughly $24,000 second mortgage I took out to install solar panels on my house two years ago. I have a tendency to pay down my debt as soon as possible, but I don't expect to pay this one off early, simply because the rate offered by Lending Club is marginally lower than my rates on the two cited loans. It's more cost effective for me to use any extra money to pay down those debts first. My total monthly debt payments and other monthly obligations (mainly utility bills) come to roughly $2,400. My pre-tax monthly income is roughly $6,800, so meeting these costs is not a problem, nor will it be with this extra loan payment.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses?	About $2400 a month. Mortgage: $1650 HELOC: $250 Student loans: $200 Utilities: $150ish Phone/internet: $100 Gas: $50 The rest is all discretionary, much of which goes straight into savings.

Member Payment Dependent Notes Series 626937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626937	$2,400	$2,400	10.36%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626937. Member loan 626937 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,960 / month
Current employer:	Comerica Bank	Debt-to-income ratio:	24.49%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Comerica Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I am getting married at the end of the year and thought that we would be able to pay for the expenses on our own as our parents are not in a financial situation to help out. My fiance has been working to pay for all of the main expenses and my ring and I thought that I would have enough to cover the reception and his ring and have found that I am a little short on my end. I would like this loan to cover that cost so that everything can be perfect and stress free. Thanks!! Borrower added on 12/03/10 > I am getting married at the end of the year and we thought that we would be able to cover the expenses on our own as our parents are not financially able to help out. My fiance has been working to cover the majority of the costs and I would be getting his ring and takig care of the reception. After doing some budgeting I have found myself to be a bit short on my end. I would love for this loan to assist me in covering the rest so that everything is perfect and stress free. Thanks!

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,217.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 626949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626949	$6,000	$6,000	5.42%	1.00%	December 8, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626949. Member loan 626949 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	U.S. Postal service	Debt-to-income ratio:	17.23%
Length of employment:	10+ years	Location:	Ronkonkoma, NY

Home town:
Current & past employers:	U.S. Postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > I have been at the same address for 21 years,My wife Kathleen is an R.N. and has been employed By Good Samaritan hospital for the past 8 years, her annual income is about $87,000 there and she has a part time job earning about 6K annually. The loan is for a vechicle not yet purchased Borrower added on 12/04/10 > We have never defaulted on a loan and or jobs are about as stable as it gets Thanks Jim

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,500.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What happened to your previous listing and why have you chosen to relist? Art	On the previous listing I used my wifes name and my name on the application which I did not know was not allowed,. I recieved a call from lending club asking to reapply with one name only thanks

Member Payment Dependent Notes Series 626989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626989	$2,100	$2,100	14.83%	1.00%	December 8, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 626989. Member loan 626989 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	usmc	Debt-to-income ratio:	14.11%
Length of employment:	10+ years	Location:	TWENTYNINE PALMS, CA

Home town:
Current & past employers:	usmc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > I am in the Military so I have very stable employment, I have been in the Marines for 10 years and plan to stay another 10 years, I also plan on paying this loan off in much faster time than 60 months.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,641.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for your service to our country. What is your rank and ETS?	I am a Sgt (E-5) and I EAS in Oct 15, 2013, but I plan on Re-enlisting for Recruiting Duty, I have been in the Marines for 10 years now.

Member Payment Dependent Notes Series 627006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627006	$6,000	$6,000	15.20%	1.00%	December 9, 2010	December 17, 2015	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627006. Member loan 627006 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Barnard & Associates	Debt-to-income ratio:	12.10%
Length of employment:	3 years	Location:	Garden Grove, CA

Home town:
Current & past employers:	Barnard & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Vehicle repairs, hopefully christmas

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Several questions, thanks in advance for answering. (1) What do you do for work and what is your work history? (2) Please go through the process of verifying your income with Lending Club. This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors. (3) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (4) Many investors request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (5) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	Thank you for your interest. To answer your questions 1). I currently work as an administrator for a law firm that is the in house staff counsel for a major insurance company, representing them in their worker's compensation claims. I have been employed there for 3.5 years. I've worked in offices from mortgage companies to retirment communities steadily for over 10 years with the exception of my father having a stroke and needing assistance and the birth of my son. 2). Thank you for the tip regarding verifying my income. I will do that asap. 3). I did request my loan for a 60 month term. I hope to be able repay sooner than that but I decided to take the longer term option because of the fact that I am a single mother and I've learned that I never know what can happen tomorrow and I now have one income to rely on instead of two so I don't want to get myself into a potentially bad situation by going with a shorter term loan. 4). I am not familiar as to how this process works but I think the minimum I will accept would be the full amount I am requesting. However, this is open to discussion and I could change my opinion/decision based on the finding of new information. 5). I do not currently have any credit cards other than what's directly linked to my bank accounts, however, I do have current credit obligations such as my vehicle loan which I pay$ 306.86 a month for. Please let me know if there are any other questions you have. Thank you for your consideration.
what is the purpose of this loan? paying off your vehicle loan? [if so, then please provide amount left on the loan and interest rate on that loan]. $6Kworth of december presents?	Thank you for your question. No, I am not using this loan to pay off my vehicle. I am using the majority of it for repairs to my vehicle. If you would more detailed information please let me know and I'll be happy to explain further. I also need to pay off a couple of bills totaling around $1700. Any remaining balance of this loan will be used to buy supplies for Christmas gifts i am making (posibly considering starting a small business if the "gifts" I make turn out well). It would be nice to spend 6k on Christmas, but it's not realistic at least for me. Please let me know if you have any other questions. Have a good day.

Member Payment Dependent Notes Series 627011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627011	$10,000	$10,000	9.62%	1.00%	December 14, 2010	December 17, 2013	December 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627011. Member loan 627011 was requested on December 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,194 / month
Current employer:	San Jose Unified School District	Debt-to-income ratio:	21.28%
Length of employment:	7 years	Location:	San Jose, CA

Home town:
Current & past employers:	San Jose Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I plan to use this loan to pay off the balance of my American Express card. I want to eliminate my credit card debt and prefer to be on a structured schedule where terms and conditions are not being changed yearly like they do with credit cards. Borrower added on 12/05/10 > My job as a teacher is very stable. I enjoy what I do and plan to be at my career for many more years to come. The fact that I am plan to improve my credit to eventually buy a condo makes me a good investment.

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	76
Revolving Credit Balance:	$23,367.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627063	$3,200	$3,200	18.54%	1.00%	December 8, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627063. Member loan 627063 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	pacifi coast home solutions	Debt-to-income ratio:	2.80%
Length of employment:	< 1 year	Location:	Los Alamitos, CA

Home town:
Current & past employers:	pacifi coast home solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,679.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail what you will be using the funding for. Thanks	I, have 3 credit cards that I want to consolidate - 1.CREDIT FIRST N A -balance $1,150.00 2. CREDIT ONE BANK-balance $288.00 3.FIRST PREMER BANK-balance $241.00 Ive worked really hard over the last few years to improve my credit(credit score) , i went from low 500's to the low 700,s and I want to keep improving my credit , because it seems every thing now a days is based on your credit, Thanks to all lenders
What will this loan be used for? Please be specific.	I have 3 credit cards i would like to consolidate - 1.credit first n.a. -amount $ 1150.00 2,credit one bank-amount $288.00 3.first premier bank- $241.00 I've have been working really hard over the last 3-4 years trying to establish ( fair to good credit),I went from the low 500's to the low 700's ,it really seems that everything now a days is based on your credit ,So now that I'm in a decent area as far as fico scores go, I don't want to mess it up. Thank You to all the lenders
It looks like your credit cards are all maxed out. Have you applied for any new credit cards in the past 60 days?	I don't believe I have ,but I think the last time I tried , from my own bank ,they said I didn't have enough revolving credit and to short of a credit history

Member Payment Dependent Notes Series 627206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627206	$4,000	$4,000	15.57%	1.00%	December 8, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627206. Member loan 627206 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	ATK	Debt-to-income ratio:	5.29%
Length of employment:	< 1 year	Location:	Overland Park, KS

Home town:
Current & past employers:	ATK
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,602.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 627208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627208	$6,500	$6,500	15.57%	1.00%	December 9, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627208. Member loan 627208 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,752 / month
Current employer:	TGI Fridays	Debt-to-income ratio:	24.48%
Length of employment:	10+ years	Location:	Ballston Lake, NY

Home town:
Current & past employers:	TGI Fridays
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	82
Revolving Credit Balance:	$17,458.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give us more info about the medical expenses? Are they complete or ongoing?	The medical expense is not for me it is for my dog Sirius Black. He is part of our family and needs to have hip and joint surgery so he can walk and be better. My son loves his big lug Sirius.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance =$294325 Value = 325500
My questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Lender 505570 USMC-RETIRED.	My position is General Manager of a TGI Fridays Restaurant I've been with them for 18 yrs, I also work a second job helping my friend run his 2 pizzerias. I would hope to have the loan paind off within 3- 4 yrs or less.

Member Payment Dependent Notes Series 627209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627209	$8,000	$8,000	5.42%	1.00%	December 10, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627209. Member loan 627209 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	Second Empire Furniture Inc.	Debt-to-income ratio:	2.83%
Length of employment:	10+ years	Location:	Baltimore, MD

Home town:
Current & past employers:	Second Empire Furniture Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,931.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627210	$11,200	$11,200	13.35%	1.00%	December 13, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627210. Member loan 627210 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,650 / month
Current employer:	Level 3	Debt-to-income ratio:	10.32%
Length of employment:	10+ years	Location:	DOWNERS GROVE, IL

Home town:
Current & past employers:	Level 3
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I am using the funds to consolidate credit card debt. I have good credit and pay every loan off on time. Right now my monthly budget is $1500 for rent and other expenses. I have been at my job for 11 years and I am looking to be promoted within the next month.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	23
Revolving Credit Balance:	$12,618.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	1. I am a Customer Care Manager for a Telecommunication Company, I have been with Level 3 for 11 years. The job function includes being the point of contact for Government customers and pushing orders through our system and updating customers in a timely manner. 2. I am looking to have the loan paid off in 3 to 4 years or sooner. 3. I would consider taking the loan at 60% when it expires.
Can you please list out the debts you will be paying off with this? Balances along with APR and currently monthly payments.	Capital One - Balance $774.24 APR. 23% Monthly Payment $15 Chase - Balance: $5811.79 APR 22% Monthly Payment $128.00 Chase Amazon - Balance: 4262.88 23% APR Monthly Payment: $103.00

Member Payment Dependent Notes Series 627214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627214	$3,000	$3,000	6.17%	1.00%	December 9, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627214. Member loan 627214 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	swagelok	Debt-to-income ratio:	5.68%
Length of employment:	4 years	Location:	Cleveland Hts., OH

Home town:
Current & past employers:	swagelok
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > To pay off debt Borrower added on 12/04/10 > I pay my bills on time just looking for a loan with low intrest rate so i can pay debt off quicker

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,895.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627263	$6,000	$6,000	9.99%	1.00%	December 8, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627263. Member loan 627263 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Norandex Bldg Material Dist Co	Debt-to-income ratio:	0.31%
Length of employment:	7 years	Location:	Mobile, AL

Home town:
Current & past employers:	Norandex Bldg Material Dist Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$658.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Could you please tell us what the total dollar amount are on credit cards? Thanks, Ron	I do not maintain a balance. They are paid in full monthly, if used.

Member Payment Dependent Notes Series 627325

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627325	$6,000	$6,000	12.98%	1.00%	December 8, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627325. Member loan 627325 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	SOUTHEAST KANSAS EDUCATION SERVICE CENTE	Debt-to-income ratio:	23.32%
Length of employment:	9 years	Location:	Osage City, KS

Home town:
Current & past employers:	SOUTHEAST KANSAS EDUCATION SERVICE CENTE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > Going to use money to purchase a twin to the car I had in high school, and work on restoring it. Its a limited edition1985 Mustang GT.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	33
Revolving Credit Balance:	$13,177.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) Please explain your delinquency 33 months ago. (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club. This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors. (4) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years%u2026? (5) Many investors request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) What is the total balance on your mortgage and any HELOC you owe on your home? (7) What is the current market value of your home? (Use zillow.com if unsure). (8) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	Thanks for your inquiry. In regards to the delinquency 33 months ago you mentioned, there was a credit card not paid off as part of my divorce. The bills went to my former wife and I was not aware she was not paying it, and receiving collection letters. When I was finally contacted by a collection agency and made aware of it. I paid off the balance the collection agency said was owed. I also see on my recent credit report that it is listing a delinquency just recently on some Resort property I purchased. That was a disputed amount that I should not of been responsible for in the first place, and I can provide documentation to that fact. There is no outstanding balance on it currently. I anticipate paying off the loan in full within 28 to 36 Months.
Thanks for your answer to the first question, please answer the rest of the questions.	I will accept if the loan were 80 to 85% funded if I understand the process correctly. I truly appreciate your interest in my loan. I am new to this service. I am not in anyway trying to hide any information. I am just concerned, because the privacy policy states you should already have access to that information from my credit profile. I will gladly answer your questions when I hear back from the LendingClub that answering those questions in this arena is appropriate.
Member_803849, welcome to Lending Club! We know you only by your Member name, which is Member_803849. As investors, we are provided with minimal information about you, such as your employer, number of delinquencies in past two years, months since last delinquency, gross monthly income, and a couple of other things. Therefore we ask questions, which may sometimes seem intrusive at times. You are of course free to ignore any question that you are uncomfortable with - however as a rule of thumb, the more forthcoming borrowers are with answers (without providing information which might compromise their identity), the more forthcoming investors are with funds. There are thousands of investors, and each of us may invest $25. or more, in this note (your loan). Not all investors ask questions, but many do read the answers that you provide and base their investing decisions on what they read. My only question at the moment, is what do you do at SOUTHEAST KANSAS EDUCATION SERVICE CENTER? Thank you in advance and good luck on 100% funding quickly.	My title is Computer Specialist for the Southeast Kansas Education Service Center. I provide technical support for an application provided to schools throughout the state. I have actually been with the original company since 1991. It was acquired by SEKESC in 2000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $165,567 no Heloc loans 2. Market Value like everywhere in the country is down. We just refinanced the house a little over a year ago. I would put it right around the current balance or a little below unfortunately.

Member Payment Dependent Notes Series 627364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627364	$6,600	$6,600	18.91%	1.00%	December 9, 2010	December 18, 2015	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627364. Member loan 627364 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Clayton County Public Schools	Debt-to-income ratio:	22.11%
Length of employment:	5 years	Location:	College Park, GA

Home town:
Current & past employers:	Clayton County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > This loan will be used for the down payment of a new home. My husband and I are currently expecting out first child in March. We currently live in a townhome that's not big enough to hold us and we are despirateley need funds for the down payment. I am a good candidate for this loan because I have the income to pay-off the loan and have not had any adverse problems on my credit. I have just finished my Doctoral studies in Education from Clark Atlanta University and am in no danger of losing my job.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	33	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	21
Revolving Credit Balance:	$2,525.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thanks so much for your interest. The balance of the mortgage is $114,933.79 and I currently do not have any HELOCs. The current market value of my home according to zillow.com is $56,500. Thanks again for yout intereset and if you have any more questions feel free to ask.
You are willing to take a $60K loss on the home? How do you plan to cover the difference?	The townhouse is currently financed in my name alone. I purchased it before I was married. The current home that we are looking to purchase would be in my husbands name alone. He has already been approved through Bank of America. We plan to use the townhouse as rental property so we don't take that $60k loss. Thanks for the question. If you have anymore, please ask!
The next logical questions would then be: What is your spouses income? Purchase price of new home? Can you cover two mortgage payments at same time if townhouse isn't being rented out?	My spouse works as a systems support analyst for Piedmont Healthcare, his annual salary is around $38k. Currently he got approved for $140k and were looking to keep the mortgage payments under $1,200. This will allow us, in the worst possible case to make two mortgage payments.
My three questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Today 465 loans listed. Not all loans will be 100 pct funded, especially $15K to 25K sizes. Loans 60 pct, or more, funded when 14-days listing expires, automatically are eligible to be issued. When listing expires, if your loan is 60 pct plus funded, will you accept partially funded loan? (Funding pace quickens closer loan is to expiration. More financially beneficial to accept partially funded lower APR interest rate loan and pay off higher APR interest rates debts. After 6-months payments, borrowers automatically are eligible to relist their loan for unfunded $ balance.) Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	I am a school counselor at an elementary school. Main main function at this level is to provide counseling to the kids of the school as well as make necessary calls for kids who's family is in need of assistance. I also am responsible for reporting any child neglect or abuse to local authorities. I realistically expect to pay off the loan is 3 to 4 years. I will accept a partially funded loan if it comes to that. I appreciate your questions and thanks for the little nuggets of advice in your question!

Member Payment Dependent Notes Series 627479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627479	$5,000	$5,000	6.91%	1.00%	December 10, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627479. Member loan 627479 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Home Power Inc	Debt-to-income ratio:	2.88%
Length of employment:	9 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Home Power Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,676.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Home Power Inc and what do you do there? Art	Hello Art, Since 1987, Home Power magazine has been the leading renewable energy information source for end-users and professional alike. Topics include solar, wind, and hydro-electricity, solar hot water, energy efficient building, clean transportation technologies, and much more. I manage the IT department for http://homepower.com and SolarPro, http://solarprofessional.com.
What is the exact purpose this loan?	This loan is to help out a disabled friend pay some bills. Plus I wanted to try out Lending Club and see how the process works.

Member Payment Dependent Notes Series 627485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627485	$2,400	$2,400	10.36%	1.00%	December 9, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627485. Member loan 627485 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	pedder nissian	Debt-to-income ratio:	7.16%
Length of employment:	1 year	Location:	san jacinto , CA

Home town:
Current & past employers:	pedder nissian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > service department/ cashier, at MOASC

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,109.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 627494

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627494	$4,000	$4,000	8.88%	1.00%	December 8, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627494. Member loan 627494 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Winware, Inc.	Debt-to-income ratio:	14.29%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Winware, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > My wife and I are expecting in April, and we've got a lot of work cut out for us! We want to provide the best possible environment for our new baby, and our house needs a little work. Here's the short list: - Peanut's future nursery has a small leak in the roof. It's been ok as a guest room, but we don't want to wake up to a wet baby (other than for obvious reasons) ($500) - Our HVAC system has had a problem with filter access for a while. I want to get this fixed so our baby can breathe clean air ($500) - We need to replace the doors from our bedroom onto our deck with energy-efficient sliding patio doors, so that our little peanut doesn't freeze in the winter or roast in the summer. We'd like to do this before the end of the year, to take advantage of the tax credit for such improvements ($3000) Thanks in advance for considering this loan!

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	46
Revolving Credit Balance:	$9,965.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Winware, Inc.?	I'm a full-time software developer. It's a very stable position at a very stable company, I love what I do, and I plan to stay there for a long time. Thanks for asking!

Member Payment Dependent Notes Series 627543

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627543	$3,600	$3,600	12.98%	1.00%	December 8, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627543. Member loan 627543 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Eaton drilling	Debt-to-income ratio:	12.41%
Length of employment:	4 years	Location:	woodland, CA

Home town:
Current & past employers:	Eaton drilling
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,446.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 627582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627582	$10,750	$10,750	9.25%	1.00%	December 13, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627582. Member loan 627582 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	County of Santa Clara	Debt-to-income ratio:	21.57%
Length of employment:	10+ years	Location:	Fremont, CA

Home town:
Current & past employers:	County of Santa Clara
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,685.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the County of Santa Clara?	I am a management analyst. I work with the Green Business Program to assist small to medium sized businesses become Green, helping them to become more energy efficient, to reduce their operating costs.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Type your answer here. Mortgage: $1762 utilities $150 Car Insurance $90 Cell phone $20 Internet and home phone $70 Homeowner's Insurance $60 Property taxes $200 Food $400 Gas $100 credit cards $900 Plan to pay off Sears Credit Card balance $8,750 at 25.4% The remainder of the loan $2,000 to be used to pay part of my Ann Taylor Mastercard at a 25%. Yes I am the sole wage earner.
Your credit balane is listed as $67,000. Do you have a HELOC? Pease list all of your outstanding loans. Thanks.	Yes, I do have a HELOC through Bof A for $52,000. I'm not sure why the balance is listed as $67,000. My credit card balance is $49,682 Ann Taylor Mastercard $5,167 Bof A Credit card $2,071 FIA Card Services 14,2842 Chase Credit card $18,853 Sears Credit card 8,747

Member Payment Dependent Notes Series 627603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627603	$4,800	$4,800	6.91%	1.00%	December 10, 2010	December 18, 2013	December 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627603. Member loan 627603 was requested on December 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Gadsden Job Corps Center	Debt-to-income ratio:	3.40%
Length of employment:	10+ years	Location:	Gadsden, AL

Home town:
Current & past employers:	Gadsden Job Corps Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/04/10 > I have been on my job for twenty years and I plan to pay this loan out within a (12) month period. Also, I have had a Financial Counsultant for several years who has been handling my finances. Borrower added on 12/04/10 > I will be making my payments in a timely manner. Borrower added on 12/05/10 > I have been employed at my job for twenty years. For the past several years I have hired a Financial Consultant who has helped me to handle my money for me.

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,149.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Gadsden Job Corps Center?	Over the past 20 years I have served as the " Career Preparation Specialist". It is my resposiability to design structured activities to ensure students feel welcome and secure; counseling; instructing students in S.S.T. and I.G.R. programs It is also my responsiability to obtain the new enrollees records at least 7-9 days prior to their arrivial, so that safe-arrival activities can be done in a timely manner based on goverment standards. During my employment I have had excellent annual work eveluations and consistently high student evaluations. My ratings annually have also been excellent.
Would you mind explaining your use of income monthly?	Paying off all of my debt so as I can be debt free and able to save" more" money towards my retirement.

Member Payment Dependent Notes Series 627633

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627633	$14,500	$14,500	17.06%	1.00%	December 13, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627633. Member loan 627633 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,883 / month
Current employer:	Jacksonville Area Legal Aid	Debt-to-income ratio:	24.49%
Length of employment:	10+ years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Jacksonville Area Legal Aid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > I want to pay down credit cards and close some and make larger payments toward my mortgage

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,907.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Jacksonville Area Legal Aid?	Jacksonville Area Legal Aid (JALA) is my employer; however, I work at a branch office known as St. Johns County Legal Aid, where I am the Office Manager.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	327,500 - home value 47,000 - mortgage balance
Why would you use money for which you are paying over 17% interest to help pay down a mortgage (which I can't imagine has an interest rate anywhere near so high)?	Have a personal goal in mind for the first part of 2011, which incorporates my mortgage - working toward refinancing. main reason for loan is to pay off/down credit cards, which will help me with mortgage refinancing.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	First of all - thank you for your info. It was very helpful. I was not thinking that far ahead, but hope to have a better handle on my finances within three years. Thank you, also, for service to our country. Mother of Retired Marine

Member Payment Dependent Notes Series 627637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627637	$7,800	$7,800	15.20%	1.00%	December 9, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627637. Member loan 627637 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	us postal service	Debt-to-income ratio:	12.65%
Length of employment:	10+ years	Location:	lancaster, PA

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > also using for xmas gifts and paying off credit cards Borrower added on 12/08/10 > am lookn 2 fund full amount and payin off big % in march when i get paid from my 2nd job coachng high school basketball

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$5,312.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the us postal service?	i am a mail processing clerk in a bulk mailing center
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	loan is used for medical expenses, and xmas, work the the us postal service, would like to pay within 3 yrs, 5000minimum, visa 12.9% 30month, mastercard 14.9% 15month, 3 department strore cards., 75 a month, mastercard 9.9%, 15month
My questions: (1) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	Type your answer here.i hope to have it paid off within 42 months

Member Payment Dependent Notes Series 627653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627653	$6,125	$6,125	6.17%	1.00%	December 10, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627653. Member loan 627653 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Salem Keizer Public Schools	Debt-to-income ratio:	1.01%
Length of employment:	7 years	Location:	Keizer, OR

Home town:
Current & past employers:	Salem Keizer Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Salem Keizer Public Schools?	I am an Assistant Principal at North Salem High School. http://north.salkeiz.k12.or.us/
May I assume the $78,000 gross monthly income is a typo?	That is my yearly income.
Your listing shows that you have $0.00 Revolving Credit Balance. Please list any other debts that you have. Since 78K is your annual, not monthly salary, I would just like double check that the Debt-to-Income (DTI): 1.01% is correct shown in your listing, as LC might think your DTI ratio is really low if they believe your monthly income is 78K. So please describe in detail any other debt that you have that would go into calculating your DTI Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	I have student loan debt and my wife has a car payment. After we pay our bills I have about $1500 left over and she has about $700. I don't have any credit card debt. My wife is a Teacher and I am an Assistant Principal at North Salem High School. I found a car I wanted to buy and didn't have the liquid cash. Since the loan is such a low APR I thought I would give it a shot.

Member Payment Dependent Notes Series 627744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627744	$5,000	$5,000	14.46%	1.00%	December 8, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627744. Member loan 627744 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Charles Schwab and Co	Debt-to-income ratio:	11.05%
Length of employment:	4 years	Location:	chicago, IL

Home town:
Current & past employers:	Charles Schwab and Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	35
Revolving Credit Balance:	$1,457.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	1) This loan will be used to primarily consolidate my small debts (amounts <1000.00 from bill me later, pottery barn charge card, etc.) and the remaining portion ($2500.00) will be used as having cash on hand to pay for my start up expenses (mostly marketing) to begin my consulting career. 2) I currently work in financial services and a licensed financial representative and worked in the industry for 8 years. 3) I will verify as soon as I receive notice in my bank account 4) I realistically can have it paid off in full in 2 years (if full amount is funded if it is a partial amount then within 1 year) 5) the minimum amount would be $2000 to at least have the small debt consolidated 6) American Express $9500 @ 13% (min $190) American Express 350 @ 13% (min $15) Potterybarn $980 @ 16.75 (min $25) Bank of America 1700 @ 1.75 (min 65) Bank of America 3300 @ 1.75 (min 175)
Please explain your delinquency from 35 months ago.	My delinquency from 35 months ago was due to the fact that I was paying extremely high interest rates on my credit cards and I couldn't pay the minimum balances. Since then the rates on the them have been significantly reduced with the balances being more than 70% paid off and will be paid off by the end of 2011.

Member Payment Dependent Notes Series 627829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627829	$10,000	$10,000	14.83%	1.00%	December 9, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627829. Member loan 627829 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Chicago Transit	Debt-to-income ratio:	10.01%
Length of employment:	10+ years	Location:	Olympia Fields, IL

Home town:
Current & past employers:	Chicago Transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > This is my story. I am looking for a loan to simply consolidate my dept. I personally consider credit a privilege and I handle all of my obligations with great responsibility. The climate of the current credit market has changed, effecting people like myself in a negative manner. Let me explain. Recently my credit score was impacted greatly by some of my credit grantors reduction in credit exposure. This has affected my credit score in an amount of close to 100 bases points. So I went from 760 avg. credit score to around 670, strictly due to my credit grantor fears of the credit market. I haven’t been late with a single payment to any of my credit sources in at least the last 7 years and a simple peering into my credit reports can easily prove that. There are many people like myself who have suffered from this market stimulated fear, justifiably or not. It started with chase. I have two chase visa accounts both of which carry a balance. On one card I carried a balance of 2k with an 8k limit. On the other I carried 4k with an 11k limit. Chase pinged my accounts and discovered that I was making only minimal payments and decided to reduce my limits to just above my balances. This effected the ratio of balance to available credit, resulting to a negative credit factor, lowing score. Then Citi followed suite, taking my 20k available limit down to my 6k balance. Again this was a negative hit on my rating and score. There was nothing that I had done to prompt this action, they did it simply by choosing and to me that is their right. It is their money at risk, so I don’t have any problems with that. What I do have some difficulty with is that they negatively affected me with out provocation but let’s move on. I am fifty years old and employed at a stable company and have been for the last 18 years. My base pay is 65k. or 80k with overtime. I own three pieces of real state, one I personally reside in, the other two for income. One I owned before the mortgage meltdown and it operates a -$200.00 a month in the red, the other I acquired after and it operates +$1300 a month in the black. Something a credit grantor like the ones mentioned above should have taken the time to find out because that is an extra 13k a year in income. But that is what happens when there is no personal touch. The process of taking some of that income and paying off my debt is obvious. But some of my debt is associated with the cost of rehab work on one of my properties. I would like to refinance and roll the debt in but I haven’t had the property long enough and my current credit score is hindering. This is why I have opted to try for a loan to consolidate my debt which would immediately boost my credit score back to the levels I once maintained. In conclusion, I am seeking 15k medium term with a reasonable interest rate with no prepayment penalty to begin this process. Thank you all for your time and consideration.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,575.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	413k total loan bal. on the three properties. All loans are fixed at 5% or less. One property has heloc 60k
My questions: (1) Your position (brief job summary) with current employer? (2) You initially selected 5-years length for loan's repayment term. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly 100 pct funds. Lender 505570 USMC-RETIRED.	Congratulations on your retirement. By profession I am a Journeyman diesel mechanic and have been for the last 26 years. I worked for Cummins diesel for 7 years before taking a job at the Chicago Metropolitan Transit Authority. We are union skilled trade employees and my 19 years of seniority in the company and the union, places me high up in the food chain, away from the threat of layoff. The company is run like a government entity, which you are familiar with. Now with regards to the length of time, I will carry the loan. In all honesty I really don???t know. I opted for the five years to give time and payment reduction. In the past I have carried some debt longer than expected and I have also paid off debt quicker than expected. So regarding time frame, really I can???t say. Again in honesty, I generally focus on paying down the higher rate loans first and the rate I have been quoted here, I can only say that it is Ok, considering. Most people try to get rid of debt and I don???t consider myself an exception. With this in mind all I can say, is that I am committed to repaying all of my obligations. I hope this helps. Thanks for your consideration and regards. p.s. I too, look forward to that day when the door opens up wide enough for me to walk into retirement, so that I can pursue other passions. Best wishes.
And what is the market value of the properties?	Glad to see that you reposted. Thanks. When I initially responded to the question you posted, I did so from retrieving my e-mail via cell phone. I posted some numbers with the intent of responding to you with greater detail when got home in front of my computer. To my surprise when logged back in, I could no longer access your question. The system must have considered it addressed. You mentioned the use of Zillow. Zillow and e-appraisal and the like, I have been using these sites over the last few years and there are times when they can hit it out of park. Other times, it comes off of the bat as a foul. So let me try the best way I can to address what may or may not be your concerns. Bear with me here. I mentioned that I have three pieces of real estate. (1) My personal residence My fianc??e and I bought this home in 2008 and paid 305k. All of the homes in our subdivision are over 3000 sqft and there are no two homes that look the same. Something I personally like. This home is located in a very desirable living location. When we purchased this home we believed that for this prime area the housing market had bottomed and in truth we weren???t far off from our research. This subdivision was created in the mid 1980s and in 2003 these seasoned homes surrounded by mature trees, backed up to the forest and a PGA golf course where selling for 600k up to over million in some cases. We refinanced this property earlier this year to obtain a better rate, coming down from 7% to under 5%. When we had the appraisal done, my fianc??e got a little angry with the mortgage company, because in some cases when refinancing through the same mortgage company it is the mortgage company that picks the appraiser. This was the fact at least in our case. He could not find any comps for our area because people here haven???t been selling, so what he did was to go over a mile away to try to find comps. Two of the comps he used where foreclosures and we know what those numbers can look like. To make this long story short he appraised us at around 250K. She contacted the mortgage company and complained and they adjusted the appraisal to around 280K. We got our mortgage rate lowered and reduced our payment. And as far as I am concerned, we are not going anywhere. I like it here. We got a deal. Current BAL 278k. (2) Rental property This was my personal residence for a number of years before the above purchase. This is the property which carries the 60k Heloc I mentioned. I refinanced this property 8 years ago, taking it down from a 30y fixed 8% to a 15year at 5%. Back then it appraised 180k. Today due to market conditions maybe 120k.with just 7 years left on the first. Its been occupied with the same tenants since I moved out. It was winter when I moved, and it is a little harder to find tenants at that time of the year. So I lowered the rental price. I could get more for its rental, taking it from a -$200 to breaking even. But they are good people with small kids and they pay their obligation timely. 59K left on first, 57k on sec. (3) Last but not least, rental property three. This is a four unit brick building consisting of 3 and 4 bedroom apts. The building was a foreclosure and completely vacant when we bought it in Jan of this year. We paid 90K. 95% of the rehab work we did ourselves. Each unit is individually heated and the tenants pay just about all of the cost of operation, with the exception of water and outside lights. We put 50k of our personal money and credit into this property and brought its quality up to condo grade. We put a lot pride into this place, so much so that when the building inspector came to sign off for the occupancy permit. He looked at us both and said??? I have been doing this for a long time and this place is the best I have seen by far. He then again emphasized BY FAR. The quality of our work has allowed for us to pick from a pool of interested applicants, also allowing for us to place our rent figure higher than adjacent properties. Our gross annual income on this property is 38k . We Net around 19k. Property value in 2003 was 425k, now with the current market maybe 240k. Hope that helps. Best wishes.
And how much are the properties worth?	Glad to see that you reposted. Thanks. When I initially responded to the question you posted, I did so from retrieving my e-mail via cell phone. I posted some numbers with the intent of responding to you with greater detail when got home in front of my computer. To my surprise when logged back in, I could no longer access your question. The system must have considered it addressed. You mentioned the use of Zillow. Zillow and e-appraisal and the like, I have been using these sites over the last few years and there are times when they can hit it out of park. Other times, it comes off of the bat as a foul. So let me try the best way I can to address what may or may not be your concerns. Bear with me here. I mentioned that I have three pieces of real estate. (1) My personal residence My fianc??e and I bought this home in 2008 and paid 305k. All of the homes in our subdivision are over 3000 sqft and there are no two homes that look the same. Something I personally like. This home is located in a very desirable living location. When we purchased this home we believed that for this prime area the housing market had bottomed and in truth we weren???t far off from our research. This subdivision was created in the mid 1980s and in 2003 these seasoned homes surrounded by mature trees, backed up to the forest and a PGA golf course where selling for 600k up to over million in some cases. We refinanced this property earlier this year to obtain a better rate, coming down from 7% to under 5%. When we had the appraisal done, my fianc??e got a little angry with the mortgage company, because in some cases when refinancing through the same mortgage company it is the mortgage company that picks the appraiser. This was the fact at least in our case. He could not find any comps for our area because people here haven???t been selling, so what he did was to go over a mile away to try to find comps. Two of the comps he used where foreclosures and we know what those numbers can look like. To make this long story short he appraised us at around 250K. She contacted the mortgage company and complained and they adjusted the appraisal to around 280K. We got our mortgage rate lowered and reduced our payment. And as far as I am concerned, we are not going anywhere. I like it here. We got a deal. Current BAL 278k. (2) Rental property This was my personal residence for a number of years before the above purchase. This is the property which carries the 60k Heloc I mentioned. I refinanced this property 8 years ago, taking it down from a 30y fixed 8% to a 15year at 5%. Back then it appraised 180k. Today due to market conditions maybe 120k.with just 7 years left on the first. Its been occupied with the same tenants since I moved out. It was winter when I moved, and it is a little harder to find tenants at that time of the year. So I lowered the rental price. I could get more for its rental, taking it from a -$200 to breaking even. But they are good people with small kids and they pay their obligation timely. 59K left on first, 57k on sec. (3) Last but not least, rental property three. This is a four unit brick building consisting of 3 and 4 bedroom apts. The building was a foreclosure and completely vacant when we bought it in Jan of this year. We paid 90K. 95% of the rehab work we did ourselves. Each unit is individually heated and the tenants pay just about all of the cost of operation, with the exception of water and outside lights. We put 50k of our personal money and credit into this property and brought its quality up to condo grade. We put a lot pride into this place, so much so that when the building inspector came to sign off for the occupancy permit. He looked at us both and said??? I have been doing this for a long time and this place is the best I have seen by far. He then again emphasized BY FAR. The quality of our work has allowed for us to pick from a pool of interested applicants, also allowing for us to place our rent figure higher than adjacent properties. Our gross annual income on this property is 38k . We Net around 19k. Property value in 2003 was 425k, now with the current market maybe 240k. Hope that helps. Best wishes.

Member Payment Dependent Notes Series 627833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627833	$3,000	$3,000	12.61%	1.00%	December 10, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627833. Member loan 627833 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	aaa cooper transportation	Debt-to-income ratio:	7.66%
Length of employment:	10+ years	Location:	jacksonville, FL

Home town:
Current & past employers:	aaa cooper transportation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,519.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for aaa cooper transportation?	Type your answer here.driver
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.38k

Member Payment Dependent Notes Series 627853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627853	$24,000	$24,000	19.66%	1.00%	December 14, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627853. Member loan 627853 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,713 / month
Current employer:	Sharyland I.S.D.	Debt-to-income ratio:	19.64%
Length of employment:	10+ years	Location:	Mission, TX

Home town:
Current & past employers:	Sharyland I.S.D.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > I wish to pay off all my bills so I will only have one bill. I currently pay about 865 a month. I pay extra on each bill except the Lending Club bill since it is automatically debited each month from my account. A breakdown of my bills and payments: Chase owe ,7680 and pay 200 a month, Citifinancial owe 7,050 and pay 220 a month, Bank of America owe 3000 and pay 100 a month, Lending Club owe 1,760 and pay 142 a month, HSBC owe 1600 and pay 100 a month, Discover owe 1000 and pay 100 a month. I would like to pay off the bills so I can have a lower payment and some extra money each month to save.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	71
Revolving Credit Balance:	$14,936.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sharyland I.S.D.?	Speech Pathologist
How long have you had the LC loan, and what was the amount of the loan? You probably already know this, but I'll send the following info just in case. Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info.	I have had the loan for a little over two years. The loan amount was for 4,500 for three years. Thanks for the info.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 104,400 mortgage balance and no HELOC. 2. 157,000
Regarding your existing Lending Club loan, how much was it for originally and what interest rate are you paying on it? Secondly, what was your delinquency 71 months ago?	The original LC loan was for 4,500 at 10.96 for three years. The delinquency was an auto loan that was being paid off. I had mailed the last payment and the check got lost in the mail. They ended up finding it and had assured me that it would not be considered late since I was paying off the loan. I have not had luck with the two reporting agencies. I have had trouble getting it off my credit report.
What is the loan # of your current LC loan?	356159
What assurance can you give that you won't run up balances on your credit cards before this loan is paid off?	I have cut back on using credit cards and I am paying cash more often. The only assurance I can give you is my word. Paying bills is getting old and so am I. I would like to be debt free when I retire.
You have applied to borrow $24K, yet the bills you list total only about $22K. What do you plan to do with the extra $2K? Secondly, since the interest rate on your existing Lending Club loan is only 10.96%, why would you want to replace it with a 19.66% loan?	Due to the fees being charged from LC, I will only be able to collect 22,400. I have been debating paying the LC loan off since I know the interest is lower. If I were to pay off all the bills except the LC loan, I would probably use the money to pay my property insurance. Still debating....
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info.	I faxed a copy of my last two pay stubs along with all other information requested about my employment this morning. Thanks for your interest.
How long you've worked for your current employer, and how long you've worked in your chosen field?	I have worked for my employer for 26 years. I left to work at another district for 2 years but came back to my current employer. I am starting my 29th yr working as a speech pathologist.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	Since it is automatically debited from my account I probably will keep it for the five years or at least 4-5 yrs. I would much rather put any extra money towards my mortgage. I have 8 1/2 yrs left on it.
Interested in funding your loan. Do you plan on going the entire 5 year term on the loan if issued, or do plan on paying off early? If you are aiming to pay it off early, could you please provide an estimated time frame that you want this to occur (in 2 years, 3 years, 4 years)? Thanks in advance for your answer, and good luck with funding.	Thanks for your interest. I do plan to stay with 5 years. If there was a change in the future, I may pay it off between 4-5 years but I think I will stay with the 5 years. Thanks again.
Well done, I will be investing in this! If more people left their ego's at the door and were as helpful with their answers as you are there would be a greater percentage of loans funded and much happier lenders and borrowers.	Thank you!

Member Payment Dependent Notes Series 627854

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627854	$4,800	$4,800	10.36%	1.00%	December 10, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627854. Member loan 627854 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Door Pro America	Debt-to-income ratio:	16.03%
Length of employment:	< 1 year	Location:	Centreville, VA

Home town:
Current & past employers:	Door Pro America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This Loan will be for a motorcycle that will be used for pleasure purpose only. I am an experienced rider and will carry full coverage insurance. 36 Months was the shortest repayment period offered. My plans are to pay the bike off in 18 months. I have a high credit score of 716 and have only $2100 in debt(remainder of college loans).

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$780.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make, model, and year of bike? Thanks	2006 10000 GSXR Suzuki with 2100miles

Member Payment Dependent Notes Series 627881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627881	$4,800	$4,800	12.23%	1.00%	December 8, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627881. Member loan 627881 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Edison Chouest Offshore	Debt-to-income ratio:	15.55%
Length of employment:	10+ years	Location:	HOUMA, LA

Home town:
Current & past employers:	Edison Chouest Offshore
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,145.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What do you do for work and what is your work history? (2) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (3) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (4) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (5) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (6) What is the total balance on your mortgage and any HELOC you owe on your home? (7) What is the current market value of your home? (Use zillow.com if unsure).	1) Captain on a offshore supply vessel (OSV) & almost 13 yrs with the same company. 3) Plan to pay in aprox. 12 -18 months 4) 3000.00 5) 5 dif. card acct. totaling about 29,000. average min.payment aprox. 215.00 per month. Interest rate ranging 12%- 28% 6) 249,000 , NO HELOC 7) 296,000
Could you please LIST all credit cards currently open. Their balances, interest rates, and monthly payment.	I have 5 different cards accounts, totaling around $29,000, average min. payments are aprox. $215.00 a month and the interest rates range between 12% - 28%.
Please provide details on need for loan. Thank You	Unexpected invite on a family vacation. Too good to pass on!

Member Payment Dependent Notes Series 627915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627915	$4,000	$4,000	6.54%	1.00%	December 13, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627915. Member loan 627915 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	HJ Heinz	Debt-to-income ratio:	12.92%
Length of employment:	6 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	HJ Heinz
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,611.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you going to be doing with this loan? There is no description entered also what are your duties at your job? How long have you been there? etc.	Happy to answer your question! I recently discovered that there are seams separating in my flat roof comprised of rolled asphault. I've obtained a few bids and the consensus has been the same - I need a new roof and while I could go the "cheap" route with asphault again, I really should invest in rolled rubber roofing. This is an unexpected cost for me (especially during the holidays) so I decided to take out a small personal loan to cover it. As for my career background, it should be listed in my profile. I work for the HJ Heinz Company (like the ketchup!) and have done so for the past 6.5 years (extremely solid position). I'm afraid I don't feel comfortable revealing my exact duties as it would make it easier for someone to ID me and I'd rather remain as anonymous as possible. Please let me know if you have additional questions!

Member Payment Dependent Notes Series 627952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627952	$10,000	$10,000	14.83%	1.00%	December 10, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627952. Member loan 627952 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Doylestown Lumber and Millwork Co	Debt-to-income ratio:	15.86%
Length of employment:	10+ years	Location:	Doylestown, PA

Home town:
Current & past employers:	Doylestown Lumber and Millwork Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > In my application I listed $97K as annual salary but included credit cards in my wife's name in my total debt. Her income is $40K for a combined income of $137K. I don't know if this helps but if I listed her credit card debt, I should list her income in addition to my own. My ability to pay back this loan and my debt will come from both of us.

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	6
Revolving Credit Balance:	$12,010.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (7) What is the total balance on your mortgage and any HELOC you owe on your home? (8) What is the current market value of your home? (Use zillow.com if unsure).	#1 - To eliminate higher interest credit card balances of several cards and reduce the balances on others. #2 - I am the general manager of a lumber and millwork company. I have been with the company for 11 years. #3 I'm not sure exactly how to do this but will call them to do so. The above appears to just be an e-mail address, I'm not sure what is needed but will gladly supply the information. #4 - I am comfortable with the amount and terms, if anything would pay it off sooner. #5 - Any amount over $5K would help me eliminate some credit card debt that has rates over 22%. #6 - AMEX - 15,492 will be making a $3K payment this week, typically around $1200 per month. Discover - $9,220 Aprox payment of $240 per month. I would cut this in half with this loan. Home Depot - $1175, aprox. $40 per month. I will pay off and close this account with this loan. Bon Ton (wife) - $955, aprox $40 per month. I will pay off and close this account with this loan. Kohls (wife) - $980, aprox $40 per month. I will pay off and close this account with this loan. Citi Flex LOC - $901, aprox $40 per month, I will pay off and close this account with this loan. Chase Disney Rewards - $8,223, $275 per month Citi ATT Universal (wife)- $15,764, fixed $379 per month, not compiling interest, on autopay. Citi Diamond Rewards - $29,240, aprox $479 per month, APR %Rate of 2% over prime. Currently 5.74%. #7 - 1st mortgage - $171,769 2nd mortgage - $42,937 #8 - Home value - according to zillow $232,500, this is definitely low. I have made many improvements and value range is up to $251,000. A more realistic value would be $250K to $265K. Home values are still depressed but my location will recover very quickly. I intend to work on paying down credit card debt for the next year and refinance my mortgages and eliminate as much credit card debt as possible in 2012.
Please explain your delinquency from 6 months ago.	The delinquency is a result of poorly managing our finances. My wife had been out of work for 2 years and took over our finances about 2 years ago or in the summer of 2009. When she returned to work in January of 2010 she continued to handle the responsibility. I found out that often bills were misplaced and not paid. Honestly I assumed everything was being handled and was too far removed. That was a mistake. I have taken over our personal finances and will not allow that to happen again. We make enough money to handle our debt but didn't manage it well during that time period.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Honestly, I think this a great solution to lending. I fully intend to repay this loan and am working hard to eliminate debt and will. I plan to in the future return the favor by funding others through the club, I love the concept. Thank you for the comment and being involved in the funding of my loan.

Member Payment Dependent Notes Series 628068

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628068	$7,325	$7,325	17.80%	1.00%	December 14, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628068. Member loan 628068 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	nyhq	Debt-to-income ratio:	20.37%
Length of employment:	5 years	Location:	flushing, NY

Home town:
Current & past employers:	nyhq
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	79
Revolving Credit Balance:	$13,583.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628074	$8,000	$8,000	13.35%	1.00%	December 8, 2010	December 19, 2013	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628074. Member loan 628074 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	walmart.com	Debt-to-income ratio:	18.65%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	walmart.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	80
Revolving Credit Balance:	$27,407.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for walmart.com and where did you work prior to that?	I'd worked at Charles Schwab for 9 years before walmart.com
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgages balance total is $330K. And the estimated value is $845K (from zillow.com).

Member Payment Dependent Notes Series 628087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628087	$4,000	$4,000	14.46%	1.00%	December 9, 2010	December 19, 2015	December 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628087. Member loan 628087 was requested on December 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,750 / month
Current employer:	Maverick Helicopters	Debt-to-income ratio:	17.57%
Length of employment:	6 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Maverick Helicopters
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	52
Revolving Credit Balance:	$500.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	1. The funds are for the completion of my 29th classic auto restoration. I have a buyer and require the funds for timely completion of the project. 2. I am a 34-year veteran commercial pilot. 3. I am in the process of verifying my income with Lending Club. 4. The loan should be paid within 1 year. 5. I hope to be funded at or near 100%. 6. I currently have only one active card; it is through my company and primarily used for aviation related expenses. My only other card is a personal debit card.
What do you do for Maverick Helicopters?	My primary duty is as the director of Training in a company of 52 pilots. I am also the senior flight instuctor with 34 years of military and commercial flight experience.
I would like to fund your loan. What do you plan to use the money for?	I am requesting the funds for the completion of my 29th classic auto restoration. I have a buyer and require the funds in order to complete the project in a timely manner.
What is the purpose for this loan?	I am requesting the funds for the completion of my 29th classic auto restoration. I have a buyer and require the funds in order to complete the project in a timely manner.

Member Payment Dependent Notes Series 628156

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628156	$12,000	$12,000	9.99%	1.00%	December 13, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628156. Member loan 628156 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Advion BioSciences	Debt-to-income ratio:	9.60%
Length of employment:	5 years	Location:	Ithaca, NY

Home town:
Current & past employers:	Advion BioSciences
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Pay off Discover. I've cut up the cards already. Thanks for your help.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,403.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please provide details on the need for the loan. Thank You	Sure! I am looking to pay off my two Discover credit cards at a much lower interest rate. I have already cut up the credit cards. I hope that helps answer your question. Thanks, Erika
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Sure. I am looking to consolidate and pay off 2 credit cards. The balances and interest are below. These were some of my first credit cards. Knowing then what I know today, I would have never accepted such terms. I have cut them up already. Technically there is nothing to stop me from accruing more dept, except willpower and knowledge. I do pay my debts, and have set a goal to be debt free. This is just one step on that journey. Thanks, Erika Card #1 Balance ~ 6900.00 Rate - 22.49% Card #2 Balance ~ 6000.00 Rate - 28.24%
Hello, what type of work do you do? Thanks!	Yes, I work at a Biotechnology company called Advion BioSciences in Ithaca, NY. I was promoted to the position of Project Leader early this year. Previously I worked in the Wet Labs at Advion. As a Project Leader, I coordinate with the Wet Lab and Mass Spectrometer operators here, to complete tasks for our clients. I hope this answers your question to satisfaction. Erika

Member Payment Dependent Notes Series 628163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628163	$5,000	$5,000	14.09%	1.00%	December 9, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628163. Member loan 628163 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Atlas and Design Contractors	Debt-to-income ratio:	14.69%
Length of employment:	5 years	Location:	HOWARD BEACH, NY

Home town:
Current & past employers:	Atlas and Design Contractors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,410.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 628170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628170	$5,000	$5,000	9.25%	1.00%	December 9, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628170. Member loan 628170 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	MEDITECH Inc.	Debt-to-income ratio:	5.20%
Length of employment:	< 1 year	Location:	CUMBERLAND, RI

Home town:
Current & past employers:	MEDITECH Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,628.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm amazed that no one has asked you any questions! You don't state any purpose for the loan other than "OTHER". You have 3 credit inquiries in the last 6 months. Your using 77% of your revolving credit line. You've been working at your current employer for less than a year. Please answer the following questions: 1. What is the purpose of this loan? 2. What is your position at Meditech Inc.? 3. What are the 3 credit inquiries in the last 6 months for? 4. Please give us a brief work history. Thank you!	1. The purpose of the loan is to consolidate debt and to move into a new home. By consolidating the debt, I will be paying less money per month, which will make my move more affordable. I am using 77% of my credit loine because I was unemployed for 9 months and trying to make ends meet. Now that I have a steady job again, I'm looking to consolidate my debt. 2. My position at MEDITECH is an implementation specialist. My position involves training hospitals around the country on how to use an integrated software. 3. The credit inquiries in the past 6 months involved applying for credit cards because I was required to apply for a personal credit card for my travel with MEDITECH. I'm fully reimbursed by MEDITECH for my travels, but was unable to be approved for a credit card at the time. I ended up getting an American Express Card, which fits my needs for work and I pay it off every month when I get reimbursed for travel. 4.Work history: Presently: MEDITECH from May 24, 2010 to Present Previous: Fleet Construction from March 2005 to August 2009. Thalmann Engineering from January 1, 2003 to March 2005

Member Payment Dependent Notes Series 628186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628186	$10,000	$10,000	12.61%	1.00%	December 13, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628186. Member loan 628186 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,765 / month
Current employer:	Trapper Mining Inc.	Debt-to-income ratio:	19.39%
Length of employment:	10+ years	Location:	Craig, CO

Home town:
Current & past employers:	Trapper Mining Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Will have to cancel loan request if full amount is not funded or very close to the full amount. Thank you for your consideration !

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	65
Revolving Credit Balance:	$13,584.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to invest in your loan but have some questions for you. Thanks in advance for answering. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Many borrowers request loans of varying amounts and all hope to be 100% funded. In reality, there are not always enough small investors to fund all loans. What is the minimum amount of funding you will need before accepting the loan? (FYI: After 6 months of ontime payments, you are automatically eligible to relist your loan for the unfunded amount). (6) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them. (7) What is the total balance on your mortgage and any HELOC you owe on your home? (8) What is the current market value of your home? (Use zillow.com if unsure).	Loan will be used for debt consolidation resulting in a divorce (I received all debt). I work as Human Resource Assistant and have worked at the same company for 24 1/2 years. Realistically, I plan to pay off this debt within one year. Total balance on home, $130k with a $200k value, no other mortgage related loans.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance on my home is $130k. Current market value, $200k. No HELOC or second mortgages. Thanks

Member Payment Dependent Notes Series 628210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628210	$7,000	$7,000	14.46%	1.00%	December 9, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628210. Member loan 628210 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	6.78%
Length of employment:	3 years	Location:	Bronx, NY

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I want to purpose to my girlfriend of 3 years. I love her so much. I always make all payments on time and i currently a promotion. all my payments and other bills are well within my budget. I am trying to give my girlfriend an awesome Christmas.Thank you everyone!!

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,019.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
-What do you do at JP Morgan Chase? Thanks.	I am a Personal Banker.

Member Payment Dependent Notes Series 628250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628250	$10,000	$10,000	16.69%	1.00%	December 13, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628250. Member loan 628250 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Navajo County	Debt-to-income ratio:	0.86%
Length of employment:	4 years	Location:	Holbrook, AZ

Home town:
Current & past employers:	Navajo County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Small business loan will be used to purchase an existing successful business including machinery, and current customer base. Income from my existing employer will be sufficient to repay the loan. Success is the business is NOT required to repay the balance.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
To enable investors to make an informed decision, please provide a detailed loan description. Please explain the delinquency 18 months ago on your credit history.	I was in the middle of building my home when the real estate market crashed. Our home was not finished an was now worth less than I owed on it. I had a construction loan which reimbursed me for expenses accrued. However, because the final appraisal came in lower than the first appraisal, the bank would not reimburse my final $20k I had already spent building the home - which was financed at 25%. When the home closed, I simply didn't have the cash flow to support the unexpected expense as well as the new mortgage - and the bank would not consolidate. I had to settle the debt. I am purchasing an existing business with this loan. The business has run for 30 years and the owner is giving me all of his existing customers. The business is running strong and consistant and I am confident of it's continued growth potential. The reason for the sell? The seller is retiring and physically unable to continue the work. The business consists of several pieces of wood working machinery. These tools are used to manufacture a very specific wood product; survey stakes, fence stays, and ginnies. "Coal" wood is purchased from a lumber yard at a fraction of the retail price. The product is manufactured in a 3 to 4 step simple process. The product is sold consistantly at a 500% profit. The seller (long time neighbor and friend) has agreed to not only give me his existing customers, but I will be working with him side by side for the first year as he introduces me to them personally and assists in guiding my work flow. He is an expert in the business as he has built his entire life and retirement soley from this business his entire life. Although I have worked in the wood business and feel comfortable to begin with, I am confident that his expertise guiding me will ensure the business' success.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $225,000.00 2. $240,000.00
How much debt do you have?	221k (mortgage) 15k (van) 12k (student loans) ---------------------------- 248k (total)
Can you please give the interest rates and monthly payments on the existing debts you listed? What is your take home monthly pay after taxes and what are your approximate monthly expenses?	Secured loan against vehicle: 14k @ 6.5% = payment of $282 225k @ 5% = payment of $1425 3k @ 3% = payment of $60 In the previous question I had listed a student loan debt of 13k - to clarify, that is only 3k as shown here. Take home is roughly 5300 monthly Expenses are roughly 3350 monthly
What progress have you made in getting Lending Club to approve your Credit Review Status? Some investors will not commit funds to a loan prior to such approval.	I just sent my verification for income this morning along with all contact information for my empoyer. I have verified my bank account and membership.

Member Payment Dependent Notes Series 628287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628287	$7,200	$7,200	9.62%	1.00%	December 10, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628287. Member loan 628287 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Group Management Services	Debt-to-income ratio:	4.79%
Length of employment:	4 years	Location:	columbus, OH

Home town:
Current & past employers:	Group Management Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	35
Revolving Credit Balance:	$1,031.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe need for loan. (Perhaps it is obvious by title of loan). Thank You	Sorry, I should have been a little more specific. I am purchasing an engagement ring with the loan.
can you explain your expenses?	The only expense I'm using the loan for is the engagement ring. I hope that helps.

Member Payment Dependent Notes Series 628348

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628348	$4,500	$4,500	14.83%	1.00%	December 10, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628348. Member loan 628348 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	ROTHROCK MOTORS	Debt-to-income ratio:	15.34%
Length of employment:	4 years	Location:	MACUNGIE, PA

Home town:
Current & past employers:	ROTHROCK MOTORS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > PLAN TO USE THE FUNDS TO REPAIR ROOF I HAVE GOOD CREDIT SCORE AND PAY ALL MY BILLS ON TIME IN THE RECENT 4 YEARS.. HAVE ONLY BEEN LATE ONCE WITH 1 BILL MONTHLY BUDGET SI 2800 PER MONTH I HAVE BEEN A SERVICE MANAGER FOR 21 YEARS AND HAVE BEEN AT THIS EMPLOYER FOR 4 YEARS Borrower added on 12/06/10 > I PLAN TO USE THE FUNDS TO REPAIR ROOF. MONTHLY BUDGET 2800 I HAVE G0OD CREDIT AND PAY MY BILLS ON TIME I HAVE BEEN A SERVICE MANAGER FOR 21 YEARS AND BEEN WORKING AT THIS EMPLOYER FOR 4 YEARS

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	44
Revolving Credit Balance:	$55,212.00	Public Records On File:	1
Revolving Line Utilization:	46.40%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 219,000 first mortgage 2nd mortgage is 40,000. Home value is 345,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. total balances are 260,000 house value is 345,000
What is the Public Record for?	Type your answer here. That was investment property that I owned 7 years ago that I let go back to the bank. I had a lead paint problem in the property

Member Payment Dependent Notes Series 628350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628350	$9,600	$9,600	13.72%	1.00%	December 10, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628350. Member loan 628350 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Fulcrum IT	Debt-to-income ratio:	15.02%
Length of employment:	5 years	Location:	Arlington, VA

Home town:
Current & past employers:	Fulcrum IT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I plan to use the loan to do some debt consolidation...I have a very stable and successful career as a project manager for an IT Company.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,539.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Please see previous response.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello there...the balance of the mortgage loans on the home is 385,763.02 and the HELOC balance is 24,164.35. Those are the only loans on the property. The current zestimate of the property according to Zillow is 534,500, but I estimate it's slightly higher.

Member Payment Dependent Notes Series 628369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628369	$1,800	$1,800	6.17%	1.00%	December 10, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628369. Member loan 628369 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Cricket Communications	Debt-to-income ratio:	19.97%
Length of employment:	2 years	Location:	El Paso, TX

Home town:
Current & past employers:	Cricket Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,716.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make, model and year of bike? Thanks	Honda, Shadow, 2003. No problem thank you

Member Payment Dependent Notes Series 628401

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628401	$5,000	$5,000	6.91%	1.00%	December 14, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628401. Member loan 628401 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	costco wholesale	Debt-to-income ratio:	23.78%
Length of employment:	5 years	Location:	DALY CITY, CA

Home town:
Current & past employers:	costco wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Please help me with debt consolidation and lower credit card rates.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,310.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please detail the type of loan, balance, APR, and minimum monthly payment for each of the accounts you will be consolidating?	I am trying to consolidate my car loan- 10.99 APR, $1,400 balance, $190/month minimum payment- and my American Express credit card- 15.24 APR, $3,500 balance, $75/month minimum payment. I am planning on being debt free within the next 5 years and am attempting to do so by ridding myself of my two smallest debts. I am aiming to pay off my Lending Tree loan within 2 years before tackling my larger debts.

Member Payment Dependent Notes Series 628434

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628434	$4,000	$4,000	16.69%	1.00%	December 9, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628434. Member loan 628434 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,208 / month
Current employer:	n/a	Debt-to-income ratio:	12.25%
Length of employment:	n/a	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > the funds are going to be used for family funeral costs

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,364.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what will this loan be used for?	family funeral expenses

Member Payment Dependent Notes Series 628452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628452	$19,000	$19,000	13.72%	1.00%	December 14, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628452. Member loan 628452 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,965 / month
Current employer:	Santa Fe Springs Storage Park	Debt-to-income ratio:	13.50%
Length of employment:	10+ years	Location:	Santa Fe Springs, CA

Home town:
Current & past employers:	Santa Fe Springs Storage Park
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > I am planning on retiring in 3 years and want to be debt free by that time.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,219.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	I am the manager of a storage facility for RV's and boats. I have been the manager for 9-1/2 years and been employed here for eighteen years total. I reside on the premises, so my rent is only $200/month. I plan on retiring in 3 years. I expect to take between 2 to 3 years to pay off loan. I am not sure if I would accept partial funding. Thanks for your interest.
Can you please provide a breakdown of how you plan to use the loan? I noticed your revolving credit balance is just over $11,000, but you're seeking $19,000. Thank you.	My total credit card debt is as of November is approximately $19,800. I don't know why only $11,000 would be reflected on my credit report. The only reason I can think of is that two of my cards are business cards issued my name and the company's name, but are totally my responsibility and not used for any company business. The outstanding balance on these two cards is roughly $5000. Let me know if you have any further questions. Thanks!
What are the balances and interest rates of the cards you want to consolidate?	$5400 - 27.99% $1690 - 26.74% $5100 - 28.24% $1900 - 22.00% $1690 - 19.99% $2100 - 16.24% $1200 - 15.24% Total $19,100. At one time all these accounts had lower interest rates, but as banks tightened credit they raised rates and lowered credit limits even though I paid on time and more than minimum. Frankly, I'm totally digusted with how they treat people who pay their bills. Sorry for the editorializing. Thanks for your interest!

Member Payment Dependent Notes Series 628463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628463	$6,000	$6,000	14.46%	1.00%	December 13, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628463. Member loan 628463 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Transworld Entertainment	Debt-to-income ratio:	17.52%
Length of employment:	10+ years	Location:	CINCINNATI, OH

Home town:
Current & past employers:	Transworld Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Asking for loan to buy out current car loan and having enough to buy friend's car. This loan's monthly payment will be considerably less than my current car loan's payment which will make me a sound investment.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,263.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe details for loan Thank You	I currently own an automobile that was purchased using a loan through Wells Fargo. Unfortunately, that vehicle is on its last legs and I still owe a little less than $4000 on that loan. (Bad financial decision, but I paid every payment dutifully.) However, a friend is willing to sell me his car for $1600. With the money from the prospective loan, I hope to buy out my current loan, purchase the new car, pay for tax and title, and make a minor repair to the car. Since I currently pay $235 per month on my current loan from Wells Fargo, if I get this new loan approved the monthly payment is way lower than what I had previously been paying and well within my income level, which makes me a sound investment.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	I work for a fairly large retail corporation dealing in the entertainment industry. I started out in high school working part time, but as time went on I found myself working in management. Twelve years after starting, I am in a stable and comfortable position within the company.I work full time but also attend school part time as I pursue a radiology tech degree. I will have that degree in approximately 2-3 years at which time I expect my income to increase. This leaves with expectation that I plan to pay off the loan somewhere around the 4 year range maybe a little earlier if I need to or later if the situation depends on it.

Member Payment Dependent Notes Series 628472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628472	$15,000	$15,000	8.88%	1.00%	December 14, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628472. Member loan 628472 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Honeywell	Debt-to-income ratio:	7.17%
Length of employment:	10+ years	Location:	Enumclaw, WA

Home town:
Current & past employers:	Honeywell
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,462.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please detail the type of loan, principal amount, APR, and minimum monthly payment for each account that you will be consolidating?	Originally planned to consolidate, but with the smaller funding, simply pay down existing VISA balance of $18K, as of Nov APR = 21+%, $499 min pmt

Member Payment Dependent Notes Series 628527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628527	$3,000	$3,000	12.23%	1.00%	December 13, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628527. Member loan 628527 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	US Army	Debt-to-income ratio:	23.92%
Length of employment:	6 years	Location:	LEESVILLE, LA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	64
Revolving Credit Balance:	$1,763.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what loans (amount, APR) are going to pay off with this loan. How long do you plan to be employed by the Army?	I will be in the Army until December 2013 and 18.9
Please provide the details for the need for this loan Thank You	Need to consolidate debt.

Member Payment Dependent Notes Series 628550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628550	$7,500	$7,500	9.99%	1.00%	December 14, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628550. Member loan 628550 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	CMD Agency	Debt-to-income ratio:	1.44%
Length of employment:	1 year	Location:	Portland, OR

Home town:
Current & past employers:	CMD Agency
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,426.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please tell us the purpose of this loan? What is the nature of the business for which you are going to use the loan? Why do you think the business will be profitable?	The loan is for financing the development of a website dedicated to green consumers. We have a solid business plan that will ensure large profits within the first year.

Member Payment Dependent Notes Series 628571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628571	$3,000	$3,000	13.35%	1.00%	December 8, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628571. Member loan 628571 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,375 / month
Current employer:	Volvo Group NA	Debt-to-income ratio:	11.84%
Length of employment:	10+ years	Location:	Climax, NC

Home town:
Current & past employers:	Volvo Group NA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	65
Revolving Credit Balance:	$16,398.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628636	$2,000	$2,000	6.54%	1.00%	December 10, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628636. Member loan 628636 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	US ARMY	Debt-to-income ratio:	19.08%
Length of employment:	10+ years	Location:	Junction City, KS

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,712.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 628638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628638	$12,000	$12,000	14.83%	1.00%	December 14, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628638. Member loan 628638 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Fraser Communications	Debt-to-income ratio:	14.13%
Length of employment:	3 years	Location:	La Mirada, CA

Home town:
Current & past employers:	Fraser Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$11,708.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 628653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628653	$6,400	$6,400	13.35%	1.00%	December 13, 2010	December 20, 2015	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628653. Member loan 628653 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	City of Daytona Beach	Debt-to-income ratio:	13.70%
Length of employment:	5 years	Location:	NEW SMYRNA BEACH, FL

Home town:
Current & past employers:	City of Daytona Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > Loan for misc. small home improvements, as well as consolidating other low credit card balances into one automatic monthly payment. Borrower added on 12/07/10 > Planning on using the funds for misc. home improvement costs. Have a very stable job with police department and a credit history with no defaults. WIlling to pay higher interest rate for quicker loan. Borrower added on 12/07/10 > there are no delinquencies in my credit - and I have a history of paying off loans/credit cards on time if not very far ahead of schedule. none of my accounts are maxed out- or near the maximum credit limit. Borrower added on 12/07/10 > I will not het behind or miss a payment- due to the nature of my job- I have the opportunity to work a great deal of overtime if the need arises to make my payments on time. Borrower added on 12/07/10 > Also starting a new position January 1st of next year that includes a large raise in salary- as well as a large tax refund that can contribute to repayment of this loan.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,056.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The house is brand new and was purchased in April of 2010. The current balance owed on the home mortgage loan is $105,763.I visited zillow.com, however, because the neighboorhood is so new and still having homes being built- I was unable to find any real information. I looked at the homes in the neighboorhood being sold that were the same model as mine and had fairly the same amount of upgrades and the listing prices were between $113,000-$129,000. Please let me know if I an help you with anything else you need to know! Im more than willing. Thank you so much!
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	Narcotics Detective with the city police department for the past five years. I work Monday-Friday 8-4, and am on call every other week- and also have search warrants on a weekly basis. I work an average of 7-15 hours of overtime a week. I selected five year repayment just "in case"- but intend on having it paid off before then- within a year or two. Thank you and let me know if you would like any additional information!

Member Payment Dependent Notes Series 628665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628665	$6,250	$6,250	9.99%	1.00%	December 14, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628665. Member loan 628665 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	security consultants group	Debt-to-income ratio:	12.24%
Length of employment:	1 year	Location:	louisville, KY

Home town:
Current & past employers:	security consultants group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,200.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 628709

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628709	$1,500	$1,500	8.88%	1.00%	December 8, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628709. Member loan 628709 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	City of Palmdale	Debt-to-income ratio:	11.21%
Length of employment:	6 years	Location:	Palmdale, CA

Home town:
Current & past employers:	City of Palmdale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/06/10 > My fiancee and I are trying to get a Christmas gift for both of us from Santa :). It's a cute English Bulldog puppy and this is the exact amount we need. Please, please, please make our holiday wishes come true! Thank you.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,884.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your current budget (fixed rent, utility bills, credit card payments, etc)?	We live with my fiancee's parents right now, so we are not paying any rent other then just helping out with some groceries. I have a couple credit card payments that were used for my parents 25th wedding anniversary, car expences, etc. but thats about it. We have a car payment as well. We just don't want to completely clean out our savings account and I know we can afford the payments with flying colors.
What do you do at the City? Do you live with your fiance? Does she work?	I work in a Recreation program forking with the youth and the community and love it! I work full time right now and yes, I live with my fiancee and her parents right now. My fiancee has a side job baking cupcakes and cakes and is loving what she does.

Member Payment Dependent Notes Series 628749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628749	$8,500	$8,500	14.09%	1.00%	December 13, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628749. Member loan 628749 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Phillip Maxwell & Associates, PLLC	Debt-to-income ratio:	20.00%
Length of employment:	8 years	Location:	Oxford, MI

Home town:
Current & past employers:	Phillip Maxwell & Associates, PLLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I own a business located in a downtown area. We are a wellness center and also have retail products. We offer massage, reiki treatments, craniosacral therapy, reflexology, life coaching and much more. We teach some self development classes as well. Our retail products are unique and we feature several locally made products. I opened the business in 2/2009 and have totally self-funded up to this point. We've experienced wonderful growth (47% increase just over last year) and are ready to move into a new (larger) space when my lease expires in February. Sales for the business so far in 2010 have increased 47% over 2009. We are currently in a small (600 sq/ft) space and need to expand in order to increase business. I've found a new location that is larger and in a more visible location in the downtown area. The rental rate is within budget, but I need to borrow this money for security deposit, first month rent (since we will be moving prior to ending the other lease so we don't have any downtime) and to build out an additional room in the space. All other expenses will be covered in the regular budget. The work I do is truly my life purpose and I am fully committed to its success. I've invested my own money and time and have a sound business expansion plan in place that has been reviewed by my business advisor and accountant. I do have some personal credit card debt, but the payments are totally within our personal budget and always paid on-time. The income listed here is just mine, but my husband makes about $100,000.00 per year as well. This is my first experience with peer to peer lending, but I am an advocate of the program. I love the idea that others are benefiting from the interest I will be paying. Thank you for your consideration. Blessings!

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	10
Revolving Credit Balance:	$90,911.00	Public Records On File:	0
Revolving Line Utilization:	69.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello - The 1st mortgage on my home is $180,000 and I have a HELOC that is $50,000. I purchased the home for $250,000 in 2004. According to the zillow.com it is coming up at $180,000. The house across the street is for sale for $234,000. We live in an area where property values have been hard hit by foreclosures, so there really isn't any equity in my house. Good thing I plan to live there for a while!

Member Payment Dependent Notes Series 628751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628751	$12,000	$12,000	13.35%	1.00%	December 13, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628751. Member loan 628751 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Tecogen	Debt-to-income ratio:	12.51%
Length of employment:	< 1 year	Location:	Enfield, CT

Home town:
Current & past employers:	Tecogen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > 1) This will be used to pay off 2 Bank Of America debts - have been very dissatisfied with their customer service and business practices, while other banks have gone above and beyond. 2) I have a good credit score, and going higher. I will continue to improve my credit worthiness through fiscal responsibility, but need to get rid of Bank Of America to do that. I also have been at my address for 28 years, raised by a good family. 3)My debt payoff budget will be between $1100 and $1500 / month, as I am currently not responsible for rent or utilities. 4)My job is very stable, 40 hours per week guaranteed, with overtime (1 1/2x pay) pretty much mandatory, seeing 1-5 hours per week with potential for more. The company I work for has limited competition, but is unmatched in service and customer benefits.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,325.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I live with family, they own the home.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I live with family, they own the home.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	1-Owe Chase, Discover, and Bank of America 2-BoA Balance of about $12,790 3-BoA Interest of 16.24% and 18.24% 4-BoA combined payments of about $400 / mo. 5-BoA to be paid off with this loan due to disappointing customer service. Chase and Discover will be paid off outside this loan. 6-I am a Field Service Technician repairing CHP units and Chillers.

Member Payment Dependent Notes Series 628801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628801	$3,000	$3,000	10.36%	1.00%	December 10, 2010	December 20, 2013	December 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628801. Member loan 628801 was requested on December 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Softwriters, Inc	Debt-to-income ratio:	3.56%
Length of employment:	< 1 year	Location:	Leechburg, PA

Home town:
Current & past employers:	Softwriters, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > For repairs on my septic tank.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,142.00	Public Records On File:	1
Revolving Line Utilization:	31.60%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 628821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628821	$4,800	$4,800	13.35%	1.00%	December 13, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628821. Member loan 628821 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ABC Court Reporting	Debt-to-income ratio:	4.46%
Length of employment:	3 years	Location:	North Massapequa, NY

Home town:
Current & past employers:	ABC Court Reporting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,185.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your delinquency 3 months ago from?	Type your answer here.I'm not sure I have any delinquencies. The only thing I can think of was I had an accoutn with Express from a long time ago which I had closed. I then opened a new one. I pay those types of bills online through their website. I had been going on checking the site which showed me a zero balance, not realizing I was looking at my old account not ym new one. Finally I received a letter saying I was 2 months late on a payment. I payed the card off in full that day. In the last week I have closed 7 credit card accounts which were all no balance, I do not use credit cards.
You will receive an email when the borrower answers your question.	Type your answer here.Yes, thank you.
Please provide the details for the need for this loan. Thank You	Type your answer here.This loan is for a personal surgery procedure

Member Payment Dependent Notes Series 628955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628955	$3,600	$3,600	9.25%	1.00%	December 13, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628955. Member loan 628955 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	tect utica	Debt-to-income ratio:	14.73%
Length of employment:	10+ years	Location:	utica, NY

Home town:
Current & past employers:	tect utica
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,824.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. I am interested in your loan, however would like to know what the purpose of the loan. The title only says "xmas". Thank you.	hi xmas money and also to pay off a lowes 900.00 loan thanks

Member Payment Dependent Notes Series 628995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628995	$8,000	$8,000	12.23%	1.00%	December 9, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628995. Member loan 628995 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	CA Dept of Fish and Game	Debt-to-income ratio:	13.58%
Length of employment:	10+ years	Location:	Sacramento, CA

Home town:
Current & past employers:	CA Dept of Fish and Game
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > These funds will be used to consolidate my high-interest credit card debt with rates as high as 29.99. I have a stable government job (been there over 10 years, pension, guaranteed salary raise every year, promotional opportunities), and I also do some IT consulting on the side for extra income. I don't have children and don't plan on it any time soon. I am a responsible home owner. I have never missed a payment or defaulted on ANY credit card or loan. I always pay more than my minimum. I am thrifty in my day-today spending habits and I meticulously budget and track my spending every month. The only negative thing about my financial picture is the interest rates on my credit cards, which all skyrocketed before the CARD legislation was signed. With the help of this loan, those predatory rates will be a thing of the past. Thank you!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,422.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thanks. Not really a question though. I too work hard for my money and I appreciate everyone's contribution. I wouldn't be applying for this loan if I wasn't planning on paying it back. Thanks again.

Member Payment Dependent Notes Series 629008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629008	$1,500	$1,500	12.61%	1.00%	December 9, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629008. Member loan 629008 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	n/a	Debt-to-income ratio:	20.74%
Length of employment:	n/a	Location:	Glendale, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,979.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629018	$3,000	$3,000	9.62%	1.00%	December 10, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629018. Member loan 629018 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Enloe Medical Center	Debt-to-income ratio:	5.07%
Length of employment:	< 1 year	Location:	Chico, CA

Home town:
Current & past employers:	Enloe Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I am a nursing student and I work at Enloe hospital. I love my job. My best friend is pregnant & lives in virginia. I would really like to see her and share in her joy of a new life. I am a very hard worker and I pay for all of my school, however I have not taken a vacation in 8 years and this would be a way for me to enjoy myself and suprise my friend. Borrower added on 12/09/10 > I am a very responsible person. I work full time at a very stable job. I enjoy taking care of people & making them feel better. I always pay my bills on time. I have taken care of myself since I was 16, I am 27 now. I have been financially responsible for myself for 11 years now and through good choices I have been able to maintain good credit. My credit is very important to me, I would like to buy a house someday so I can take care of my family.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,521.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 629039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629039	$5,000	$5,000	9.25%	1.00%	December 14, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629039. Member loan 629039 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.35%
Length of employment:	10+ years	Location:	CERRITOS, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > I have been running my Life Insurance business for 12 years. I am seeking this loan to pay credit cards down and buy more leads. According to my credit report I have not been late on my payments to loan and credit cards. I have paid off a similar loan from Capital One where the monthly payment was $417/month. My monthly budget includes credit cards/loans I pay $500, car insurance $89, Cell phone $100, utilities $70, rent $500.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,808.00	Public Records On File:	1
Revolving Line Utilization:	50.20%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 629047

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629047	$3,500	$3,500	9.62%	1.00%	December 13, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629047. Member loan 629047 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Florida State University	Debt-to-income ratio:	12.21%
Length of employment:	< 1 year	Location:	Tallahassee, FL

Home town:
Current & past employers:	Florida State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This loan will go towards my closing cost which is 3759.00. I have just started a new job at Florida State Univ, but I was employed at my previous job for 7 years.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1977	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,615.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at FSU?	Professional staff at the College of Medicine

Member Payment Dependent Notes Series 629099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629099	$3,000	$3,000	6.91%	1.00%	December 13, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629099. Member loan 629099 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Merrill Lynch- Bank of America	Debt-to-income ratio:	7.80%
Length of employment:	3 years	Location:	Perrysburg, OH

Home town:
Current & past employers:	Merrill Lynch- Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I've had my job for over 3 years. I plan to use this loan to add to an investment position I have been making. I have a sizeable position in stock that I can use as a safety net for any debt payment, but clearly I have income to pay with beforehand. I see very little risk here.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$830.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the purpose of your loan and your position at your company.	I wish to add to a position in a certain investment I am making. I'm an associate for a financial advisor.
What is the expected rate of return on your proposed investment? Is it worth the risk?	I'm looking for a minimum of 100% return. So yes I believe the risk-reward is in my favor. I would not be taking out a loan at 7% to bet on a 10-14% gain.

Member Payment Dependent Notes Series 629111

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629111	$2,500	$2,500	12.98%	1.00%	December 14, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629111. Member loan 629111 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cooney Medical Inc.	Debt-to-income ratio:	20.55%
Length of employment:	8 years	Location:	SCRANTON, PA

Home town:
Current & past employers:	Cooney Medical Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,230.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 629245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629245	$11,500	$11,500	14.09%	1.00%	December 13, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629245. Member loan 629245 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,477 / month
Current employer:	Carson Medical Group	Debt-to-income ratio:	23.18%
Length of employment:	4 years	Location:	Reno, NV

Home town:
Current & past employers:	Carson Medical Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I plan to use the funds to get out of debt quicker. I am a extremely financially responsible. Never been late on a payment or have never fallen behind. My montly budget gives me plently of money to make my payment in full and on time. My job is extremely stable, I have been with the company for over four years and they have invested into a project that makes me a lifetime employee.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,067.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED	I am in charge of all cosmetic services at our medical office. I would like to pay the loan off in the 3 years given. I have never once missed a payment with a loan or fell short of paying any debt back. I will accept what I can. I need help combining all of my bills into one payment.
I am interesting in funding your loan, however according to your credit balance you owe $8,067.00 and your loan is for $11,500. What is the difference for?	That is actually not correct. I do owe about $12,000 on credit cards. Not sure why it is saying $8,067. I wish that is all I owed. Hope this helps.

Member Payment Dependent Notes Series 629254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629254	$7,400	$7,400	16.69%	1.00%	December 14, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629254. Member loan 629254 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Latigo Oil & Gas, Inc.	Debt-to-income ratio:	24.51%
Length of employment:	7 years	Location:	Woodward, OK

Home town:
Current & past employers:	Latigo Oil & Gas, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,368.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Can you please tell us what you will be using the loan for, in detail? Thanks	Sure. I was in a serious car accident with my son a few months ago & have had a lot of medical bills accumulating since then along with getting a different car as mine was totalled in the accident. That has caused some serious setbacks and I had to take some time off work also. I've had to start relying on credit cards for some of our day to day expenses. I've never been in a situation like this before & I would like to get back on my feet again & get back in a position to be saving money for the future. I've always been pretty responsible in that manner and it's really stressed me out having debt like this now. I'm a single mom of a 7 year old. I do not receive child support & never have so I am truly on one income also. Thank you for your question and if there is anything else you need to know, just ask!
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (send LC income documents) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info.	Thanks for the tip!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is about $69,140.00 and I'm not sure what HELOC is. I had an appraisal done on my house a couple of months ago & it is valued at $104,000. Let me know if you have any other questions.

Member Payment Dependent Notes Series 629268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629268	$3,000	$3,000	8.88%	1.00%	December 9, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629268. Member loan 629268 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Travelers Insurance	Debt-to-income ratio:	20.57%
Length of employment:	10+ years	Location:	Snellville, GA

Home town:
Current & past employers:	Travelers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > Funds will be used to make energy efficient improvements in my home. Applicant has steady employment and income and has maintained an above average FICO credit score for 10+ years. Has never been late or delinquent on any loan borrowed or revolving debt account.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,308.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 629329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629329	$4,800	$4,800	13.35%	1.00%	December 10, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629329. Member loan 629329 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Bank of Texas	Debt-to-income ratio:	23.20%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Bank of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I am paying over 27% interest on my 4 lines of credit. i would like to consolidate close to 5K dollars in credit card debt.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	42
Revolving Credit Balance:	$18,298.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Many small investors working together fund LC borrower loans. I%u2019d like to invest in your loan but have some requests from you. Thanks in advance. (1) What will this loan be used for? (2) What do you do for work and what is your work history? (3) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (4) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (5) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	I am using this loan to pay off total credit card debt, and catch up a bit on my school loan payments. I currently work part time for Bank of Texas, as I freelance write for Haute Living Magazine (I am the Dallas City Editor) and am currently in an internship with TrueSource Media as a book publisher. I plan to pay this off in one year, maximum, as my income is expected to grow exponentially in the next four months.

Member Payment Dependent Notes Series 629368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629368	$4,000	$4,000	8.88%	1.00%	December 10, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629368. Member loan 629368 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,350 / month
Current employer:	Trane	Debt-to-income ratio:	4.02%
Length of employment:	6 years	Location:	taylors, SC

Home town:
Current & past employers:	Trane
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > This loan is to fill the long, and quite depressing vacancy in the driveway. A little over a year ago I sold my dear friend and adventure enabler 1964 VW camper to finishes up some home improvements. It was hard to do, but I did double my money and finished up what had to be done. Anyway I have found a replacement if thats even possible, and called up my credit union to get the loan as I have done for many years, only to find out that the company that they have merge with has done away with the classic car loan I have grown to depend on. So not being discouraged by their resent change in policy I started looking for another way. Thats when I found you and decided to give it a shot. The more I research this the better it sounds, you win I win. So with that being said let me just say, thank you for giving me a rate and term I can live with. Thank you.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$617.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Trane?	Currently working with the local school district preforming energy surveys on schools they have selected. The surveys consist of equipment and control system program modifications, which help make the facilities more energy efficient. If I'm not working on schools I'm out trouble shooting and repairing building automation systems.

Member Payment Dependent Notes Series 629369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629369	$3,000	$3,000	6.91%	1.00%	December 13, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629369. Member loan 629369 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	USAF	Debt-to-income ratio:	15.62%
Length of employment:	10+ years	Location:	Antelope, CA

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,630.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 629374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629374	$1,000	$1,000	9.62%	1.00%	December 14, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629374. Member loan 629374 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	alsco	Debt-to-income ratio:	14.34%
Length of employment:	6 years	Location:	westbend, WI

Home town:
Current & past employers:	alsco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	46
Revolving Credit Balance:	$346.00	Public Records On File:	1
Revolving Line Utilization:	6.80%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is alsco and what do you do there?	Type your answer here. We deliver uniforms and carpets to businesses in wisconsin area. Im a route rep for the company.

Member Payment Dependent Notes Series 629380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629380	$6,000	$6,000	13.35%	1.00%	December 10, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629380. Member loan 629380 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	24.39%
Length of employment:	3 years	Location:	Brunswick, MD

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,162.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629484	$1,000	$1,000	13.35%	1.00%	December 10, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629484. Member loan 629484 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	MedAssurant	Debt-to-income ratio:	10.80%
Length of employment:	2 years	Location:	Hemet, CA

Home town:
Current & past employers:	MedAssurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,496.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for MedAssurant and where did you work prior to that?	I am a certified medical coder with MedAssurant. Prior to that I worked for a family business while I was in school gaining my certificate. And prior to that I worked for an Farmer's insurance agency for over 3 years.

Member Payment Dependent Notes Series 629517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629517	$3,800	$3,800	12.98%	1.00%	December 10, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629517. Member loan 629517 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Fed Ex Ground	Debt-to-income ratio:	17.47%
Length of employment:	5 years	Location:	Columbus, OH

Home town:
Current & past employers:	Fed Ex Ground
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,323.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What do you do for FedEx Ground? Are you a full time or part time employee? Are you a student? Art	I am a part time employer there and I just load packages into trailers pretty much. Pretty physical job. I am not a student (already went to college and got my degree, just not using it right now). I also work at Guitar Center on the weekends for fun and also for extra cash!
Many small investors working together fund LC borrower loans. I%u2019d like to invest in your loan but have some requests from you. Thanks in advance. (1) What will this loan be used for? (2) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (3) You have requested a loan for 60 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (4) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	This loan is going to be used to pay off most of my credit cards and also part of it is going to be used to help rent a house with some friends of mine (Going to save money in the long run living with them, and also going to save money paying less per month on this loan than I would paying on my credit cards every month.) As far as verifying this income, I can't do that until LendingClub's end of it has started the verification process. Until then I can't do anything about it. I plan on paying this off whenever I can and I don't have a specific amount of time in mind..... could take me a year, could take me 5 years. I'm going to make minimum payments on it and take care of other things I need to in the process. I actually have 3 credit cards open, but I don't really want to tell you all the info about them.... I don't feel it necessary nor safe to put that info out there!

Member Payment Dependent Notes Series 629594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629594	$5,000	$5,000	9.25%	1.00%	December 13, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629594. Member loan 629594 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	State of California	Debt-to-income ratio:	10.80%
Length of employment:	4 years	Location:	Vallejo, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > This loan will be paid off in less than 1 year! Because I pre-order too many Sideshow Toys, I just need the money for a short period. Thanks.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197.00	Public Records On File:	1
Revolving Line Utilization:	24.60%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please tell us the purpose of this loan? What is the nature of the business for which you are going to use the loan? What makes you think the business will be profitable?	I've Pre-Order over ten Sideshow Toys Statues and need the money to cover the pre-order. The Sideshow Statues are worth a lot more in about one year. I intend to pay this loan off in less than one year. I have several statues I will be selling off in the next several weeks. Each statue I have is worth well over two hundred dollars and I have sell receipts to prove it. Thanks.

Member Payment Dependent Notes Series 629606

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629606	$3,000	$3,000	9.25%	1.00%	December 13, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629606. Member loan 629606 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	US JOINER LLC	Debt-to-income ratio:	22.00%
Length of employment:	7 years	Location:	LA MESA, CA

Home town:
Current & past employers:	US JOINER LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,791.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 629639

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629639	$7,200	$7,200	10.36%	1.00%	December 14, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629639. Member loan 629639 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	n/a	Debt-to-income ratio:	14.31%
Length of employment:	n/a	Location:	Tampa, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I am currently employed as a doctoral level school psychology intern. I am a graduate student at the University of South Florida, and I am on track to graduate in Summer 2011. I have been a full time doctoral student for the past 4.5 years, and while I have tried to keep my expenses down, this loan will be very helpful for me to consolidate my debt.

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,051.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am currently employed as a doctoral level school psychology intern with Pasco County Schools. I am a graduate student at University of South Florida, and I am on track to graduate in Summer 2011. I am receiving lots of positive feedback from my supervisors and expect that I will be hired as a full-time school psychologist for the district in August 2011.

Member Payment Dependent Notes Series 629667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629667	$7,000	$7,000	15.20%	1.00%	December 10, 2010	December 21, 2015	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629667. Member loan 629667 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	14.85%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	Morgan Stanley
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,492.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Morgan Stanley?	I work as IT support.

Member Payment Dependent Notes Series 629752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629752	$3,000	$3,000	12.61%	1.00%	December 13, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629752. Member loan 629752 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,167 / month
Current employer:	Emerald Medical Care	Debt-to-income ratio:	12.46%
Length of employment:	6 years	Location:	Panama City, FL

Home town:
Current & past employers:	Emerald Medical Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > Financing purchase of 1976 Airstream travel trailer

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,509.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Emerald Medical Care? Thank you.	Type your answer here. I'm a Physician Assistant and partner. Thanks!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is 378,000. The house was appraised at 388,000 in June 2010. I don't have any other mortgages or HELOC on this home. Thanks!

Member Payment Dependent Notes Series 629807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629807	$2,400	$2,400	9.62%	1.00%	December 10, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629807. Member loan 629807 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	US Army	Debt-to-income ratio:	10.16%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I'm currently employed by the US Military and have been so for about 4 years. I have a stable income monthly and will be able to make the loan payment easily. I want this loan to pay off credit card debt and consolidate it into one payment a month instead of four. I'm a good borrower because I pay all of my bills on time and have a stable career and income to do so. My monthly budget allows for me to be able to easily pay one loan payment instead of multiple payments.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
When do you plan on leaving the military, since 4 years is a normal enlistment period?	I reenlisted already for 4 more years. My current ETS is 2014 although I plan to do at least 20 years and retire.

Member Payment Dependent Notes Series 629846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629846	$3,000	$3,000	14.83%	1.00%	December 13, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629846. Member loan 629846 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	European Hotel	Debt-to-income ratio:	12.20%
Length of employment:	4 years	Location:	miami, FL

Home town:
Current & past employers:	European Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > this loan is to consilidate credit cards bebts in only one payment so I can control better my finances, I have good credit history of always pay my debt on time, I have a very stable position as an IT specialist in a growing company that provides IT services for Hotels and tourism.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,029.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 629902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629902	$8,000	$8,000	14.46%	1.00%	December 13, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629902. Member loan 629902 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,444 / month
Current employer:	U.S. Army	Debt-to-income ratio:	11.65%
Length of employment:	10+ years	Location:	Lawton, OK

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,936.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you moving locally or long distance?	I am in the military so it is a long distance move.
My questions: (1) Current USA Rank?-Pay Grade?-ETS? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	CW2, W2, career soldier intend to payoff while on active duty.

Member Payment Dependent Notes Series 629917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629917	$4,350	$4,350	5.79%	1.00%	December 14, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629917. Member loan 629917 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	IBIS Advisors Co.	Debt-to-income ratio:	1.85%
Length of employment:	2 years	Location:	Portland, OR

Home town:
Current & past employers:	IBIS Advisors Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > Dear Potential Investors: I'm in need of a personal loan to complete the purchase of a used Subaru Forester. A practical car for a practical professional. I'm a global human resources consultant with an annual salary of $70,000. I have no children, and I'm not married. I have excellent credit, and you should expect prompt repayment for your kindness. If you have any questions, please do not hesitate to ask.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,944.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan to take to pay back?	The loan term is for 3 years. I will adhere to the terms of the loan, and all of my monthly payments will be prompt.

Member Payment Dependent Notes Series 629932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629932	$9,600	$9,600	9.99%	1.00%	December 14, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629932. Member loan 629932 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,558 / month
Current employer:	Marlboro Township Public Schools	Debt-to-income ratio:	17.11%
Length of employment:	4 years	Location:	SPRING LAKE, NJ

Home town:
Current & past employers:	Marlboro Township Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I'm looking to consolidate my credit card debt. Borrower added on 12/08/10 > Credit card debt consolidation.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	75
Revolving Credit Balance:	$8,096.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as debt(s) you are not looking to consolidate with this loan? Secondly, has anything occurred to avoid accruing new debt?	$5,100 at 19% interest (credit card), $3,700 at 11 % interest (credit card), $500 at 15% (credit card) Debt not being consolidated - $800 (credit card, no interest for 15 months), student loans (in deferment due to full time grad school schedule) The debt was mostly due to moving and having to start over buying new furniture, etc. I will avoid accruing new debt now that I am settled in and being more responsible with my money.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1.) Health and P.E. teacher for Marlboro Memorial M.S. - 4 years and tenured. 2.) With my teaching income, coaching income and second job as a personal trainer, I plan to pay the loan within 2-3 years.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you and I promise you will get paid back promptly. I appreciate the investment during these tough times. Thanks again!

Member Payment Dependent Notes Series 629960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629960	$3,600	$3,600	9.62%	1.00%	December 13, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629960. Member loan 629960 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	J & R Schugel Trucking	Debt-to-income ratio:	16.44%
Length of employment:	10+ years	Location:	New Ulm, MN

Home town:
Current & past employers:	J & R Schugel Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I fully intend to pay this loan off before the term of the loan. We just had a baby and have some medical bills to pay off. My job is very secure and I have been here for 13 years. I have never been unemployed and often work two jobs, so I am a hard worker and very dedicated to paying my way myself.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	54
Revolving Credit Balance:	$3,000.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for J & R Schugel Trucking?	I am the Billing Supervisor. I oversee the A/R and 5 other employees.

Member Payment Dependent Notes Series 630035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630035	$3,500	$3,500	12.61%	1.00%	December 10, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630035. Member loan 630035 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Neville Landscape Services Inc.	Debt-to-income ratio:	13.33%
Length of employment:	2 years	Location:	Henderson, NV

Home town:
Current & past employers:	Neville Landscape Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I have two credit cards with very high interest rates and a few other minor bills that I have been paying on. I have tried several times to get the interest rates reduced on the cards and, of course, the banks have no interest in doing this. I always pay my bills by the due date. I just would prefer to do it at a lower interest rate and to deal with only one bill.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,176.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Neville Landscape Services Inc. and where did you work prior to that?	I am the office manager. My job entails administrative and bookkeeping functions. I handle anything from customer calls to quarterly taxes. Prior to working here, I was a full-charge bookkeeper for a firearms dealer.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	One credit card 1000.00 owed at 31.99%, another card 750.00 owed at 24.99%, a medical bill, and a loan from a friend when my child's father decided to quit paying support six months early. I have no interest in accruing more debt. My only interest is in reducing what I owe and paying it off as quickly as possible. My goal is to be debt free in five years.
Many small investors working together fund LC borrower loans. I%u2019d like to invest in your loan but have some requests from you. Thanks in advance. (1) Please go through the process of verifying your income with Lending Club (support@lendingclub.com). This is not done automatically and must be done by you. If you do this, your loan request will be much more attractive to potential investors %u2013 myself included. (2) You have requested a loan for 36 months. Realistically, when do you anticipate paying off in full: 1 year, 2 years, 3 years..? (3) Please list all credit cards currently open, their interest rates, and your current monthly payments on each of them.	I would be happy to verify my income, but in checking, it appears the request will come directly from the Lending Club credit team. I have no problem providing any documentation you need as soon as I here from them. I would like to pay the loan off in less than three years. I believe I can have it paid back in two. I have two credit cards currently open. One at 31.99%, the other at 24.99%. I pay as much as I can each month. It's always more than the minimum amout due. I pay $50 - $60 on each with more going to the higher interest rate card.

Member Payment Dependent Notes Series 630038

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630038	$1,600	$1,600	13.72%	1.00%	December 10, 2010	December 22, 2013	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630038. Member loan 630038 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,400 / month
Current employer:	Milford Nature Center	Debt-to-income ratio:	20.86%
Length of employment:	< 1 year	Location:	Abilene, KS

Home town:
Current & past employers:	Milford Nature Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > I'm trying to pay down a high interest credit card and even though I pay double the minimum payment each month I get slammed with a $100 interest charge and can't get ahead. Credit card company won't lower the rate even though I have paid on time and extra for over 6 months! I want to pay my debts off but they have me in a nasty cycle

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,451.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Milford Nature Center and where did you work prior to that?	I'm a naturalist at the nature center, which is part of the Kansas Department of Wildlife and Parks. I take care of the animals and give educational programs about the animals and the environment. Prior to that I worked for a summer nature camp in Kansas City. I graduate college in May with degrees in animal science and wildlife biology.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I don't own my own home or rent. I moved back in with my parents 6 months ago so I could put that money towards my bills. I do own in my name a completely paid off 2002 Toyota Tundra with a kelley blue book value of about $7900.

Member Payment Dependent Notes Series 630052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630052	$4,000	$4,000	16.69%	1.00%	December 13, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630052. Member loan 630052 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,917 / month
Current employer:	AANEM	Debt-to-income ratio:	20.77%
Length of employment:	7 years	Location:	Rochester, MN

Home town:
Current & past employers:	AANEM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > I work at a non profit organization for physicians and have been at my job, going on 8 years. With this loan, I plan to pay of some smaller credit cards that I have so that I am able to make 1 payment per month rather than multiple smaller payments. In my opinion, I belive I am a good borrower because I make my monthly payments on time and I am always thinking of ways to budget my money better.

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,222.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello! I currently owe $63,000 on my mortgage. The only thing I can find on the value is that in 2008 it looks like the value was $61,000. Thanks!

Member Payment Dependent Notes Series 630226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630226	$8,000	$8,000	15.95%	1.00%	December 14, 2010	December 22, 2015	December 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630226. Member loan 630226 was requested on December 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	General Electric Company	Debt-to-income ratio:	0.75%
Length of employment:	10+ years	Location:	Westport, CT

Home town:
Current & past employers:	General Electric Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,181.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your monthly expenses?	$2500.
Is your income of $10,000.00 per month correct?	It is actually $10,833. Annual Income is $130,000.
You seem like an excellent candidate. Do you mind sharing your occupation at GE? Also, will you be verifying your income? Thanks.	Thanks for your note, I appreciate it. I have provided my last 2 years of tax filings as well as employment and income verification details to lending club as of this morning.

Member Payment Dependent Notes Series 630268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630268	$8,400	$8,400	13.72%	1.00%	December 14, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630268. Member loan 630268 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	LA County Sheriffs Dept	Debt-to-income ratio:	2.92%
Length of employment:	10+ years	Location:	LANCASTER, CA

Home town:
Current & past employers:	LA County Sheriffs Dept
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	32
Revolving Credit Balance:	$2,675.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	Type your answer here.I'm installing new energy efficient windows and insulating the attic in my house.my house was built in 1976 and it is extremely in efficient.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.I owe about 290000 on my home. I'm not sure of its current market value however when I bough the home three years ago my offer was 150000 less than the listed price. I think I have lost about 70000 in equity since. I bought the house however the area I live in is kind of exclusive so I am not worried about recouping my money. It is my belief that my home will gain equity with just a small up turn in the housing market.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.zillions shows my house at 290000.that's what I purchased the home for.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that loan ends 100 pct funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here.I'm a deputy sheriff in Los Angeles California. I've been so for 10 years.hoping to use this loan to replace my homes 40 year old windows with new energy efficient ones. I intend on repaying the loan in 2 to 3 years.

Member Payment Dependent Notes Series 630464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630464	$2,250	$2,250	8.88%	1.00%	December 14, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630464. Member loan 630464 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	The Art of Shaving	Debt-to-income ratio:	2.80%
Length of employment:	< 1 year	Location:	STAR PRAIRIE, WI

Home town:
Current & past employers:	The Art of Shaving
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/12/10 > I'm using this loan to help with moving expenses that is coming up fast. I would be able to repay this loan quite soon and the extra money would be to help pay off a credit card so I would have a lower interest rate to pay with this loan. I have a great credit score and a steady income.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,477.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 630483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630483	$1,000	$1,000	10.36%	1.00%	December 13, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630483. Member loan 630483 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	John Hancock	Debt-to-income ratio:	13.21%
Length of employment:	2 years	Location:	Woburn, MA

Home town:
Current & past employers:	John Hancock
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1973	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$6,331.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 630486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630486	$4,000	$4,000	16.32%	1.00%	December 13, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630486. Member loan 630486 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	Target	Debt-to-income ratio:	11.92%
Length of employment:	3 years	Location:	Ledyard, CT

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > The Loan Is To Have The Money For Me To Get My Car Car Fixed And Get It Up & Running

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,393.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 630521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630521	$3,600	$3,600	6.91%	1.00%	December 14, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630521. Member loan 630521 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,075 / month
Current employer:	Nordson Corporation	Debt-to-income ratio:	13.69%
Length of employment:	2 years	Location:	Oxford, GA

Home town:
Current & past employers:	Nordson Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,469.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 630598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630598	$3,000	$3,000	14.46%	1.00%	December 13, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630598. Member loan 630598 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	10.13%
Length of employment:	5 years	Location:	Kissimmee, FL

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/09/10 > I currently have a credit debt of $14.7K of which minimum payments are about $500 a month. I am looking for a loan to cover my current debt and for the remaining $10.3K to cover some home improvements and furnishings without having to use more of my credit lines or opening more credit accounts. This would be to the benefit of my great credit and finances.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,081.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for debts to be consolidated.	Huntington (Car Loan), $5300 Chase (Credit Card) $2000 Citi Financial (Credit Card) $1500 Discover (Credit Card) $2600 Macy's (Department Store) $100 JC Penny (Department Store) $500 Walmart (Department Store) $700 Best Buy (Department Store) $2000 Total: $14,700.00 Total Minimum Montly Payments $550
You are seeking to borrow $25K but have indicated only $14.7K in debts to be consolidated. Please explain the $10.3K difference.	The difference would be to install a fence and purchase to purchase several basic household furnishings. I recently moved into a home, which I am currently renting and looking to purchase in the next year. I have made several calculations and believe that getting a personal loan vs. opening other credit cards/lines of credit is in the best interest of my credit and finances.
Why would you want to install a fence on property that you do not currently own? Although, I am not familiar with real estate law in Florida, but it may be the case that (1) if for any reason you do not purchase this house, the fence may become the property of your landlord--at no cost to him, and (2) your lease, written or unwritten, may require the written permission of your landlord to install the fence.	I have already spoken to the landlord and he has given me permission to install the fence. I have two large dogs and for their health and physical fitness would need to have the freedom that a fenced yard would give them. Also, I have discussed purchasing the home with the lanlord and he is willing to sell the home to me within the next year. Also, we have agreed that if I do not purchase the property the fence will remain my property. If any documentation supporting this is needed, it can be provided. I appreciate your questions and do not mind answering all the questions you may have. Please feel free.
Has your landlord already obtained the building permit for installing the fence?	No he has not. He is waiting for me to tell him when.
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Thank you...Will Do. Any other advice is greatly appreciated.

Member Payment Dependent Notes Series 630624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630624	$10,000	$10,000	12.23%	1.00%	December 14, 2010	December 23, 2013	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630624. Member loan 630624 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	General Dynamics C4 Systems	Debt-to-income ratio:	16.19%
Length of employment:	9 years	Location:	Tempe, AZ

Home town:
Current & past employers:	General Dynamics C4 Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Inpatient Rehabilitation for my Son.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$10,032.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Why was your loan withdrawn and relisted?	1. Yes 2. $125K 3. Because they had not received the fax of my utility bill to verify my address.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. No 2. 0 3. $250K
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1. Business Operations Analyst- for program support maintenance for government contracts. 2. I am hoping for around 2 to 2 1/2.

Member Payment Dependent Notes Series 630718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630718	$4,500	$4,500	13.72%	1.00%	December 14, 2010	December 23, 2015	December 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 630718. Member loan 630718 was requested on December 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Dominos Pizza	Debt-to-income ratio:	13.70%
Length of employment:	2 years	Location:	Herrin, IL

Home town:
Current & past employers:	Dominos Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,880.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Domino's? Specifically, what are the loan proceeds to be used for?	I am a Manager at Domino's Pizza. The proceeds will be used for tuition and books at the college that I attend. My parents make over $200k a year so I am not eligible for any kind of reasonable student loans, but they also do not help me with school. I had to make a second account on this website for a second loan, but if you could look I have over a year of constant repayment on the first account with no issues.

Member Payment Dependent Notes Series 631226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631226	$3,500	$3,500	13.72%	1.00%	December 14, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631226. Member loan 631226 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	R&O Construction	Debt-to-income ratio:	15.58%
Length of employment:	< 1 year	Location:	Clovis, CA

Home town:
Current & past employers:	R&O Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,450.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at R&O Construction and where did you work prior to that?	Construction Superintendent on a apartment complex. Previously worked for Smith Flat Construction
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage loans is $197,000, value is $240,000

Member Payment Dependent Notes Series 631406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631406	$6,000	$6,000	14.09%	1.00%	December 14, 2010	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631406. Member loan 631406 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Country Meadows of South Hills	Debt-to-income ratio:	13.48%
Length of employment:	2 years	Location:	Washington, PA

Home town:
Current & past employers:	Country Meadows of South Hills
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > This loan will be used to pay off high credit card balances.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,578.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 631868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631868	$6,000	$6,000	12.61%	1.00%	December 14, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631868. Member loan 631868 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,180 / month
Current employer:	Georgia Army National Guard	Debt-to-income ratio:	0.60%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Georgia Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/11/10 > Listed income is my own monthly net, excluding spousal income. We are pending approval on our first mortgage - dependent on our proof of funds for the down payment/closing costs. Before I began working full-time for the Guard we survived on my wife's income alone - so we now make ~$3000 a month more than necessary, but can't wait two months and let the house slip away while we save. I intend to pay this loan off in about 6 months time, barring unexpected surprises. We have no debts, and pay our credit cards' full balance monthly. Our mortgage payment will be less than $600 including all escrow and taxes and such - half of our current rent!!! That leaves plenty of room to always pay on time!

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,906.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) USA Rank?-Pay Grade?-ETS? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes that your loan is quickly 100 pct funded. Lender 505570 Screen ID: USMC-RETIRED.	(1) SPC / E4 / Jan 2013 (2) 6 mo - 1 yr

Member Payment Dependent Notes Series 631987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631987	$6,000	$6,000	12.23%	1.00%	December 14, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631987. Member loan 631987 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,100 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	5.91%
Length of employment:	10+ years	Location:	Perth Amboy, NJ

Home town:
Current & past employers:	Goldman Sachs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > i have worked for 14.5 years at my current Company. No late Mortgage payments ever.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,963.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	According to zillow current mkt value is 347K with a range of 371K - we currently have estimaged 318K remaining

Member Payment Dependent Notes Series 632049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632049	$1,600	$1,600	9.99%	1.00%	December 14, 2010	December 25, 2013	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632049. Member loan 632049 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Clary Corp	Debt-to-income ratio:	10.41%
Length of employment:	10+ years	Location:	ALHAMBRA, CA

Home town:
Current & past employers:	Clary Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	81
Revolving Credit Balance:	$2,181.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 632059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632059	$10,800	$10,800	18.17%	1.00%	December 14, 2010	December 25, 2015	December 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632059. Member loan 632059 was requested on December 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Health Net Inc	Debt-to-income ratio:	23.06%
Length of employment:	10+ years	Location:	Canyon Country, CA

Home town:
Current & past employers:	Health Net Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/03/10 > Refinancing credit card debt currently @ 29.99%. Accounts are in good standing showing excellent payment history

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,534.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 9 dated December 14, 2010